UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01829

Columbia Acorn Trust

(Exact name of registrant as specified in charter)

227 W. Monroe Street

Suite 3000

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 600

Washington, DC 20005

Paul B. Goucher, Esq.

Columbia Management Investment Advisers, LLC

100 Park Avenue

New York, New York 10017

P. Zachary Egan

Columbia Acorn Trust

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 634-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2016
Columbia Acorn® Fund
Columbia Acorn International®
Columbia Acorn USA®
Columbia Acorn International SelectSM
Columbia Acorn SelectSM
Columbia Thermostat FundSM
Columbia Acorn Emerging Markets FundSM
Columbia Acorn European FundSM
Not FDIC Insured • No bank guarantee • May lose value

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Not part of the shareholder report

Columbia Acorn Family of Funds   |  Annual Report 2016

Fund at a glance
Columbia Acorn® Fund
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
P. Zachary Egan
Co-Portfolio Manager
Fritz Kaegi
Co-Portfolio Manager
Matthew A. Litfin
Co-Portfolio Manager
Morningstar Style BoxTM
The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2016)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	10.06	10.76	6.20	13.76
	Including sales charges		3.70	9.46	5.57	13.61
Class C	Excluding sales charges	10/16/00	9.29	9.98	5.40	12.89
	Including sales charges		8.66	9.98	5.40	12.89
Class I		09/27/10	10.44	11.15	6.55	14.13
Class R4		11/08/12	10.32	11.01	6.48	14.12
Class R5		11/08/12	10.43	11.11	6.52	14.13
Class Y		11/08/12	10.50	11.16	6.55	14.13
Class Z		06/10/70	10.39	11.08	6.51	14.12
Russell 2500 Index			17.59	14.54	7.69	N/A
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2016, prospectus, as supplemented June 27, 2016, the Fund’s annual operating expense ratio is 0.82% for Class Z shares and 1.07% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
4	Columbia Acorn Family of Funds | Annual Report 2016

Fund at a glance  (continued)
Columbia Acorn® Fund
The Growth of a $10,000 Investment in Columbia Acorn® Fund Class Z Shares
June 10, 1970 (Fund inception) through December 31, 2016
This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn® Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception.
Top ten holdings (%) (at December 31, 2016)
Align Technology, Inc. Invisalign System to Correct Malocclusion (Crooked Teeth)	2.4
Education Realty Trust, Inc. Student Housing	1.7
Wageworks, Inc. Healthcare Consumer Directed Benefits & Commuter Account Management	1.7
Lazard Ltd., Class A Corporate Advisory & Asset Management	1.6
Raymond James Financial, Inc. Full Service Wealth Management	1.6
HealthSouth Corp. Inpatient Rehabilitation Facilities & Home Health Care	1.6
Toro Co. (The) Turf Maintenance Equipment	1.5
Vantiv, Inc., Class A Credit Card Processor	1.4
Pra Health Sciences, Inc. Contract Research Organization	1.3
MB Financial, Inc. Chicago Bank	1.3
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2016)
Common Stocks	97.5
Money Market Funds	0.4
Securities Lending Collateral	2.1
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2016)
Consumer Discretionary	14.6
Consumer Staples	2.0
Energy	3.7
Financials	17.1
Health Care	20.0
Industrials	19.5
Information Technology	15.0
Materials	1.8
Real Estate	4.7
Telecommunication Services	1.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Acorn Family of Funds | Annual Report 2016	5

Manager Discussion of Fund Performance
Columbia Acorn® Fund
P. Zachary Egan
Co-Portfolio Manager
Fritz Kaegi
Co-Portfolio Manager
Matthew A. Litfin
Lead Portfolio Manager
Columbia Acorn Fund Class Z shares gained 10.39% in 2016. While it had a strong absolute return, the Fund fell short of its primary benchmark, the Russell 2500 Index, which gained 17.59%. The benchmark’s more core orientation benefited from strength in value stocks throughout the year. In comparison to the Fund’s more growth-oriented Morningstar Mid-Cap Growth peer group, Columbia Acorn Fund beat the category average return of 6.03% by 436 basis points (a basis point is 1/100th of a percent). We feel 2016 was a positive year for the Fund’s small/mid-cap growth strategy and are pleased with its solid absolute return in a market that largely favored value strategies. Fund relative performance benefited from good stock selection in the consumer discretionary sector, but was dragged down by investments in the financial and information technology sectors.
The health care sector is inherently risky and often complicated by political volatility and regulatory hurdles, so it was not surprising that the sector came under pressure following the U.S. presidential election on concerns about changes proposed by the new administration. The Fund saw a significant impact from health care holdings both at the top and the bottom end of the performance scale. On the downside in the sector, Celldex Therapeutics, a biotech developing cancer drugs, fell following a failed drug trial early in the year and a lack of news flow kept the stock depressed, resulting in a 78% decline for the year. Down 37% in the Fund, orphan drug developer Ultragenyx Pharmaceutical also declined with the sector and on concerns about drug prices.
There is still a great deal of strategic interest from acquirers within the health care sector, as evidenced by Medivation, a developer and marketer of cancer drugs. Its stock rose 173% for the year, gaining on news that French drug company Sanofi wanted to acquire the company at a significant premium. Sanofi lost out to Pfizer, however, which acquired the company at a price well above Sanofi’s initial offer. Up 46%, Align Technology, the maker of the Invisalign system used to straighten teeth, gained as the company continued to take business away from traditional braces with its clear plastic retainers.
In the real estate sector, Jones Lang LaSalle, a provider of real estate services, fell 37% in 2016. The company struggled early in the year on concerns of a decline in commercial real estate transaction and leasing volumes in China, concerns that broadened to include the United Kingdom and Europe following the Brexit vote.
Industrials benefited from the “Trump bump” following the election, particularly companies with larger U.S. tax exposure. Up 55%, Toro, a well-known name in lawn care equipment, reported strong quarterly earnings and positive initial 2017 guidance driven primarily by excellent operational execution. New to the Fund this year, WageWorks, a provider of health care consumer-directed benefits and commuter account management, falls within the industrial sector and gained 41% on news of its acquisition of ADP’s customer-directed benefits business. This acquisition is expected to have significant upside, and the company also benefited from positive 2017 enrollment trends.
Through enhancements to our long-standing, research-driven process, the number of new stock ideas added to Columbia Acorn Fund increased in 2016. The 58 new ideas that were added—which compares to 25 new ideas added in 2015—represented 38% of the Fund’s market value at year end. Looking at Fund and benchmark comparative data for earnings-per-share growth, long-term debt to capitalization and return on invested capital, the portfolio now holds higher quality and faster growing names. We believe we are offering Fund shareholders a portfolio of the best U.S. small- to mid-caps available. We do not anticipate the same level of turnover will continue in 2017, but we will continue to look for opportunities to add what we believe to be superior smaller growth names to the portfolio.
While we do not generally make large shifts in the Fund based on macroeconomic events, we did consider Fund positioning and the anticipated impact of a Trump presidency. We took advantage of the downturn in health care to increase the Fund’s overweight in the sector. We believe that there are many compelling investment areas in health care that will not be impacted significantly by the changes proposed by the new administration. While still an underweight position versus the benchmark, we did

6	Columbia Acorn Family of Funds | Annual Report 2016

Manager Discussion of Fund Performance  (continued)
Columbia Acorn® Fund
increase exposure to financials in the quarter, specifically to banks that are likely to benefit from higher interest rates. With the potential for interest rates to rise, we maintained the Fund’s large underweights in utilities and real estate, areas that are generally negatively impacted by higher rates and that also lack the growth potential that we look for in Fund holdings.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.
Columbia Acorn Family of Funds | Annual Report 2016	7

Fund at a glance
Columbia Acorn International®
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
P. Zachary Egan
Co-Portfolio Manager
Louis J. Mendes
Co-Portfolio Manager
Morningstar Style BoxTM
The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2016)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	-2.51	6.24	2.99	9.37
	Including sales charges		-8.10	5.00	2.39	9.10
Class B	Excluding sales charges	10/16/00	-3.11	5.44	2.28	8.65
	Including sales charges		-7.93	5.11	2.28	8.65
Class C	Excluding sales charges	10/16/00	-3.26	5.45	2.21	8.56
	Including sales charges		-4.22	5.45	2.21	8.56
Class I		09/27/10	-2.18	6.64	3.38	9.80
Class R		08/02/11	-2.82	5.86	2.67	9.08
Class R4		11/08/12	-2.32	6.48	3.30	9.76
Class R5		08/02/11	-2.23	6.58	3.34	9.77
Class Y		11/08/12	-2.19	6.62	3.36	9.79
Class Z		09/23/92	-2.28	6.54	3.33	9.77
MSCI ACWI ex USA SMID Cap Index (Net)			3.57	6.99	2.18	N/A
S&P Global ex-U.S. Between $500M and $5B Index			6.73	7.89	3.57	7.90
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B shares are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C shares are shown with and without the maximum CDSC of 1.00% for the first year after purchase. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2016, prospectus, as supplemented June 27, 2016, the Fund’s annual operating expense ratio is 0.99% for Class Z shares and 1.24% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI ex USA SMID Cap Index (Net) captures a mid- and small-cap representation across 22 of 23 developed market countries (excluding the U.S.) and 23 emerging market countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country.
The S&P Global ex-U.S. Between $500M and $5B® Index is a subset of the broad market selected by the index sponsor that represents the mid- and small-cap developed and emerging markets, excluding the United States.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
8	Columbia Acorn Family of Funds | Annual Report 2016

Fund at a glance  (continued)
Columbia Acorn International®
The Growth of a $10,000 Investment in Columbia Acorn International® Class Z Shares
September 23, 1992 (Fund inception) through December 31, 2016
This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn International at inception appreciated to $15,870 on May 31, 1994, the inception date of the MSCI ACWI ex USA SMID Cap Index (Net). For comparison with the MSCI ACWI ex USA SMID Cap Index (Net), we assigned the index the same value as the Fund at index inception.
Top ten holdings (%) (at December 31, 2016)
CCL Industries, Inc. (Canada) Global Label Converter	2.4
Hexagon AB, Class B (Sweden) Design, Measurement & Visualization Software & Equipment	2.1
Partners Group Holding AG (Switzerland) Private Markets Asset Management	2.0
Wirecard AG (Germany) Online Payment Processing & Risk Management	1.8
Rightmove PLC (United Kingdom) Internet Real Estate Listings	1.8
Domino’s Pizza Enterprises Ltd. (Australia) Domino’s Pizza Operator in Australia & New Zealand	1.6
Kindred Group PLC (Malta) European Online Gaming Operator	1.5
Zee Entertainment Enterprises Ltd. (India) Indian Programmer of Pay Television Content	1.5
Aalberts Industries NV (Netherlands) Flow Control & Heat Treatment	1.5
MTU Aero Engines AG (Germany) Airplane Engine Components & Services	1.4
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2016)
Consumer Discretionary	22.5
Consumer Staples	3.2
Energy	2.7
Financials	9.0
Health Care	9.6
Industrials	23.4
Information Technology	16.4
Materials	8.1
Real Estate	3.8
Telecommunication Services	1.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Acorn Family of Funds | Annual Report 2016	9

Fund at a glance  (continued)
Columbia Acorn International®
Country breakdown (%) (at December 31, 2016)
Australia	2.3
Cambodia	0.2
Canada	7.5
China	1.7
Denmark	3.1
Finland	0.6
France	2.8
Germany	6.1
Hong Kong	1.4
India	2.2
Indonesia	0.7
Italy	1.3
Japan	22.5
Malta	1.4
Mexico	1.1
Netherlands	2.2
New Zealand	0.6
Philippines	0.5
Singapore	1.3
South Africa	1.2
South Korea	2.6
Spain	3.0
Sweden	4.2
Switzerland	4.5
Taiwan	3.3
Thailand	1.1
United Kingdom	15.2
United States(a)	5.4
Total	100.0

(a)	Includes investments in Money Market Funds.
Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
10	Columbia Acorn Family of Funds | Annual Report 2016

Manager Discussion of Fund Performance
Columbia Acorn International®
P. Zachary Egan
Co-Portfolio Manager
Louis J. Mendes
Co-Portfolio Manager
Columbia Acorn International Class Z shares ended the year down 2.28%, underperforming the 3.57% gain of the Fund’s primary benchmark, the MSCI ACWI ex USA SMID Cap Index (Net). The relative lag was largely due to the Fund’s emphasis on secular growth businesses in a year that favored deep value cyclicals. This effect of the Fund’s investment strategy is apparent when looking at its more growth-oriented Morningstar Foreign Small/Mid Growth peer group, which had an average decline of 2.98% for the year. Materials and information technology were the most significant sectoral detractors from relative performance for the year. Regionally, the majority of the Fund’s underperformance was concentrated in Europe and the United Kingdom, and in Asia ex-Japan.
On the downside, IHI, a Japanese industrial conglomerate, was the Fund’s biggest detractor for the year. Down 49%, we sold the stock in the first quarter as word reached the market that several of its projects in shipbuilding and overseas plant construction were exceeding budget estimates, negatively impacting the company’s profitability. Based in Sweden, Kindred Group (formerly known as Unibet), a European online gaming operator, ended the year down 24%. Kindred gave back much of its 2015 gains as overall sentiment on the sector weakened and on concerns that growth would not be fast enough in newly regulated markets to offset higher taxes. We view the re-regulation of online gaming as a long-term positive development, reducing regulatory risk, raising barriers to entry and favoring highly ethical, well-invested Nordic operators like Kindred.
CCL Industries, a Canadian global label converter, ended the year up 23% and was the Fund’s top contributing stock. CCL acquired U.S.-based Checkpoint Solutions, a maker of anti-theft label systems, in 2016, raising expectations of significant cost and revenue synergies from the move. Actelion, a Swiss-based biopharmaceutical company focused on the discovery, development and commercialization of drugs for orphan diseases, was added to the Fund this year and was a top contributor to gains, increasing 53% in the Fund. A key player in the $5 billion-plus pulmonary hypertension market, Actelion is the subject of a complicated takeover bid by Johnson & Johnson, which may not ultimately result in a deal, but has put a valuation premium on its shares. Also impacted by acquisition news, U.S.-listed Cepheid, a global leader in the burgeoning molecular diagnostics space, gained 83% following the announcement that it was to be acquired by Danaher. We sold the stock on the news.
Thoughtful market commentators will pause before opining on market prospects for 2017, given the series of consequential political surprises in 2016. Western Europe, including the United Kingdom, was home to over 40% of the Fund’s capital at year end. Here we face not only uncertainties related to how the United Kingdom will extricate itself from the European Union, but also important national elections in both France and Germany, which could have implications for the future of the European integration project. On the other hand, many European corporates, with the notable exception of financials, are beneficiaries of continuing low interest rates and any potential fiscal boost. In addition, we feel many corporate valuations appear reasonable at this time.
Japan, the third largest economy in the world, contains few pockets of growth owing to adverse demographics and little immigration. However, many Japanese companies are now earnestly adopting initiatives aimed at improving returns on capital, which we believe could prove a catalyst for further stock price appreciation. The yen remains a wildcard, as earnings in Japanese exporters can be highly sensitive to foreign exchange effects. The Fund had roughly 20% of its capital deployed in Japan at year end.
Asia ex-Japan, not a homogenous region, constituted roughly 15% of Fund assets at year end. Here we remain excited by attractive demographics, and rising productivity and prospects for the consumer and financial sectors, which flow from these. As long as regional corporates fund themselves in unhedged U.S. dollars, however, dollar strength introduces balance sheet hazards, which we will be watching closely. To the extent that companies anywhere on the globe supply the U.S. market, they could be adversely impacted by protectionist measures seemingly entailed by President Trump’s “America First!” rhetoric. The contours of any policy in this regard, however, remain highly uncertain at this time, and

Columbia Acorn Family of Funds | Annual Report 2016	11

Manager Discussion of Fund Performance  (continued)
Columbia Acorn International®
policymakers may reconsider as they become sensitized to the ultimate implications of this approach for U.S. consumers and U.S. exporters. As always, we will rely heavily on indicators of business quality to sort through the opportunities.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.
12	Columbia Acorn Family of Funds | Annual Report 2016

Fund at a glance
Columbia Acorn USA®
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Matthew A. Litfin
Lead Portfolio Manager
William J. Doyle
Co-Portfolio Manager
Morningstar Style BoxTM
The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2016)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	12.70	12.48	6.34	9.92
	Including sales charges		6.19	11.15	5.71	9.60
Class C	Excluding sales charges	10/16/00	11.92	11.71	5.56	9.13
	Including sales charges		11.29	11.71	5.56	9.13
Class I		09/27/10	13.16	12.94	6.71	10.33
Class R4		11/08/12	12.93	12.76	6.62	10.29
Class R5		11/08/12	13.09	12.85	6.66	10.31
Class Y		11/08/12	13.18	12.90	6.69	10.32
Class Z		09/04/96	13.00	12.77	6.62	10.29
Russell 2000 Index			21.31	14.46	7.07	8.59
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2016, prospectus, as supplemented June 27, 2016, the Fund’s annual operating expense ratio is 1.18% for Class Z shares and 1.43% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Columbia Acorn Family of Funds | Annual Report 2016	13

Fund at a glance  (continued)
Columbia Acorn USA®
The Growth of a $10,000 Investment in Columbia Acorn USA® Class Z Shares
September 4, 1996 (Fund inception) through December 31, 2016
This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.
Top ten holdings (%) (at December 31, 2016)
Toro Co. (The) Turf Maintenance Equipment	2.2
LCI Industries RV & Manufactured Home Components	2.1
Camping World Holdings, Inc., Class A RV-centric Retail Stores & Services	2.1
LegacyTexas Financial Group, Inc. Texas Thrift	2.0
Dorman Products, Inc. Aftermarket Auto Parts Distributor	1.9
j2 Global, Inc. Communication Technology & Digital Media	1.9
Papa John’s International, Inc. Franchisor of Pizza Restaurants	1.8
Lakeland Financial Corp. Indiana Bank	1.8
AMN Healthcare Services, Inc. Temporary Healthcare Staffing	1.8
ANSYS, Inc. Simulation Software for Engineers & Designers	1.7
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2016)
Common Stocks	95.7
Money Market Funds	2.0
Securities Lending Collateral	2.3
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2016)
Consumer Discretionary	19.5
Consumer Staples	1.4
Energy	2.5
Financials	15.3
Health Care	25.1
Industrials	16.0
Information Technology	17.9
Real Estate	2.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

14	Columbia Acorn Family of Funds | Annual Report 2016

Manager Discussion of Fund Performance
Columbia Acorn USA®
Matthew A. Litfin
Lead Portfolio Manager
William J. Doyle
Co-Portfolio Manager
Columbia Acorn USA Class Z shares gained 13.00% in 2016, a strong absolute return but short of the 21.31% gain of the Fund’s primary benchmark, the Russell 2000 Index. The difference was largely due to the benchmark’s exposure to value stocks, which led market performance for much of the year but aren’t a focus of the Fund’s small-cap growth strategy. Comparing to the Fund’s growth-oriented Morningstar Small Growth peer group, Columbia Acorn USA surpassed the category average return of 11.20% by 180 basis points (a basis point is 1/100th of a percent).
Health care names were prominent among the Fund’s detractors for the year. Celldex Therapeutics, a biotech developing cancer drugs, was sold in the first quarter but ranked as the Fund’s worst detractor for the annual period, falling 78% in the Fund. The company’s brain cancer drug failed a Phase III trial early in the year and the stock declined on the news. Orphan drug developer Ultragenyx Pharmaceutical and Akorn, a developer, manufacturer and distributor of specialty generic drugs, ended the year down 38% and 42%, respectively. Political uncertainty following the election brought down the sector, as did increased concerns regarding drug pricing pressures.
The top-contributing sector to Fund performance for the year was consumer discretionary. The Fund’s overweight position in the sector gained 24%, nearly doubling the benchmark’s 13% return. LCI Industries (formerly Drew Industries), a provider of recreational vehicles (RVs) and manufactured home components, was the top contributor in the Fund, gaining 78% in 2016, as the company continued to benefit from market-share gains amid robust RV end-market demand, combined with its efficient manufacturing processes. Within the same industry, we participated in the October initial public offering of Camping World, a chain of RV-centric retail stores and related services provider. The stock got off to a strong start, ending the year up 42%. The RV market is one of the bright spots in the consumer discretionary space, and we believe Camping World has solid prospects for sales growth and margin expansion. Papa John’s International, a franchisor of pizza restaurants, was also a leader for the year in the sector, gaining 56% as the company took share in the pizza industry with its effective digital platform and marketing strategy, which drove strong earnings.
Over the past year, we made significant changes to Columbia Acorn USA. We added 63 new ideas to the Fund, focusing on companies that have high and steady returns on invested capital. We also reduced the weighted average market cap of the Fund by focusing our additions to the portfolio on small-cap growth names. Overall, the Fund increased its exposure to the health care and consumer discretionary sectors in 2016 and reduced its exposure to industrials, as we gravitated to companies that we believe are less cyclical, have sustainable growth outlooks and have the ability to control their own destinies. While health care struggled late in the year, we are finding compelling valuations and investment opportunities in the sector in areas that we believe are unlikely to be greatly impacted by changes proposed by the new administration.
Going into 2017, it appears that there is significant economic momentum. U.S. gross domestic product growth looks encouraging, though it was down somewhat in the fourth quarter of 2016. Consumer spending has been strong, and the market is beginning to price in apparent optimism around potential regulatory changes. In our opinion, a more business-friendly environment should be beneficial to the high-quality, small-cap growth companies held in Columbia Acorn USA, as should a transition in equity markets from being interest-rate driven to being earnings driven.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn Family of Funds | Annual Report 2016	15

Fund at a glance
Columbia Acorn International SelectSM
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Stephen Kusmierczak
Co-Portfolio Manager
Andreas Waldburg-Wolfegg
Co-Portfolio Manager
Morningstar Style BoxTM
The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2016)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	0.90	5.27	2.63	7.45
	Including sales charges		-4.89	4.03	2.02	7.10
Class C	Excluding sales charges	10/16/00	0.15	4.45	1.82	6.63
	Including sales charges		-0.85	4.45	1.82	6.63
Class I		09/27/10	1.34	5.65	3.01	7.82
Class R4		11/08/12	1.15	5.55	2.95	7.79
Class R5		11/08/12	1.25	5.61	2.98	7.80
Class Y		11/08/12	1.29	5.65	3.00	7.82
Class Z		11/23/98	1.18	5.57	2.96	7.79
MSCI ACWI ex USA Net (USD)			4.50	5.00	0.96	N/A
S&P Developed Ex-U.S. Between $2B and $10B Index			4.32	8.58	2.60	7.05
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2016, prospectus, as supplemented June 27, 2016, the Fund’s annual operating expense ratio is 1.15% for Class Z shares and 1.40% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI ex USA Index (Net) captures a large- and mid-cap representation across 22 of 23 developed market countries (excluding the U.S.) and 23 emerging market countries. The index covers approximately 85% of the global equity opportunity set outside the United States.
The S&P Developed Ex-U.S. Between $2B and $10B® Index is a subset of the broad market selected by the index sponsor that represents the mid-cap developed market, excluding the United States.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
16	Columbia Acorn Family of Funds | Annual Report 2016

Fund at a glance  (continued)
Columbia Acorn International SelectSM
The Growth of a $10,000 Investment in Columbia Acorn International SelectSM Class Z Shares
November 23, 1998 (Fund inception) through December 31, 2016
This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn International Select at inception appreciated to $17,309 on December 31, 2000, the month-end of the inception date of the MSCI ACWI ex USA Index (Net). For comparison with the MSCI ACWI ex USA Index (Net), we assigned the index the same value as the Fund at month-end of the index inception date.
Top ten holdings (%) (at December 31, 2016)
CCL Industries, Inc. (Canada) Global Label Converter	6.0
Recruit Holdings Co., Ltd. (Japan) Recruitment & Media Services	4.9
Hexagon AB, Class B (Sweden) Design, Measurement & Visualization Software & Equipment	4.7
Partners Group Holding AG (Switzerland) Private Markets Asset Management	4.6
Aeon Mall Co., Ltd. (Japan) Suburban Shopping Mall Developer, Owner & Operator	4.1
Wirecard AG (Germany) Online Payment Processing & Risk Management	4.0
MTU Aero Engines AG (Germany) Airplane Engine Components & Services	4.0
Naspers Ltd., Class N (South Africa) Media in Africa, China, Russia & Other Emerging Markets	3.6
Hoya Corp. (Japan) Opto-electrical Components & Eyeglass Lenses	3.6
Geberit AG (Switzerland) Plumbing Systems	3.5
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2016)
Consumer Discretionary	17.7
Consumer Staples	4.5
Energy	4.4
Financials	7.6
Health Care	8.4
Industrials	20.1
Information Technology	19.8
Materials	11.4
Real Estate	4.1
Telecommunication Services	2.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Acorn Family of Funds | Annual Report 2016	17

Fund at a glance  (continued)
Columbia Acorn International SelectSM
Country breakdown (%) (at December 31, 2016)
Australia	2.0
Canada	7.5
China	3.0
Denmark	3.0
France	4.8
Germany	7.4
India	2.9
Ireland	2.3
Japan	20.5
South Africa	3.3
Spain	2.0
Sweden	4.3
Switzerland	7.5
Taiwan	2.7
Thailand	2.4
United Kingdom	14.5
United States(a)	9.9
Total	100.0

(a)	Includes investments in Money Market Funds.
Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
18	Columbia Acorn Family of Funds | Annual Report 2016

Manager Discussion of Fund Performance
Columbia Acorn International SelectSM
Stephen Kusmierczak
Co-Portfolio Manager
Andreas Waldburg-Wolfegg
Co-Portfolio Manager
Columbia Acorn International Select Class Z shares ended the year up 1.18%, underperforming the 4.50% gain of the Fund’s primary benchmark, the MSCI ACWI ex USA Index (Net). The relative lag was largely due to the Fund’s emphasis on growth in a year that favored deep value cyclicals. Comparing to the Fund’s more growth-oriented Morningstar Foreign Large Growth peer group, which had an average decline of 2.14% for the year, the Fund outperformed by 332 basis points (a basis point is 1/100th of a percent). Regionally, Fund underperformance was concentrated in the United Kingdom and Europe. On a sector basis, Fund performance lagged in the consumer discretionary and materials sectors.
On the downside, Novozymes, a Danish manufacturer of industrial enzymes, fell 27% on lowered guidance in the second half of the year, reversing reports made earlier in the year that the company would likely reach the higher end of its guidance range. Novozymes has been negatively impacted by weak agriculture income and low oil prices, which have depressed bioenergy. Down 38% for the year, Eutelsat, a French provider of fixed satellite services, was sold in the third quarter on concerns about future growth prospects for the company. Down 15%, Distribuidora Internacional de Alimentación, a discount retailer in Spain and Latin America, declined as quarterly earnings fell short of expectations and remained flat year-over-year. Pricing pressure in Spain and Portugal have hurt the company. Next, a UK clothes and home retailer, ended the year down 40%, also suffering from poor earnings results for the year.
The leading contributor to Fund performance in 2016 was Largan Precision, a Taiwanese maker of mobile device camera lenses and modules. Largan dominates the high-end miniature lens business and has been expanding its operating margins. Its stock gained 73% during the year. Also a leader in the year, Partners Group, a Swiss investment manager focused on private equity, infrastructure and real estate, gained 33%. The company benefited from the uptick in European financials and from fundraising from new and existing clients that exceeded expectations. Canadian global label converter CCL Industries, the Fund’s largest position at year end, was also a top contributor, gaining 22%. CCL acquired U.S.-based Checkpoint Solutions, a maker of anti-theft label systems, in 2016, raising expectations of significant cost and revenue synergies from the move.
As we move into 2017, worldwide political uncertainty is at an all-time high. President Trump’s pledge to put America first could have negative implications for international companies that draw their business from the United States. A lack of clarity around Brexit negotiations continues to worry investors, and upcoming elections in France and Germany could determine the future of the European Union. On the other hand, despite initial concerns, the resignation of Italian Prime Minister Renzi following the defeat of a controversial reform referendum had little impact on European markets late in the year. In addition, Italy began to take measures to safeguard its banking sector, a move viewed very favorably by the markets.
At the end of the year, we saw interest rates increase in the United States and we expect other countries to follow. Japanese stocks rallied at year end on positive economic data suggesting improved growth prospects and on reduced expectations of further stimulus efforts coming from the Bank of Japan. The European Central Bank announced stimulus measures but then hinted at a possible reversal.
Through diligent research, we will continue to focus on finding opportunities to take advantage of market conditions. Our emphasis remains on building exposure to names that have solid earnings growth and the ability to succeed long term.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater

Columbia Acorn Family of Funds | Annual Report 2016	19

Manager Discussion of Fund Performance  (continued)
Columbia Acorn International SelectSM
than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.
20	Columbia Acorn Family of Funds | Annual Report 2016

Fund at a glance
Columbia Acorn SelectSM
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
David L. Frank
Co-Portfolio Manager
Matthew S. Szafranski
Co-Portfolio Manager
Morningstar Style BoxTM
The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2016)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	11.54	12.08	5.14	9.40
	Including sales charges		5.13	10.76	4.52	9.05
Class C	Excluding sales charges	10/16/00	10.67	11.25	4.34	8.58
	Including sales charges		9.80	11.25	4.34	8.58
Class I		09/27/10	11.99	12.49	5.51	9.79
Class R4		11/08/12	11.86	12.35	5.43	9.74
Class R5		11/08/12	11.96	12.43	5.47	9.76
Class Y		11/08/12	12.02	12.47	5.49	9.77
Class Z		11/23/98	11.88	12.40	5.45	9.75
S&P MidCap 400 Index			20.74	15.33	9.16	10.40
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2016, prospectus, as supplemented June 27, 2016, the Fund’s annual operating expense ratio is 0.88% for Class Z shares and 1.13% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The S&P MidCap 400® Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Columbia Acorn Family of Funds | Annual Report 2016	21

Fund at a glance  (continued)
Columbia Acorn SelectSM
The Growth of a $10,000 Investment in Columbia Acorn SelectSM Class Z Shares
November 23, 1998 (Fund inception) through December 31, 2016
This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.
Top ten holdings (%) (at December 31, 2016)
HealthSouth Corp. Inpatient Rehabilitation Facilities & Home Health Care	4.8
Liberty Global PLC, Class A Cable TV Franchises Outside of the United States	4.7
JB Hunt Transport Services, Inc. Truck & Intermodal Carrier	4.6
Middleby Corp. (The) Manufacturer of Cooking Equipment	4.5
LKQ Corp. Alternative Auto Parts Distribution	4.4
Vail Resorts, Inc. Ski Resort Operator & Developer	4.2
AMERCO North American Moving & Storage	3.9
Education Realty Trust, Inc. Student Housing	3.8
Robert Half International, Inc. Temporary & Permanent Staffing in Finance, Accounting & Other Professions	3.7
Jones Lang LaSalle, Inc. Real Estate Services	3.7
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2016)
Common Stocks	98.5
Money Market Funds	1.5
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2016)
Consumer Discretionary	20.3
Financials	9.0
Health Care	16.6
Industrials	29.6
Information Technology	11.6
Materials	3.5
Real Estate	9.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

22	Columbia Acorn Family of Funds | Annual Report 2016

Manager Discussion of Fund Performance
Columbia Acorn SelectSM
David L. Frank
Co-Portfolio Manager
Matthew S. Szafranski
Co-Portfolio Manager
Columbia Acorn Select Class Z shares gained 11.88% in 2016, a strong absolute return but short of the Fund’s primary benchmark, the S&P MidCap 400 Index, which gained 20.74%. Throughout most of the year, strong performance among value stocks helped the benchmark’s more core orientation, but worked against the Fund’s mid-cap growth strategy. Compared to its peers, Columbia Acorn Select topped its Morningstar Mid-Cap Growth category average annual return of 6.03%.
The Fund underperformed relative to its benchmark in the information technology sector, due largely to the underperformance of two names sold in the first quarter of the year. Bankrate, a provider of Internet advertising for insurance, credit card and banking markets, left the Fund with a 33% loss for the year after declining on increased pressure from competitor Google. Blackhawk Network, a third-party distributor of prepaid content such as gift cards, declined 26% in the Fund on changes at the retail level that negatively impacted its business in the first quarter.
Within the real estate sector, Jones Lang LaSalle, a provider of commercial real estate services worldwide, struggled early in the year on concerns of a decline in commercial real estate transaction and leasing volumes in China. Following the Brexit vote, these concerns expanded to include the United Kingdom and Europe. While its stock recovered some ground in the third quarter, a downward reversal in the fourth quarter left Jones Lang LaSalle with a 16% loss for the year.
As we ended the year, the surprising outcome of the U.S. election sparked a sudden and significant change in market expectations and touched off a flood of cash into equity sectors expected to benefit from Republican policy initiatives including financials, industrials, materials and energy. Against this backdrop, Columbia Acorn Select benefited from its overweight position in the industrials sector. Nordson, a manufacturer of dispensing systems for adhesives and coatings, was mentioned at the half year as being a beneficiary of new technology that utilizes the company’s dispensing and testing technologies. This development, combined with the sector rally late in the year, led the stock to a 75% gain in the Fund.
Financials surged following the election on expectations of less onerous federal regulations for brokers, as well as benefits from higher interest rates. This rally contributed to the 74% annual gain for SVB Financial, a bank for venture capitalists that was added to the Fund this year. Among its mid-cap banking peers, we expect SVB Financial to find a higher rate environment very advantageous.
Political uncertainty following the election weighed on the health care sector in the final months of 2016, but the Fund outperformed its benchmark in the sector thanks to strong stock selection, gaining 12% versus a benchmark gain of 9%. Align Technology, the manufacturer of the Invisalign system used to straighten teeth, gained 45%, as the company has been able to take business away from traditional braces with its clear plastic retainers. The launch of a new digital scanner this year helped drive an acceleration of case volumes and, moreover, its acquisition of a minority stake in Smile Direct Club, a do-it-yourself aligner treatment for basic cases, looks promising.
We further concentrated the Fund in 2016, ending the year with 32 names. We have worked to create a portfolio of our analyst team’s top ideas, focusing on high-quality names that we believe have strong growth potential and that are available at compelling valuations. We like companies that we see as having the ability to control their own destinies and not being heavily tied to macroeconomic drivers. On a sector basis, the Fund’s largest average overweights relative to the benchmark at year end were in the industrial and consumer discretionary sectors. The adjustments that we made to the Fund were largely completed at mid-year, and we were pleased to see Columbia Acorn Select ahead of the benchmark with the Fund up 13.26% and the benchmark up 11.87% for the six months ended December 31, 2016. Going forward, we expect less turnover in the Fund, as we seek to profit from multi-year trends in our heavily researched, concentrated Fund.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a

Columbia Acorn Family of Funds | Annual Report 2016	23

Manager Discussion of Fund Performance  (continued)
Columbia Acorn SelectSM
particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.
24	Columbia Acorn Family of Funds | Annual Report 2016

Fund at a glance
Columbia Thermostat FundSM
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
David L. Frank
Portfolio Manager
Average annual total returns (%) (for the period ended December 31, 2016)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	03/03/03	4.47	6.36	5.15	6.93
	Including sales charges		-1.52	5.11	4.53	6.49
Class C	Excluding sales charges	03/03/03	3.69	5.56	4.37	6.14
	Including sales charges		2.69	5.56	4.37	6.14
Class R4		11/08/12	4.69	6.62	5.41	7.20
Class R5		11/08/12	4.77	6.65	5.43	7.21
Class Y		11/08/12	4.76	6.68	5.44	7.22
Class Z		09/25/02	4.72	6.63	5.41	7.20
S&P 500 Index			11.96	14.66	6.95	9.52
Bloomberg Barclays U.S. Aggregate Bond Index			2.65	2.23	4.34	4.24
Blended Benchmark			7.38	8.44	5.96	7.13
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2016, prospectus, as supplemented June 27, 2016, the Fund’s annual operating expense ratio is 0.77% for Class Z shares and 1.02% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Standard & Poor’s (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.
The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
The 50/50 Blended Benchmark, established by the Fund’s investment manager, is an equally weighted custom composite of Columbia Thermostat Fund’s primary equity and primary debt benchmarks, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund’s assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund’s portfolio will not always reflect the composition of the 50/50 Blended Benchmark.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Columbia Acorn Family of Funds | Annual Report 2016	25

Fund at a glance  (continued)
Columbia Thermostat FundSM
The Growth of a $10,000 Investment in Columbia Thermostat FundSM Class Z Shares
September 25, 2002 (Fund inception) through December 31, 2016
This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.
Portfolio breakdown (%) (at December 31, 2016)
Equity Funds	9.9
Fixed-Income Funds	89.8
Money Market Funds	0.3
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
26	Columbia Acorn Family of Funds | Annual Report 2016

Manager Discussion of Fund Performance
Columbia Thermostat FundSM
David L. Frank
Portfolio Manager*
Columbia Thermostat Fund Class Z shares gained 4.72% in 2016, compared to an 11.96% gain of the Fund’s primary equity benchmark, the S&P 500 Index. Fund gains topped its primary debt benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which ended the year up 2.65%, while the Fund’s custom 50/50 Blended Benchmark gained 7.38% for the year.
The Fund’s equity portfolio had a weighted average gain of 6.41% for the year. Columbia Dividend Income Fund led the equity portion, gaining 13.65% in 2016. Columbia Select Large Cap Growth Fund had the largest decline, falling 8.36%.
Columbia Thermostat Fund’s bond portfolio ended the year with a weighted average gain of 3.62%. Columbia Income Opportunities Fund was a standout for the year, gaining 10.66%. Columbia U.S. Treasury Index Fund had the smallest gain, increasing 0.88% for the annual period.
The Fund hit five reallocation triggers in the second half of the year and three in the fourth quarter. The Fund increased equity exposure in November and decreased exposure twice in December to end the year with a 10% weighting in stocks and a 90% weighting in bonds.
We were pleased to see the Fund perform as designed in 2016, offering shareholders a return that fell between the equity and bond markets. The Fund ended the year with its minimum exposure to stocks of 10%, as we sold equities on market strength late in the year to capture gains. This was the first time in 2016 that the S&P 500 topped the 2,250 threshold, which triggered the Fund’s move to 10% stocks. We look forward to taking advantage of future market reversals.
*Christopher Olson, former co-portfolio manager of Columbia Thermostat Fund, retired from Columbia Wanger Asset Management on December 31, 2016. David Frank will continue as the sole portfolio manager of Columbia Thermostat Fund.
Results of the Funds Owned in Columbia Thermostat Fund as of December 31, 2016
Equity Funds	Weightings in category	4th quarter performance	1 year performance
Columbia Acorn International, Class I Shares	20%	-8.52%	-2.18%
Columbia Contrarian Core Fund, Class I Shares	20%	1.94%	8.82%
Columbia Dividend Income Fund, Class I Shares	20%	4.76%	13.65%
Columbia Acorn Fund, Class I Shares	10%	3.56%	10.44%
Columbia Acorn Select, Class I Shares	10%	4.41%	11.99%
Columbia Large Cap Enhanced Core Fund, Class I Shares	10%	3.84%	9.99%
Columbia Select Large Cap Growth Fund, Class I Shares	10%	-8.55%	-8.36%
Weighted Average Equity Gain/Loss	100%	-0.11%	6.41%

Fixed-Income Funds	Weightings in category	4th quarter performance	1 year performance
Columbia Short Term Bond Fund, Class I Shares	40%	-0.19%	1.97%
Columbia Total Return Bond Fund, Class I Shares	20%	-2.22%	5.01%
Columbia U.S. Government Mortgage Fund, Class I Shares	20%	-1.48%	2.40%
Columbia Income Opportunities Fund, Class I Shares	10%	0.57%	10.66%
Columbia U.S. Treasury Index Fund, Class I Shares	10%	-3.82%	0.88%
Weighted Average Income Gain/Loss	100%	-1.14%	3.62%
Columbia Thermostat Fund Rebalancing in the Fourth Quarter
November 3, 2016: 25% Equity, 75% Fixed-Income
December 5, 2016: 15% Equity, 85% Fixed-Income
December 12, 2016: 10% Equity, 90% Fixed-Income

Columbia Acorn Family of Funds | Annual Report 2016	27

Manager Discussion of Fund Performance  (continued)
Columbia Thermostat FundSM
A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.
The Fund’s investments in the underlying funds may present certain risks, including the following. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than in investments in larger, more established companies. There are risks associated with fixed-income investments, including credit risk, market risk, interest rate risk and prepayment and extension risk. In general, bond prices fall when interest rates rise and vice versa. This effect is more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers.
The value of an investment in the Fund is based primarily on the performance of the underlying funds in which it invests. The Fund is subject to the risk that the investment manager’s decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to reserve capital or lower total return. The Investment Manager may prefer an underlying fund in the Columbia Acorn Family of Funds over alternative investments. There can be no assurance that the Columbia Acorn Funds will outperform similar funds managed by the Investment Manager’s affiliates. This is not an offer of the shares of any other mutual fund mentioned herein.
28	Columbia Acorn Family of Funds | Annual Report 2016

Fund at a glance
Columbia Acorn Emerging Markets FundSM
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Fritz Kaegi
Co-Portfolio Manager
Stephen Kusmierczak
Co-Portfolio Manager
Louis J. Mendes
Co-Portfolio Manager
Satoshi Matsunaga
Co-Portfolio Manager
Morningstar Style BoxTM
The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2016)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	08/19/11	-3.20	2.06	0.47
	Including sales charges		-8.73	0.87	-0.63
Class C	Excluding sales charges	08/19/11	-3.92	1.32	-0.25
	Including sales charges		-4.88	1.32	-0.25
Class I		08/19/11	-2.81	2.42	0.86
Class R4		11/08/12	-2.91	2.37	0.80
Class R5		11/08/12	-2.90	2.40	0.82
Class Y		06/13/13	-2.92	2.42	0.84
Class Z		08/19/11	-3.04	2.31	0.74
MSCI Emerging Markets SMID Cap Index (Net)			3.51	2.10	-1.17
S&P Emerging Markets Between $500M and $5B Index			10.58	4.37	1.30
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2016, prospectus, as supplemented June 27, 2016, the Fund’s annual operating expense ratio is 1.55% for Class Z shares and 1.80% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI Emerging Markets SMID Cap Index (Net) captures a mid- and small-cap representation across 23 emerging market countries. The index covers approximately 29% of the free float-adjusted market capitalization in each country.
The S&P Emerging Markets Between $500M and $5B® Index represents the institutionally investable capital of 22 emerging market countries, as determined by S&P, with market caps ranging between $500 million to $5 billion. The index currently consists of the following emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Columbia Acorn Family of Funds | Annual Report 2016	29

Fund at a glance  (continued)
Columbia Acorn Emerging Markets FundSM
The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets FundSM Class Z Shares
August 19, 2011 (Fund inception) through December 31, 2016
This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.
Top ten holdings (%) (at December 31, 2016)
Zee Entertainment Enterprises Ltd. (India) Indian Programmer of Pay Television Content	5.5
Vitasoy International Holdings Ltd. (Hong Kong) Hong Kong Soy Food Brand	4.2
Modetour Network, Inc. (South Korea) Travel Services	3.4
Credit Analysis & Research Ltd. (India) Credit Rating Agency in India	3.3
PT Link Net Tbk (Indonesia) Fixed Broadband & CATV Service Provider	3.3
Koh Young Technology, Inc. (South Korea) Inspection Systems for Printed Circuit Boards	3.3
Samui Airport Property Fund Leasehold (Thailand) Thai Airport Operator	3.1
Amara Raja Batteries Ltd. (India) Indian Maker of Auto & Industrial Batteries, Mostly for the Replacement Market	3.0
Silergy Corp. (Taiwan) Chinese Provider of Analog & Mixed Digital Integrated Circuits	2.9
PT Media Nusantara Citra Tbk (Indonesia) Media Company in Indonesia	2.9
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2016)
Consumer Discretionary	25.9
Consumer Staples	11.0
Financials	18.6
Health Care	3.9
Industrials	9.9
Information Technology	19.2
Materials	1.4
Real Estate	3.1
Telecommunication Services	7.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

30	Columbia Acorn Family of Funds | Annual Report 2016

Fund at a glance  (continued)
Columbia Acorn Emerging Markets FundSM
Country breakdown (%) (at December 31, 2016)
Cambodia	2.2
Cayman Islands	1.0
China	4.7
Finland	1.3
Hong Kong	5.0
India	16.7
Indonesia	9.3
Japan	0.7
Mexico	6.9
Panama	2.5
Philippines	3.7
Poland	2.2
South Africa	5.8
South Korea	12.5
Spain	1.2
Sweden	1.5
Taiwan	9.6
Thailand	3.9
Turkey	2.5
United States(a)	6.8
Total	100.0

(a)	Includes investments in Money Market Funds.
Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Acorn Family of Funds | Annual Report 2016	31

Manager Discussion of Fund Performance
Columbia Acorn Emerging Markets FundSM
Fritz Kaegi
Co-Portfolio Manager
Stephen Kusmierczak
Co-Portfolio Manager
Louis J. Mendes
Co-Portfolio Manager
Satoshi Matsunaga
Co-Portfolio Manager
Columbia Acorn Emerging Markets Fund Class Z shares ended 2016 down 3.04%, underperforming the 3.51% gain of the Fund’s primary benchmark, the MSCI Emerging Markets SMID Cap Index (Net). 2016 was the Fund’s toughest year in terms of underperformance versus its primary benchmark since its launch in 2011. The Fund’s primary detractor was poor stock selection in China (including Hong Kong- and Singapore-listed stocks), which represented about two-thirds of the underperformance relative to the benchmark, with one stock—Sihuan Pharmaceutical—representing about a third of the Fund’s total underperformance.
In an effort to improve performance, we’ve made changes to our analyst coverage in China, and we’re upgrading the quality of Fund holdings in that market. Our analyst has a strong record investing in Asian technology and select China-related stocks, and we feel he can further his stock-picking success with his coverage of the full region. We have been hurt by “value traps”—stocks that look very cheap but that have unexceptional corporate governance, business models and economic drivers—and relatively illiquid ones at that. In the meantime, because we believe high-quality ideas in Chinese small caps are scarce, we have reduced our overall exposure to China.
The second-largest negative Fund performance factor was not being present in Brazil for the full year, which accounts for about one-third of the Fund’s underperformance versus the benchmark in 2016. Entering 2016, we had some limited exposure to the market, but we saw little to be excited about in terms of Brazilian company fundamentals; further, Brazil had a 10-year bond rate of about 16%, rendering equity investments relatively unattractive because a company’s future cash flows would be heavily discounted by comparison with less-risky local bank deposits or bonds. Against this backdrop, we opted to exit the market. By the end of 2016, local bond rates fell to nearly 11%, making stocks look more attractive. At the same time, the Fund missed out on the 24% appreciation of the Brazilian Real against the U.S. dollar. We generally do not try to make bets on interest rate changes or foreign currency moves because these tend to be speculative.
In 2016, the Fund also performed poorly in some of the markets where it was overweight, most notably India and Mexico. In India, government moves hurt: in October it announced media regulations that could affect ad revenues at Zee Entertainment, an Indian programmer of pay television content and the Fund’s largest holding. Though we think the effect will be muted on Zee Entertainment’s business and that there are positive aspects of the change that could increase subscription revenues, the news hurt the stock late in the period, leaving it with a 0.98% return for the year. In November, the government caused a negative monetary shock by cancelling large-denomination cash bills. This "demonetization" caused disruption in many industries and hurt Indian stocks, as investors sought liquidity and priced in the shock’s effects. As a result, during the fourth quarter India underperformed other countries in the Fund. Nonetheless, we believe that we have a group of high quality, resilient Indian businesses that will hold up well through the “demonetization” disruption.
In Mexico, the MSCI Mexico Investable Market Index sank 8% and the peso depreciated 6% in the wake of the U.S. elections on concerns the new presidential administration will enact policies that could worsen Mexican business conditions. Airport operator Grupo Aeroportuario Centro Norte was among the Fund’s biggest detractors for the year, falling 27% on fears of lower traffic. We have followed Mexican airport operators for years and held on to the position based on our belief that we own an asset with attractive long-term growth and price dynamics, listed at a very attractive price.
On the positive side, the Fund saw strong performance from holdings in Taiwan and the Philippines during the year, and also benefited from its overweight allocation to Southeast Asia. Largan Precision (+72% for the year), Silergy (+37% for the year), and Vanguard International (+36% for the year)—all tech hardware companies—strongly outperformed Taiwan and the tech sector as a whole versus the benchmark, driven by diverse trends within their various industries. Melco Crown (Philippines) Resorts grew 57% during the year and was the leading contributor to performance, benefiting as gaming conditions improved and costs got under control, finally swinging the company to profitability after a tough opening in 2015.

32	Columbia Acorn Family of Funds | Annual Report 2016

Manager Discussion of Fund Performance  (continued)
Columbia Acorn Emerging Markets FundSM
Emerging markets face diverse economic and political challenges in 2017, arising not only from conditions internal to them but also from policy and macroeconomic volatility in the developed world. International political tension has also ratcheted higher. As we navigate these conditions—and strive to improve on our 2016 performance—remember that each of your portfolio managers are sizable investors in this Fund. Having each lived and worked in emerging markets ourselves, we know that these countries have their ups and downs, but also are at the leading edge of many global economic and demographic trends.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging and frontier market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.
Columbia Acorn Family of Funds | Annual Report 2016	33

Fund at a glance
Columbia Acorn European FundSM
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Andreas Waldburg-Wolfegg
Co-Portfolio Manager
Stephen Kusmierczak
Co-Portfolio Manager
Morningstar Style BoxTM
The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2016)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	08/19/11	-3.47	9.23	7.54
	Including sales charges		-9.02	7.93	6.36
Class C	Excluding sales charges	08/19/11	-4.21	8.40	6.75
	Including sales charges		-5.16	8.40	6.75
Class I		08/19/11	-3.21	9.54	7.86
Class R4		06/25/14	-3.27	9.50	7.83
Class R5		11/08/12	-3.23	9.49	7.82
Class Z		08/19/11	-3.29	9.47	7.81
MSCI AC Europe Small Cap Index (Net)			-1.57	12.50	9.99
S&P Europe Between $500M and $5B Index			-0.31	12.77	10.30
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each class.
As stated in the May 1, 2016, prospectus, as supplemented June 27, 2016, the Fund’s annual operating expense ratio is 1.51% for Class Z shares and 1.76% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI AC Europe Small Cap Index (Net) captures a small-cap representation across 21 markets in Europe. The index covers approximately 14% of the free float-adjusted market capitalization across each market country in Europe.
The S&P Europe Between $500M and $5B® Index represents the institutionally investable capital of 16 European countries, as determined by S&P, with market caps ranging between $500 million to $5 billion. The index consists of the following European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
34	Columbia Acorn Family of Funds | Annual Report 2016

Fund at a glance  (continued)
Columbia Acorn European FundSM
The Growth of a $10,000 Investment in Columbia Acorn European FundSM Class Z Shares
August 19, 2011 (Fund inception) through December 31, 2016
This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.
Top ten holdings (%) (at December 31, 2016)
Kindred Group PLC (Malta) European Online Gaming Operator	3.9
Wirecard AG (Germany) Online Payment Processing & Risk Management	3.6
Partners Group Holding AG (Switzerland) Private Markets Asset Management	3.2
SimCorp AS (Denmark) Software for Investment Managers	3.2
Halma PLC (United Kingdom) Health & Safety Sensor Technology	3.1
Akka Technologies (France) Engineering Consultancy	3.0
Rightmove PLC (United Kingdom) Internet Real Estate Listings	2.8
Sweco AB, Class B (Sweden) Engineering Consultants	2.6
AURELIUS Equity Opportunities SE & Co. KGaA (Germany) European Turnaround Investor	2.6
Tikkurila OYJ (Finland) Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe	2.5
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2016)
Consumer Discretionary	17.2
Consumer Staples	4.1
Financials	9.7
Health Care	9.4
Industrials	24.0
Information Technology	20.4
Materials	9.5
Real Estate	5.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Acorn Family of Funds | Annual Report 2016	35

Fund at a glance  (continued)
Columbia Acorn European FundSM
Country breakdown (%) (at December 31, 2016)
Belgium	1.3
Denmark	4.8
Finland	7.5
France	6.1
Germany	13.4
Italy	3.3
Malta	3.6
Netherlands	3.6
Norway	2.2
Poland	1.6
Spain	5.1
Sweden	7.7
Switzerland	3.9
Turkey	1.1
United Kingdom	26.4
United States(a)	8.4
Total	100.0

(a)	Includes investments in Money Market Funds.
Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
36	Columbia Acorn Family of Funds | Annual Report 2016

Manager Discussion of Fund Performance
Columbia Acorn European FundSM
Andreas Waldburg-Wolfegg
Co-Portfolio Manager
Stephen Kusmierczak
Co-Portfolio Manager
Columbia Acorn European Fund Class Z shares ended the year down 3.29%, underperforming the 1.57% decline of the Fund’s primary benchmark, the MSCI AC Europe Small Cap Index (Net). The relative lag was largely due to the Fund’s emphasis on growth in a year that generally favored value. The impact of value strength on the Fund was felt strongest in the fourth quarter. Columbia Acorn European Fund’s performance was in line with its Morningstar Europe Stock peer group, which had an average decline of 1.66% in 2016. Regionally, relative underperformance was concentrated in Northern and Central Europe and in the United Kingdom. From a sector perspective, the Fund underperformed the benchmark within the consumer discretionary and information technology sectors.
Among the Fund’s detractors, Wirecard, a German online payment processing and risk management company, fell in the first quarter on questionable allegations against the company. This downturn was followed by a strong second and third quarter, but the company cooled in the fourth quarter leaving the stock with a 13% loss for the year. Ending the year down 37%, we sold the Fund’s position in Regus, a provider of rental office space in full service business centers. In light of the many newcomers in the space, we were no longer convinced that Regus could preserve its edge. Distribuidora Internacional de Alimentación, a discount retailer in Spain and Latin America, declined 16%, as earnings fell short of expectations. Pricing pressure in Spain and Portugal hurt the company.
Top contributors to Fund performance in the year included two Finnish stocks. Munksjo, a specialty paper manufacturer, gained 76% on strong results driven in part by improved market conditions that removed headwinds that were hampering stock performance. Konecranes, a manufacturer and service provider for industrial cranes and port handling equipment, rose 50% on news it would acquire U.S.-based Terex Corporation’s material handling and port solutions business. Listed in Spain, Prosegur, a provider of security guard services, ended the year up 40%, as the company showed strong organic growth and more technological innovation and service-level agreements.
As we move into 2017, Europe faces many challenges. A lack of clarity around Brexit negotiations continues to worry investors, and the upcoming elections in France and Germany could determine the future of the European Union. On the other hand, despite initial concerns, the resignation of Italian Prime Minister Renzi following the defeat of a controversial reform referendum had little impact on European markets late in the period. In addition, Italy began to take measures to safeguard its banking sector, a move viewed very favorably by the markets. During the fourth quarter, we saw interest rates increase in the United States, and we expect other countries to follow. The European Central Bank announced stimulus measures that bolstered the markets late in the year but then hinted at a possible reversal. While we will continue to closely monitor the macroeconomic factors impacting Europe, our focus remains on owning stocks in companies with solid earnings growth and sound long-term prospects.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.

Columbia Acorn Family of Funds | Annual Report 2016	37

A “fund of fund” bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

2016 Year-End Distributions
The following table details the year-end distributions for the Columbia Acorn Funds. For all Funds except Columbia Thermostat Fund, the record date was December 6, 2016, and the ex-dividend and payable date was December 7, 2016. For Columbia Thermostat Fund, the record date was December 21, 2016, and the ex-dividend and payable date was December 22, 2016.
Fund	Ordinary income	Short-term capital gain	Long-term capital gain
Columbia Acorn® Fund
Class A	None	None	3.92246
Class C	None	None	3.92246
Class I	None	None	3.92246
Class R4	None	None	3.92246
Class R5	None	None	3.92246
Class Y	None	None	3.92246
Class Z	None	None	3.92246
Columbia Acorn International®
Class A	0.14692	None	None
Class B	None	None	None
Class C	None	None	None
Class I	0.28346	None	None
Class R	0.01428	None	None
Class R4	0.22104	None	None
Class R5	0.26396	None	None
Class Y	0.28346	None	None
Class Z	0.24445	None	None
Columbia Acorn USA®
Class A	None	None	4.95032
Class C	None	None	4.95032
Class I	None	None	4.95032
Class R4	None	None	4.95032
Class R5	None	None	4.95032
Class Y	None	None	4.95032
Class Z	None	None	4.95032
Columbia Acorn International SelectSM
Class A	0.15970	None	None
Class C	None	None	None
Class I	0.25415	None	None
Class R4	0.21551	None	None
Class R5	0.22839	None	None
Class Y	0.24556	None	None
Class Z	0.22195	None	None
Columbia Acorn SelectSM
Class A	None	None	1.11394
Class C	None	None	1.11394
Class I	None	None	1.11394
Class R4	None	None	1.11394
Class R5	None	None	1.11394
Class Y	None	None	1.11394
Class Z	None	None	1.11394
38	Columbia Acorn Family of Funds | Annual Report 2016

2016 Year-End Distributions  (continued)
Fund	Ordinary income	Short-term capital gain	Long-term capital gain
Columbia Thermostat FundSM
Class A	0.02607	None	None
Class C	None	None	None
Class R4	0.06235	None	None
Class R5	0.06380	None	None
Class Y	0.07106	None	None
Class Z	0.06235	None	None
Columbia Acorn Emerging Markets FundSM
Class A	0.07330	None	None
Class C	None	None	None
Class I	0.11353	None	None
Class R4	0.10115	None	None
Class R5	0.11250	None	None
Class Y	0.11353	None	None
Class Z	0.10012	None	None
Columbia Acorn European FundSM
Class A	0.09256	None	None
Class C	None	None	None
Class I	0.14069	None	None
Class R4	0.12902	None	None
Class R5	0.13340	None	None
Class Z	0.12902	None	None
Columbia Acorn Family of Funds | Annual Report 2016	39

Understanding Your Fund’s Expenses
As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other Fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class A, B, C, I, R, R4, R5, Y and Z shares of the Funds during the period. The actual and hypothetical information in the tables is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Funds’ actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Funds’ actual return) and then applies the Funds’ actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Funds bear directly, Columbia Thermostat Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column in the “Fund of Funds” table.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2016 — December 31, 2016
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn® Fund
Class A	1,000.00	1,000.00	1,104.70	1,019.65	5.63	5.40	1.07
Class C	1,000.00	1,000.00	1,101.10	1,015.90	9.56	9.17	1.82
Class I	1,000.00	1,000.00	1,106.50	1,021.20	4.00	3.84	0.76
Class R4	1,000.00	1,000.00	1,105.70	1,020.90	4.32	4.14	0.82
Class R5	1,000.00	1,000.00	1,106.30	1,020.95	4.27	4.09	0.81
Class Y	1,000.00	1,000.00	1,107.00	1,021.20	4.00	3.84	0.76
Class Z	1,000.00	1,000.00	1,105.80	1,020.90	4.32	4.14	0.82
40	Columbia Acorn Family of Funds | Annual Report 2016

Understanding Your Fund’s Expenses  (continued)
July 1, 2016 — December 31, 2016
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn International®
Class A	1,000.00	1,000.00	989.00	1,019.20	5.77	5.86	1.16
Class B	1,000.00	1,000.00	986.40	1,016.85	8.09	8.22	1.63
Class C	1,000.00	1,000.00	985.00	1,015.30	9.63	9.77	1.94
Class I	1,000.00	1,000.00	990.50	1,020.60	4.38	4.45	0.88
Class R	1,000.00	1,000.00	987.50	1,017.65	7.30	7.41	1.47
Class R4	1,000.00	1,000.00	990.00	1,020.10	4.88	4.95	0.98
Class R5	1,000.00	1,000.00	990.20	1,020.35	4.63	4.70	0.93
Class Y	1,000.00	1,000.00	990.30	1,020.60	4.38	4.45	0.88
Class Z	1,000.00	1,000.00	990.00	1,020.15	4.83	4.90	0.97
Columbia Acorn USA®
Class A	1,000.00	1,000.00	1,117.80	1,018.05	7.36	7.01	1.39
Class C	1,000.00	1,000.00	1,114.10	1,014.30	11.31	10.78	2.14
Class I	1,000.00	1,000.00	1,120.30	1,020.05	5.25	5.00	0.99
Class R4	1,000.00	1,000.00	1,119.30	1,019.30	6.04	5.76	1.14
Class R5	1,000.00	1,000.00	1,120.40	1,019.70	5.62	5.35	1.06
Class Y	1,000.00	1,000.00	1,120.30	1,020.00	5.30	5.05	1.00
Class Z	1,000.00	1,000.00	1,119.70	1,019.30	6.04	5.76	1.14
Columbia Acorn International SelectSM
Class A	1,000.00	1,000.00	1,028.30	1,018.05	7.05	7.01	1.39
Class C	1,000.00	1,000.00	1,024.60	1,014.30	10.83	10.78	2.14
Class I	1,000.00	1,000.00	1,030.10	1,019.90	5.18	5.15	1.02
Class R4	1,000.00	1,000.00	1,029.50	1,019.30	5.78	5.76	1.14
Class R5	1,000.00	1,000.00	1,030.10	1,019.65	5.43	5.40	1.07
Class Y	1,000.00	1,000.00	1,030.50	1,019.90	5.18	5.15	1.02
Class Z	1,000.00	1,000.00	1,029.50	1,019.30	5.78	5.76	1.14
Columbia Acorn SelectSM
Class A	1,000.00	1,000.00	1,130.40	1,019.25	6.12	5.81	1.15
Class C	1,000.00	1,000.00	1,126.70	1,015.50	10.10	9.57	1.90
Class I	1,000.00	1,000.00	1,132.80	1,021.05	4.21	3.99	0.79
Class R4	1,000.00	1,000.00	1,131.90	1,020.50	4.80	4.55	0.90
Class R5	1,000.00	1,000.00	1,132.80	1,020.80	4.48	4.24	0.84
Class Y	1,000.00	1,000.00	1,133.40	1,021.05	4.21	3.99	0.79
Class Z	1,000.00	1,000.00	1,132.60	1,020.50	4.80	4.55	0.90
Columbia Acorn Emerging Markets FundSM
Class A	1,000.00	1,000.00	956.80	1,015.80	9.00	9.27	1.84
Class C	1,000.00	1,000.00	953.30	1,012.05	12.65	13.03	2.59
Class I	1,000.00	1,000.00	957.90	1,017.75	7.10	7.31	1.45
Class R4	1,000.00	1,000.00	957.90	1,017.05	7.78	8.02	1.59
Class R5	1,000.00	1,000.00	958.00	1,017.45	7.39	7.62	1.51
Class Y	1,000.00	1,000.00	957.70	1,017.55	7.29	7.52	1.49
Class Z	1,000.00	1,000.00	957.50	1,017.05	7.78	8.02	1.59
Columbia Acorn Family of Funds | Annual Report 2016	41

Understanding Your Fund’s Expenses  (continued)
July 1, 2016 — December 31, 2016
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn European FundSM
Class A	1,000.00	1,000.00	1,003.80	1,016.25	8.77	8.82	1.75
Class C	1,000.00	1,000.00	999.30	1,012.50	12.50	12.58	2.50
Class I	1,000.00	1,000.00	1,005.10	1,017.90	7.12	7.16	1.42
Class R4	1,000.00	1,000.00	1,005.00	1,017.50	7.52	7.57	1.50
Class R5	1,000.00	1,000.00	1,005.20	1,017.65	7.37	7.41	1.47
Class Z	1,000.00	1,000.00	1,004.30	1,017.50	7.52	7.57	1.50
Fund of Funds—Columbia Thermostat Fund
July 1, 2016 — December 31, 2016
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Thermostat FundSM
Class A	1,000.00	1,000.00	1,008.70	1,022.50	2.51	2.53	0.50	4.97	5.01	0.99
Class C	1,000.00	1,000.00	1,004.80	1,018.75	6.27	6.31	1.25	8.72	8.78	1.74
Class R4	1,000.00	1,000.00	1,009.90	1,023.75	1.26	1.26	0.25	3.72	3.74	0.74
Class R5	1,000.00	1,000.00	1,010.00	1,023.80	1.21	1.21	0.24	3.67	3.69	0.73
Class Y	1,000.00	1,000.00	1,009.80	1,024.05	0.95	0.96	0.19	3.42	3.44	0.68
Class Z	1,000.00	1,000.00	1,010.00	1,023.75	1.26	1.26	0.25	3.72	3.74	0.74
Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Except with respect to Columbia Thermostat Fund, expenses do not include any fees and expenses incurred indirectly by a Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).
In the case of Columbia Thermostat Fund, effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly by the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds in which it invests using the expense ratio of each class of each underlying fund as of the underlying fund’s most recent shareholder report.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses for Columbia Acorn International, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Emerging Markets Fund and Columbia Acorn European Fund, account value at the end of the period would have been reduced.
42	Columbia Acorn Family of Funds | Annual Report 2016

Portfolio of Investments
Columbia Acorn® Fund, December 31, 2016
(Percentages represent value of investments compared to net assets)
Common Stocks 99.1%
Issuer	Shares	Value ($)
Consumer Discretionary 14.4%
Auto Components 3.3%
Cooper-Standard Holding, Inc.(a) Auto Supplier: Sealing, Fuel/Brake Delivery, Fluid Transfer, Anti-Vibrate Systems	278,980	28,840,952
Gentex Corp. Manufacturer of Auto Parts	2,034,222	40,053,831
LCI Industries RV & Manufactured Home Components	356,099	38,369,667
Tenneco, Inc.(a) Auto Parts for Emission Control, Suspension	840,533	52,508,097
Total		159,772,547
Distributors 0.8%
LKQ Corp.(a) Alternative Auto Parts Distribution	1,317,619	40,385,022
Diversified Consumer Services 0.5%
Bright Horizons Family Solutions, Inc.(a) Child Care/Preschool Services	360,017	25,208,390
Hotels, Restaurants & Leisure 4.0%
Domino’s Pizza, Inc. Franchisor of Pizza Restaurants	158,399	25,223,457
Dunkin’ Brands Group, Inc. Franchisor of Quick Service Restaurants	564,984	29,627,761
Papa John’s International, Inc. Franchisor of Pizza Restaurants	440,272	37,678,478
Popeyes Louisiana Kitchen, Inc.(a) Popeyes Restaurants	415,745	25,144,257
Texas Roadhouse, Inc. Rural-focused Full Service Steakhouse	509,339	24,570,513
Vail Resorts, Inc. Ski Resort Operator & Developer	304,645	49,142,285
Total		191,386,751
Household Durables 2.6%
Cavco Industries, Inc.(a) Manufactured Homes	256,459	25,607,431
iRobot Corp.(a) Home Robots (Vacuums, Pool Cleaners) & Battlefield Reconnaissance Robots	667,666	39,025,078
Leggett & Platt, Inc. Designs & Produces Diverse Products for Homes, Offices & Vehicles	528,700	25,842,856
NVR, Inc.(a) Homebuilder	20,200	33,713,800
Total		124,189,165
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet & Catalog Retail 0.3%
Liberty TripAdvisor Holdings, Inc., Class A(a) Holding Company for Trip Advisor	1,029,572	15,495,059
Leisure Products 0.5%
Polaris Industries, Inc.(b) Leisure Vehicles & Related Products	304,121	25,056,529
Specialty Retail 1.9%
Five Below, Inc.(a) Low-price Specialty Retailer Targeting Pre-Teens, Teens & Parents	910,489	36,383,141
Monro Muffler Brake, Inc. Automotive Services	446,259	25,526,015
Ulta Salon Cosmetics & Fragrance, Inc.(a) Specialty Beauty Product Retailer	110,376	28,139,257
Total		90,048,413
Textiles, Apparel & Luxury Goods 0.5%
Hanesbrands, Inc. Apparel Wholesaler	1,189,520	25,657,947
Total Consumer Discretionary		697,199,823
Consumer Staples 1.9%
Food & Staples Retailing 0.5%
US Foods Holding Corp.(a) U.S. Food Distributor	983,688	27,031,746
Household Products 1.4%
Spectrum Brands Holdings, Inc. Household Product Brands	307,067	37,563,506
WD-40 Co. Manufacturer of Industrial Lubrications	244,724	28,608,236
Total		66,171,742
Total Consumer Staples		93,203,488
Energy 3.7%
Energy Equipment & Services 1.7%
Oil States International, Inc.(a) Oilfield Service Provider	589,504	22,990,656
RPC, Inc.(b) North American Onshore Oil Service	1,884,243	37,326,854
ShawCor Ltd. Oil & Gas Pipeline Products	755,788	20,174,611
Total		80,492,121

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	43

Portfolio of Investments  (continued)
Columbia Acorn® Fund, December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 2.0%
Carrizo Oil & Gas, Inc.(a) Oil & Gas Producer	621,033	23,195,583
Cimarex Energy Co. Oil & Gas Producer in Texas, New Mexico & Oklahoma	217,317	29,533,380
Diamondback Energy, Inc.(a) Oil & Gas Producer in Texas	427,434	43,196,480
Total		95,925,443
Total Energy		176,417,564
Financials 17.0%
Banks 5.2%
Associated Banc-Corp. Midwest Bank	2,057,675	50,824,572
BOK Financial Corp.(b) Tulsa-based Southwest Bank	561,417	46,620,068
First Republic Bank San Francisco Bank to Affluent	477,662	44,011,777
MB Financial, Inc. Chicago Bank	1,322,056	62,440,705
SVB Financial Group(a) Bank to Venture Capitalists	277,068	47,561,493
Total		251,458,615
Capital Markets 9.5%
Affiliated Managers Group, Inc.(a) Asset Manager Holding Company	316,933	46,050,365
Ares Capital Corp.(b) Business Development Company	1,383,310	22,810,782
CBOE Holdings, Inc. Marketplace for Trading Options & Futures	619,898	45,804,263
Eaton Vance Corp. Specialty Mutual Funds	886,117	37,110,580
Factset Research Systems, Inc. Securities Data Purveyor	151,270	24,722,056
Interactive Brokers Group, Inc., Class A Electronic Brokerage & Market Maker	1,119,868	40,886,381
Lazard Ltd., Class A Corporate Advisory & Asset Management	1,887,669	77,564,319
MarketAxess Holdings, Inc. Bond Exchange	137,306	20,172,997
Nasdaq, Inc. Exchange Operator & Data/Market Technology Provider	527,700	35,419,224
Common Stocks (continued)
Issuer	Shares	Value ($)
Raymond James Financial, Inc. Full Service Wealth Management	1,085,796	75,213,089
SEI Investments Co. Mutual Fund Administration & Investment Management	687,519	33,935,938
Total		459,689,994
Insurance 2.3%
Allied World Assurance Co. Holdings AG Commercial Lines Insurance/Reinsurance	646,232	34,709,121
CNO Financial Group, Inc. Life, Long-term Care & Medical Supplement Insurance	2,005,496	38,405,248
FNF Group Title Insurance & Related Services	1,034,935	35,146,393
Total		108,260,762
Total Financials		819,409,371
Health Care 19.8%
Biotechnology 2.8%
Agios Pharmaceuticals, Inc.(a) Biotech Focused on Cancer & Orphan Diseases	406,598	16,967,334
Celldex Therapeutics, Inc.(a),(b),(c) Biotech Developing Drugs for Cancer	6,019,590	21,309,349
Genomic Health, Inc.(a) Cancer Diagnostics	913,915	26,859,962
Seattle Genetics, Inc.(a) Antibody-based Therapies for Cancer	618,581	32,642,519
Ultragenyx Pharmaceutical, Inc.(a) Biotech Focused on "Ultra-Orphan" Drugs	568,212	39,950,986
Total		137,730,150
Health Care Equipment & Supplies 8.3%
ABIOMED, Inc.(a) Medical Devices for Cardiac Conditions	237,094	26,715,752
Align Technology, Inc.(a) Invisalign System to Correct Malocclusion (Crooked Teeth)	1,215,648	116,860,242
Dentsply Sirona, Inc. Dental Supplies Manufacturer	501,890	28,974,110
Endologix, Inc.(a),(c) Minimally Invasive Treatment of Abdominal Aortic Aneurysm	4,661,700	26,664,924
IDEXX Laboratories, Inc.(a) Diagnostic Equipment & Services for Veterinarians	178,166	20,893,527
LivaNova PLC(a) Neuromodulation & Cardiac Devices	742,066	33,370,708

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
44	Columbia Acorn Family of Funds | Annual Report 2016

Portfolio of Investments  (continued)
Columbia Acorn® Fund, December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
Masimo Corp.(a) Pulse Oximetry Monitors (Blood Oxygen Levels)	584,652	39,405,545
ResMed, Inc. Medical Devices for Sleep Apnea Treatment	666,609	41,363,088
Varian Medical Systems, Inc.(a) Radiation Therapy Systems, Software & Services to Treat Cancer	323,900	29,079,742
West Pharmaceutical Services, Inc. Components & Systems for Injectable Drug Delivery	436,061	36,991,055
Total		400,318,693
Health Care Providers & Services 3.7%
Centene Corp.(a) Managed Care Organization	744,943	42,096,729
HealthSouth Corp. Inpatient Rehabilitation Facilities & Home Health Care	1,810,686	74,672,691
Mednax, Inc.(a) Physician Management for Pediatric & Anesthesia Practices	428,637	28,572,942
VCA, Inc.(a) Animal Hospitals & Laboratory Services	456,000	31,304,400
Total		176,646,762
Health Care Technology 0.5%
Medidata Solutions, Inc.(a) Cloud-based Software for Drug Studies	520,666	25,861,480
Life Sciences Tools & Services 4.2%
Agilent Technologies, Inc. Provider of Systems, Consumables & Services for Life Science Labs	571,835	26,052,803
Bio-Techne Corp. Maker of Consumables & Systems for the Life Science Market	352,757	36,274,002
Mettler-Toledo International, Inc.(a) Laboratory Equipment	46,514	19,468,900
Pra Health Sciences, Inc.(a) Contract Research Organization	1,141,768	62,934,252
Quintiles IMS Holdings, Inc.(a) Contract Research Organization	261,273	19,869,812
VWR Corp.(a) Distributor of Lab Supplies	1,540,319	38,554,184
Total		203,153,953
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 0.3%
Akorn, Inc.(a) Developer, Manufacturer & Distributor of Specialty Generic Drugs	656,493	14,331,242
Total Health Care		958,042,280
Industrials 19.4%
Aerospace & Defense 1.1%
HEICO Corp., Class A FAA-Approved Aircraft Replacement Parts	806,242	54,743,832
Air Freight & Logistics 0.5%
Expeditors International of Washington, Inc. International Freight Forwarder	451,553	23,914,247
Commercial Services & Supplies 3.0%
Cintas Corp. Provider of Rental Uniforms & Floor Mats	429,202	49,598,583
Ritchie Bros. Auctioneers, Inc. Heavy Equipment Auctioneer	785,300	26,700,200
Rollins, Inc. Pest Control & Wildlife Removal Services	734,562	24,813,505
Unifirst Corp. Uniform Rental	298,808	42,923,769
Total		144,036,057
Electrical Equipment 1.7%
Acuity Brands, Inc. Commercial Lighting Fixtures	219,011	50,560,880
Generac Holdings, Inc.(a) Standby Power Generators	745,364	30,366,129
Total		80,927,009
Industrial Conglomerates 1.1%
Carlisle Companies, Inc. industrial Conglomerate	466,606	51,461,976
Machinery 5.5%
Graco, Inc. Manufacturer of Dispensing Equipment	335,160	27,848,444
Middleby Corp. (The)(a) Manufacturer of Cooking Equipment	178,951	23,050,678
Nordson Corp. Dispensing Systems for Adhesives & Coatings	258,666	28,983,525
Oshkosh Corp. Specialty Truck Manufacturer	442,915	28,616,738
Snap-On, Inc. Tools	205,185	35,142,035

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	45

Portfolio of Investments  (continued)
Columbia Acorn® Fund, December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
Toro Co. (The) Turf Maintenance Equipment	1,248,869	69,874,221
WABCO Holdings, Inc.(a) Truck & Bus Component Supplier	220,212	23,375,504
Wabtec Corp. Freight & Transit Component Supplier	361,756	30,032,983
Total		266,924,128
Professional Services 3.6%
ManpowerGroup, Inc. Global Temporary Staffing Provider	263,282	23,397,871
Navigant Consulting, Inc.(a) Financial Consulting Firm	1,275,977	33,405,078
Robert Half International, Inc. Temporary & Permanent Staffing in Finance, Accounting & Other Professions	698,463	34,071,025
Wageworks, Inc.(a) Healthcare Consumer Directed Benefits & Commuter Account Management	1,102,275	79,914,938
Total		170,788,912
Road & Rail 2.2%
AMERCO North American Moving & Storage	127,482	47,116,072
JB Hunt Transport Services, Inc. Truck & Intermodal Carrier	244,513	23,734,877
Old Dominion Freight Line, Inc.(a) LTL Trucker	428,717	36,779,632
Total		107,630,581
Trading Companies & Distributors 0.7%
Watsco, Inc. HVAC Distribution	230,729	34,175,579
Total Industrials		934,602,321
Information Technology 14.9%
Electronic Equipment, Instruments & Components 1.5%
CDW Corp. Value Added Reseller of IT Products & Services	903,618	47,069,462
IPG Photonics Corp.(a) Fiber Lasers	243,502	24,036,082
Total		71,105,544
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet Software & Services 3.8%
GoDaddy, Inc., Class A(a) Website Management for Small- & Medium-sized Companies	1,392,539	48,669,238
NIC, Inc. Government Web Portal Development & Management Outsourcing	850,201	20,319,804
Nutanix, Inc., Class A(a),(b),(c) Software Company Selling Hyper-converged Infrastructure Appliances	898,090	23,853,270
Quotient Technology, Inc.(a) Allows CPGs to Digitally Distribute Coupons, Advertising & Trade Promotion	3,270,726	35,160,305
SPS Commerce, Inc.(a) Supply Chain Management Software Delivered via the Web	322,646	22,549,729
VeriSign, Inc.(a) Internet Domain Registry for .COM/.NET	407,370	30,988,636
Total		181,540,982
IT Services 4.8%
Booz Allen Hamilton Holdings Corp. IT Consulting for US Government	991,752	35,772,495
Broadridge Financial Solutions, Inc. Proxy & Mutual Fund Interim Processing & Distribution & Trade Processing	483,155	32,033,176
CoreLogic, Inc.(a) Data Processing Services for Real Estate, Insurance & Mortgages	753,281	27,743,339
ExlService Holdings, Inc.(a) Business Process Outsourcing	544,055	27,442,134
Gartner, Inc.(a) IT Research & Consulting Services	209,456	21,169,718
Global Payments, Inc. Credit Card Processor	277,070	19,231,429
Vantiv, Inc., Class A(a) Credit Card Processor	1,132,668	67,529,666
Total		230,921,957
Semiconductors & Semiconductor Equipment 0.7%
MACOM Technology Solutions Holdings, Inc.(a) Radio Frequency, Microwave & Millimeterwave Semiconductors	396,265	18,339,144
Monolithic Power Systems, Inc. High Performance Analog & Mixed Signal Integrated Circuits	218,097	17,868,687
Total		36,207,831

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
46	Columbia Acorn Family of Funds | Annual Report 2016

Portfolio of Investments  (continued)
Columbia Acorn® Fund, December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 4.1%
ANSYS, Inc.(a) Simulation Software for Engineers & Designers	497,378	46,002,491
Cadence Design Systems, Inc.(a) Electronic Design Automation Software	888,973	22,419,899
Manhattan Associates, Inc.(a) Supply Chain Management Software & Services	557,613	29,570,218
Qualys, Inc.(a) Security Software Delivered Via the Cloud	785,208	24,851,833
Synopsys, Inc.(a) Software for Designing Semiconductor Chips	580,988	34,196,954
Ultimate Software Group, Inc. (The)(a) Human Capital Management Systems	229,549	41,858,260
Total		198,899,655
Total Information Technology		718,675,969
Materials 1.8%
Chemicals 1.8%
Axalta Coating Systems Ltd.(a) Global Manufacturer of High Performance Coatings	728,164	19,806,061
Celanese Corp., Class A Commodity & Specialty Chemicals Provider	494,776	38,958,662
International Flavors & Fragrances, Inc. Flavors & Fragrances	238,514	28,104,105
Total		86,868,828
Total Materials		86,868,828
Real Estate 4.6%
Equity Real Estate Investment Trusts (REITS) 3.4%
Education Realty Trust, Inc. Student Housing	1,963,102	83,039,215
Equity LifeStyle Properties, Inc. Manufactured Home & RV Communities	334,424	24,111,970
Federal Realty Investment Trust Shopping Centers & Mixed Use Projects	133,829	19,018,439
Lamar Advertising Co., Class A Outdoor Advertising	582,481	39,166,022
Total		165,335,646
Real Estate Management & Development 1.2%
Jones Lang LaSalle, Inc. Real Estate Services	569,595	57,551,879
Total Real Estate		222,887,525
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 1.6%
Diversified Telecommunication Services 1.0%
SBA Communications Corp., Class A(a) Communications Towers	287,988	29,737,641
Zayo Group Holdings, Inc.(a) Fiber Optic Data Communications	620,864	20,401,591
Total		50,139,232
Wireless Telecommunication Services 0.6%
Boingo Wireless, Inc.(a),(c) Wi-Fi & Cellular Communications Networks	2,180,974	26,586,073
Total Telecommunication Services		76,725,305
Total Common Stocks (Cost: $3,369,081,521)		4,784,032,474

Securities Lending Collateral 2.1%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, (7 day yield of 0.450%)(d)	101,389,775	101,389,775
Total Securities Lending Collateral (Cost: $101,389,775)		101,389,775

Money Market Funds 0.4%

JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.445%)	18,674,370	18,674,369
Total Money Market Funds (Cost: $18,674,369)		18,674,369
Total Investments (Cost $3,489,145,665)		4,904,096,618
Obligation to Return Collateral for Securities Loaned		(101,389,775)
Other Assets & Liabilities, Net		26,026,913
Net Assets		$4,828,733,756

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	47

Portfolio of Investments  (continued)
Columbia Acorn® Fund, December 31, 2016
Notes to portfolio of investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $99,397,696.
(c)	An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2016, are as follows. The aggregate cost and value of these companies at December 31, 2016, was $96,668,256 and $98,413,616, respectively. Investments in affiliated companies represented 2.04% of the Fund’s total net assets at December 31, 2016.

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Value ($)	Dividend — affiliated issuers ($)	Realized Gain (Loss) ($)
Bankrate, Inc. [1]	7,126,562	—	7,126,562	—	—	—	(31,270,348)
Boingo Wireless, Inc.	2,727,319	647,886	1,194,231	2,180,974	26,586,073	—	(2,096,916)
Celldex Therapeutics, Inc.	2,428,687	7,211,337	3,620,434	6,019,590	21,309,349	—	(36,557,425)
Endologix, Inc.	—	4,661,700	—	4,661,700	26,664,924	—	—
Fiesta Restaurant Group, Inc. [1]	1,453,484	516,572	1,970,056	—	—	—	(22,872,677)
Gaiam, Inc. [1]	1,893,824	—	1,893,824	—	—	—	(2,811,143)
Hackett Group, Inc. (The) [1]	1,899,313	—	1,899,313	—	—	—	22,429,669
Kirkland Lake Gold, Inc. [1]	5,119,843	—	5,119,843	—	—	—	(3,585,606)
ShaMaran Petroleum Corp. [1]	90,046,000	—	90,046,000	—	—	—	(16,605,419)
Nutanix, Inc., Class A	—	910,900	12,810	898,090	23,853,270	—	156,452
Quotient Technology, Inc. [1]	4,634,954	2,754,119	4,118,347	3,270,726	35,160,305	—	694,899
Vonage Holdings Corp. [1]	13,576,409	—	13,576,409	—	—	—	9,289,144
Total of Affiliated Transactions	130,906,395	16,702,514	130,577,829	17,031,080	133,573,921	—	(83,229,370)

[1]	At December 31, 2016, the Fund owned less than five percent of the company’s outstanding voting shares.

(d)	Investment made with cash collateral received from securities lending activity.
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
•	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
48	Columbia Acorn Family of Funds | Annual Report 2016

Portfolio of Investments  (continued)
Columbia Acorn® Fund, December 31, 2016
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	697,199,823	—	—	697,199,823
Consumer Staples	93,203,488	—	—	93,203,488
Energy	176,417,564	—	—	176,417,564
Financials	819,409,371	—	—	819,409,371
Health Care	958,042,280	—	—	958,042,280
Industrials	934,602,321	—	—	934,602,321
Information Technology	718,675,969	—	—	718,675,969
Materials	86,868,828	—	—	86,868,828
Real Estate	222,887,525	—	—	222,887,525
Telecommunication Services	76,725,305	—	—	76,725,305
Total Common Stocks	4,784,032,474	—	—	4,784,032,474
Securities Lending Collateral	101,389,775	—	—	101,389,775
Money Market Funds	18,674,369	—	—	18,674,369
Total Investments	4,904,096,618	—	—	4,904,096,618
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	49

Portfolio of Investments
Columbia Acorn International®, December 31, 2016
(Percentages represent value of investments compared to net assets)
Common Stocks 98.4%
Issuer	Shares	Value ($)
Australia 2.3%
Amcor Ltd. Flexible & Rigid Packaging	2,475,208	26,640,219
Domino’s Pizza Enterprises Ltd. Domino’s Pizza Operator in Australia & New Zealand	1,565,257	73,196,564
Sirtex Medical Ltd. Selective Internal Radiation Therapy Biotech Company	891,207	9,084,143
Total		108,920,926
Cambodia 0.2%
NagaCorp Ltd. Casino & Entertainment Complex in Cambodia	19,028,000	10,967,291
Canada 7.7%
Boardwalk Real Estate Investment Trust(a) Canadian Residential REIT	1,053,355	38,167,594
CAE, Inc. Flight Simulator Equipment & Training Centers	2,241,934	31,358,523
CCL Industries, Inc. Global Label Converter	569,444	111,882,715
PrairieSky Royalty Ltd.(a) Canadian Owner of Oil & Gas Mineral Interests	1,929,380	45,897,588
ShawCor Ltd. Oil & Gas Pipeline Products	1,157,567	30,899,491
Tahoe Resources, Inc. Silver & Gold Projects in Guatemala, Canada & Peru	3,151,582	29,693,153
Uni-Select, Inc. Distribution of Automotive Paint & Replacement Parts in North America	1,131,748	24,857,743
Vermilion Energy, Inc. Canadian Exploration & Production Company	1,119,195	47,088,464
Total		359,845,271
China 1.8%
China Medical System Holdings Ltd. Pharmaceutical & Medical Products	18,726,000	29,564,301
Shenzhou International Group Holdings Ltd. High-quality Apparel Manufacturer of Sportswear	3,018,000	19,027,516
TravelSky Technology Ltd., Class H Chinese Air Travel Transaction Processor	16,203,000	33,957,955
Vipshop Holdings Ltd., ADR(b) Internet Discount Retailer	78,527	864,582
Total		83,414,354
Common Stocks (continued)
Issuer	Shares	Value ($)
Denmark 3.2%
Novozymes AS, Class B Industrial Enzymes	1,453,477	50,112,800
SimCorp AS Software for Investment Managers	932,367	45,440,102
William Demant Holding AS(b) Manufacture & Distribution of Hearing Aids & Diagnostic Equipment	2,966,887	51,587,076
Total		147,139,978
Finland 0.7%
Konecranes OYJ Manufacture & Service of Industrial Cranes & Port Handling Equipment	881,236	31,335,458
France 2.9%
Elior Group(c) Contract Caterer & Travel Concessionary	1,920,770	43,915,654
Eurofins Scientific SE Food, Pharmaceuticals & Materials Screening & Testing	76,908	32,787,681
Legrand SA Electrical Components	996,387	56,585,306
Total		133,288,641
Germany 6.3%
Fielmann AG Retail Optician Chain	621,901	41,040,688
MTU Aero Engines AG Airplane Engine Components & Services	551,920	63,663,898
Rational AG Commercial Ovens	58,610	26,139,621
Stroeer SE & Co. KGaA(a) Out of Home & Online Advertising	884,049	38,749,688
Wirecard AG(a) Online Payment Processing & Risk Management	1,968,514	84,464,042
Zalando SE(b) Online Platform for Apparel Sales	986,618	37,584,475
Total		291,642,412
Hong Kong 1.4%
Samsonite International SA Mass Market Luggage & Travel Accessories	12,545,600	35,712,039
Value Partners Group Ltd. Mutual Fund Management	37,198,000	29,384,688
Total		65,096,727

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
50	Columbia Acorn Family of Funds | Annual Report 2016

Portfolio of Investments  (continued)
Columbia Acorn International®, December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
India 2.3%
TVS Motor Co., Ltd. Indian Maker of Scooters, Mopeds, Motorcycles & Three-wheelers	6,268,373	33,192,998
United Breweries Ltd. Indian Brewer	450,000	5,160,170
Zee Entertainment Enterprises Ltd. Indian Programmer of Pay Television Content	10,025,681	66,733,383
Total		105,086,551
Indonesia 0.7%
PT Matahari Department Store Tbk Department Store Chain in Indonesia	30,377,500	34,002,861
Italy 1.3%
Brembo SpA High Performance Auto Braking Systems Supplier	1,024,269	61,996,338
Japan 23.3%
Aeon Credit Service Co., Ltd. Diversified Consumer-related Finance Company in Japan	2,197,900	38,929,506
Aeon Mall Co., Ltd. Suburban Shopping Mall Developer, Owner & Operator	4,309,000	60,553,580
Aica Kogyo Co., Ltd. Laminated Sheets, Building Materials & Chemical Adhesives	1,169,100	30,776,644
Asahi Intecc Co., Ltd. Medical Guidewires for Surgery	845,200	34,162,708
ASKUL Corp.(a) Online & Mail Order Distribution to Businesses and Consumers	663,500	22,649,453
Bandai Namco Holdings, Inc. Branded Toys & Related Content	854,800	23,528,334
CyberAgent, Inc. Mobile Advertising, Gaming & Media	1,269,000	31,244,929
DIP Corp. Mobile Temporary Job Information Provider	1,752,000	36,101,785
Disco Corp. Semiconductor Dicing & Grinding Equipment	370,900	44,842,215
FamilyMart UNY Holdings Co., Ltd. Convenience Store Operator	936,500	62,314,740
Glory Ltd. Currency Handling Systems & Related Equipment	1,172,300	36,941,903
Hikari Tsushin, Inc. Office IT/Mobiles/Insurance Distribution	577,700	53,777,007
Common Stocks (continued)
Issuer	Shares	Value ($)
Hoshizaki Corp. Commercial Kitchen Equipment	324,800	25,714,145
Japan Airport Terminal Co., Ltd.(a) Airport Terminal Operator at Haneda	554,300	20,029,106
Makita Corp. Power Tools	346,800	23,172,794
MonotaRO Co., Ltd(a) Online Maintenance, Repair & Operations Goods Distributor in Japan	1,126,400	22,968,915
NGK Insulators Ltd. Ceramic Products for Auto, Power & Electronics	2,150,000	41,617,260
NGK Spark Plug Co., Ltd. Automobile Parts	1,587,400	35,184,326
NOF Corp. Specialty Chemicals, Life Science & Rocket Fuels	3,467,000	33,258,487
Obic Co., Ltd. Computer Software	495,300	21,602,979
Omron Corp. Electric Components for Factory Automation	600,000	22,928,978
OSG Corp.(a) Consumable Cutting Tools	1,128,300	22,154,134
Otsuka Corp. One-stop IT Services & Office Supplies Provider	583,500	27,216,929
Recruit Holdings Co., Ltd. Recruitment & Media Services	754,300	30,229,619
Santen Pharmaceutical Co., Ltd. Specialty Pharma (Ophthalmic Medicine)	2,927,300	35,716,925
Sekisui Chemical Co., Ltd. Housing, Infrastructure & Functional Plastics	3,147,500	50,103,612
Seria Co., Ltd. 100 Yen Discount Stores	189,100	12,844,038
Seven Bank Ltd. ATM Processing Services	11,500,000	32,882,817
Sohgo Security Services Co., Ltd. Home & Office Security Services in Japan	830,400	31,873,844
Sony Financial Holdings, Inc. Life Insurance, Assurance & Internet Banking	2,200,000	34,294,551
Suruga Bank Ltd. Regional Bank	1,072,900	23,955,174
Temp Holdings Co., Ltd. Temporary Staffing & Recruiting Agency Services in Japan	1,784,300	27,593,708
Ushio, Inc. Industrial Light Sources	2,613,100	33,235,285
Total		1,084,400,430

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	51

Portfolio of Investments  (continued)
Columbia Acorn International®, December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
Malta 1.5%
Kindred Group PLC European Online Gaming Operator	7,374,685	69,249,479
Mexico 1.2%
Grupo Aeroportuario del Sureste SAB de CV, ADR Mexican Airport Operator	384,900	55,383,261
Netherlands 2.3%
Aalberts Industries NV Flow Control & Heat Treatment	2,044,797	66,338,707
Gemalto NV Digital Security Solutions	717,797	41,496,965
Total		107,835,672
New Zealand 0.7%
Auckland International Airport Ltd. Auckland Airport Operator	7,017,369	30,437,837
Philippines 0.5%
Universal Robina Corp. Branded Consumer Food Manufacturer in the Philippines	6,840,000	22,467,369
Singapore 1.3%
Mapletree Commercial Trust Retail & Office Property Landlord	24,421,300	23,524,990
Singapore Exchange Singapore Equity & Derivatives Market Operator	7,714,200	38,040,336
Total		61,565,326
South Africa 1.2%
Coronation Fund Managers Ltd. South African Fund Manager	5,340,119	27,314,984
Rand Merchant Investment Holdings Ltd. Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	10,612,584	30,633,349
Total		57,948,333
South Korea 2.6%
KEPCO Plant Service & Engineering Co., Ltd. Power Plant & Grid Maintenance	763,018	34,191,244
Korea Investment Holdings Co., Ltd. Brokerage & Asset Management	1,071,000	37,115,399
Medy-Tox, Inc. Botulinum Toxin ("Botox") & Dermal Fillers	96,199	28,310,825
Yuhan Corp. Pharmaceutical Manufacturing & Distribution	141,799	23,398,293
Total		123,015,761
Common Stocks (continued)
Issuer	Shares	Value ($)
Spain 3.1%
Bolsas y Mercados Españoles SHMSF SA Spanish Stock Markets	948,207	27,942,663
Distribuidora Internacional de Alimentacion SA Discount Retailer in Spain & Latin America	4,972,329	24,417,189
Prosegur Cia de Seguridad SA, Registered Shares Security Guards	10,061,099	62,909,471
Viscofan SA Sausage Casings Maker	609,424	30,054,764
Total		145,324,087
Sweden 4.3%
Hexagon AB, Class B Design, Measurement & Visualization Software & Equipment	2,636,121	94,182,314
Millicom International Cellular SA, SDR Telecoms Operator in Latin America & Africa	826,173	35,302,741
Sweco AB, Class B Engineering Consultants	1,312,822	25,966,514
Trelleborg AB, Class B Manufacturer of Sealing, Dampening & Protective Solutions for Industry	2,296,587	45,197,687
Total		200,649,256
Switzerland 4.7%
Actelion Ltd., Registered Shares Swiss Orphan Drug Company	98,965	21,429,620
Geberit AG Plumbing Systems	132,852	53,255,609
Givaudan SA Fragrances & Flavors	27,631	50,632,865
Partners Group Holding AG(a) Private Markets Asset Management	199,766	93,624,986
Total		218,943,080
Taiwan 3.4%
Advantech Co., Ltd. Industrial PC & Components	2,922,686	23,046,818
Far EasTone Telecommunications Co., Ltd. Mobile Operator in Taiwan	10,143,000	22,801,917
Largan Precision Co., Ltd. Mobile Device Camera Lenses & Modules	405,000	47,207,368
PChome Online, Inc. Taiwanese E-commerce Company	2,319,844	20,305,278
Silergy Corp. Chinese Provider of Analog & Mixed Digital Integrated Circuits	1,496,000	20,956,368

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
52	Columbia Acorn Family of Funds | Annual Report 2016

Portfolio of Investments  (continued)
Columbia Acorn International®, December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
St. Shine Optical Co., Ltd. Disposable Contact Lens Original Equipment Manufacturer	388,000	7,406,682
Vanguard International Semiconductor Corp. Semiconductor Foundry	9,170,352	15,890,166
Total		157,614,597
Thailand 1.1%
Airports of Thailand PCL Airport Operator of Thailand	2,520,200	27,986,094
Home Product Center PCL, Foreign Registered Shares Home Improvement Retailer	82,081,700	23,327,798
Total		51,313,892
United Kingdom 15.8%
Abcam PLC Online Sales of Antibodies	5,818,756	54,935,510
Croda International PLC Oleo-chemicals & Industrial Chemicals	1,031,317	40,561,242
Domino’s Pizza Group PLC Pizza Delivery in the UK, Ireland & Switzerland	7,209,146	31,992,110
DS Smith PLC Packaging	5,663,564	28,440,099
Halma PLC Health & Safety Sensor Technology	5,582,860	61,765,872
Kingfisher PLC European DIY Retailer	9,537,000	41,089,099
LivaNova PLC(b) Neuromodulation & Cardiac Devices	929,961	41,820,346
Micro Focus International PLC Legacy Software Provider	1,019,000	27,366,316
Next PLC Clothes & Home Retailer in the UK	623,800	38,267,420
Ocado Group PLC(a),(b) Online Grocery Retailer	9,295,866	30,255,886
PureCircle Ltd.(b) Natural Sweeteners	641,557	1,976,637
Rentokil Initial PLC Pest Control, Washroom & Workwear Service Provider	20,513,830	56,121,344
Rightmove PLC Internet Real Estate Listings	1,685,065	80,944,461
Common Stocks (continued)
Issuer	Shares	Value ($)
Shaftesbury PLC London Prime Retail REIT	4,740,158	53,069,388
Smith & Nephew PLC Medical Equipment & Supplies	2,848,399	42,752,242
Spirax-Sarco Engineering PLC Steam Systems & Pumps for Manufacturing & Process Industries	588,262	30,274,559
WH Smith PLC Newsprint, Books & General Stationery Retailer	2,401,564	46,015,914
Wolseley PLC Distributor of Plumbing, HVAC & Waterworks Equipment	423,000	25,822,531
Total		733,470,976
United States 0.6%
Ultragenyx Pharmaceutical, Inc.(b) Biotech Focused on "Ultra-Orphan" Drugs	376,087	26,442,677
Total Common Stocks (Cost: $3,715,473,324)		4,578,798,841

Securities Lending Collateral 3.7%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, (7 day yield of 0.450%)(d)	169,508,371	169,508,371
Total Securities Lending Collateral (Cost: $169,508,371)		169,508,371

Money Market Funds 1.4%

JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.445%)	66,479,974	66,479,974
Total Money Market Funds (Cost: $66,479,974)		66,479,974
Total Investments (Cost: $3,951,461,669)		4,814,787,186 (e)
Obligation to Return Collateral for Securities Loaned		(169,508,371)
Other Assets & Liabilities, Net		7,659,351
Net Assets		$4,652,938,166

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	53

Portfolio of Investments  (continued)
Columbia Acorn International®, December 31, 2016
Notes to portfolio of investments
(a)	All or a portion of this security was on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $162,723,470.
(b)	Non-income producing security.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2016, the value of these securities amounted to $43,915,654 or 0.94% of net assets.
(d)	Investment made with cash collateral received from securities lending activity.
(e)	An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2016, are as follows. At December 31, 2016, the Fund did not hold any investments in affiliated companies.

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Value ($)	Dividend — affiliated issuers ($)	Realized Gain (Loss) ($)
Spotless Group Holdings Ltd. [1]	63,000,000	—	(63,000,000)	—	—	1,686,164	(40,493,220)

[1]	At December 31, 2016, the Fund owned less than five percent of the company’s outstanding voting shares.
Abbreviation Legend
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
•	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Mangement believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
54	Columbia Acorn Family of Funds | Annual Report 2016

Portfolio of Investments  (continued)
Columbia Acorn International®, December 31, 2016
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	108,920,926	—	108,920,926
Cambodia	—	10,967,291	—	10,967,291
Canada	359,845,271	—	—	359,845,271
China	864,582	82,549,772	—	83,414,354
Denmark	—	147,139,978	—	147,139,978
Finland	—	31,335,458	—	31,335,458
France	—	133,288,641	—	133,288,641
Germany	—	291,642,412	—	291,642,412
Hong Kong	—	65,096,727	—	65,096,727
India	—	105,086,551	—	105,086,551
Indonesia	—	34,002,861	—	34,002,861
Italy	—	61,996,338	—	61,996,338
Japan	—	1,084,400,430	—	1,084,400,430
Malta	—	69,249,479	—	69,249,479
Mexico	55,383,261	—	—	55,383,261
Netherlands	—	107,835,672	—	107,835,672
New Zealand	—	30,437,837	—	30,437,837
Philippines	—	22,467,369	—	22,467,369
Singapore	—	61,565,326	—	61,565,326
South Africa	—	57,948,333	—	57,948,333
South Korea	—	123,015,761	—	123,015,761
Spain	—	145,324,087	—	145,324,087
Sweden	—	200,649,256	—	200,649,256
Switzerland	—	218,943,080	—	218,943,080
Taiwan	—	157,614,597	—	157,614,597
Thailand	—	51,313,892	—	51,313,892
United Kingdom	41,820,346	691,650,630	—	733,470,976
United States	26,442,677	—	—	26,442,677
Total Common Stocks	484,356,137	4,094,442,704	—	4,578,798,841
Securities Lending Collateral	169,508,371	—	—	169,508,371
Money Market Funds	66,479,974	—	—	66,479,974
Total Investments	720,344,482	4,094,442,704	—	4,814,787,186
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	55

Portfolio of Investments
Columbia Acorn USA®, December 31, 2016
(Percentages represent value of investments compared to net assets)
Common Stocks 99.4%
Issuer	Shares	Value ($)
Consumer Discretionary 19.4%
Auto Components 4.9%
Dorman Products, Inc.(a) Aftermarket Auto Parts Distributor	167,670	12,249,970
Gentex Corp. Manufacturer of Auto Parts	279,199	5,497,428
LCI Industries RV & Manufactured Home Components	127,130	13,698,258
Total		31,445,656
Distributors 0.9%
Pool Corp. Swimming Pool Supplies & Equipment Distributor	56,906	5,937,572
Diversified Consumer Services 1.7%
Bright Horizons Family Solutions, Inc.(a) Child Care/Preschool Services	101,892	7,134,478
ServiceMaster Global Holdings, Inc.(a) Pest & Termite Control, Home Warranty & Other Home Services	96,785	3,645,891
Total		10,780,369
Hotels, Restaurants & Leisure 4.4%
Papa John’s International, Inc. Franchisor of Pizza Restaurants	135,776	11,619,710
Texas Roadhouse, Inc. Rural-focused Full Service Steakhouse	200,365	9,665,608
Vail Resorts, Inc. Ski Resort Operator & Developer	20,550	3,314,920
Zoe’s Kitchen, Inc.(a),(b) Fast, Casual Mediterranean Food	163,866	3,931,145
Total		28,531,383
Household Durables 2.6%
Cavco Industries, Inc.(a) Manufactured Homes	87,073	8,694,239
iRobot Corp.(a) Home Robots (Vacuums, Pool Cleaners) & Battlefield Reconnaissance Robots	139,940	8,179,493
Total		16,873,732
Leisure Products 1.6%
Brunswick Corp. Boats, Boat Engines, Exercise & Bowling Equipment	184,849	10,081,664
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 3.3%
Camping World Holdings, Inc., Class A RV-centric Retail Stores & Services	405,611	13,218,863
Five Below, Inc.(a) Low-price Specialty Retailer Targeting Pre-Teens, Teens & Parents	106,217	4,244,431
Monro Muffler Brake, Inc. Automotive Services	61,769	3,533,187
Total		20,996,481
Total Consumer Discretionary		124,646,857
Consumer Staples 1.4%
Household Products 1.4%
WD-40 Co. Manufacturer of Industrial Lubrications	76,187	8,906,260
Total Consumer Staples		8,906,260
Energy 2.5%
Energy Equipment & Services 1.3%
Core Laboratories NV(b) Oil & Gas Reservoir Consulting	41,938	5,034,237
Frank’s International NV(b) Global Provider of Casing Running Services Post Drilling of Wells	281,825	3,469,266
Total		8,503,503
Oil, Gas & Consumable Fuels 1.2%
Carrizo Oil & Gas, Inc.(a) Oil & Gas Producer	94,006	3,511,124
PDC Energy, Inc.(a) Oil & Gas Producer in the United States	53,180	3,859,805
Total		7,370,929
Total Energy		15,874,432
Financials 15.2%
Banks 11.9%
Associated Banc-Corp. Midwest Bank	322,978	7,977,557
First Busey Corp. Illinois Bank	326,877	10,061,274
Great Southern Bancorp, Inc. Heartland Bank	91,153	4,981,512
Lakeland Financial Corp. Indiana Bank	243,727	11,542,911
LegacyTexas Financial Group, Inc. Texas Thrift	289,987	12,486,840

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
56	Columbia Acorn Family of Funds | Annual Report 2016

Portfolio of Investments  (continued)
Columbia Acorn USA®, December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
MB Financial, Inc. Chicago Bank	195,273	9,222,744
Sandy Spring Bancorp, Inc. Baltimore & Washington, D.C. Bank	170,479	6,817,455
SVB Financial Group(a) Bank to Venture Capitalists	55,532	9,532,623
Trico Bancshares California Central Valley Bank	118,819	4,061,233
Total		76,684,149
Capital Markets 2.8%
MarketAxess Holdings, Inc. Bond Exchange	20,869	3,066,074
OM Asset Management PLC Asset Manager Holding Company	658,408	9,546,916
SEI Investments Co. Mutual Fund Administration & Investment Management	106,295	5,246,721
Total		17,859,711
Insurance 0.5%
Allied World Assurance Co. Holdings AG Commercial Lines Insurance/Reinsurance	59,498	3,195,637
Total Financials		97,739,497
Health Care 24.9%
Biotechnology 4.6%
Agios Pharmaceuticals, Inc.(a) Biotech Focused on Cancer & Orphan Diseases	92,390	3,855,435
Clovis Oncology, Inc.(a),(b) Pre-commercial Biotech Company	80,253	3,564,838
Exact Sciences Corp.(a),(b) Molecular Diagnostics	364,785	4,873,528
Genomic Health, Inc.(a) Cancer Diagnostics	145,693	4,281,917
Ligand Pharmaceuticals, Inc.(a) Royalties from Licensing Drug Delivery Technology	37,292	3,789,240
Repligen Corp.(a) Supplier to Biopharma Industry	123,924	3,819,338
Seattle Genetics, Inc.(a) Antibody-based Therapies for Cancer	52,515	2,771,216
Ultragenyx Pharmaceutical, Inc.(a) Biotech Focused on "Ultra-Orphan" Drugs	44,716	3,143,982
Total		30,099,494
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 7.7%
ABIOMED, Inc.(a) Medical Devices for Cardiac Conditions	28,538	3,215,662
Endologix, Inc.(a) Minimally Invasive Treatment of Abdominal Aortic Aneurysm	644,233	3,685,013
iRhythm Technologies, Inc.(a) Cardiac Arrhythmia Monitoring Devices & Services	233,921	7,017,630
LeMaitre Vascular, Inc. Medical Devices for Peripheral Vascular Disease	387,057	9,808,024
Masimo Corp.(a) Pulse Oximetry Monitors (Blood Oxygen Levels)	100,954	6,804,300
Natus Medical, Inc.(a) Neuro-diagnostic & Newborn Care Products	249,801	8,693,075
West Pharmaceutical Services, Inc. Components & Systems for Injectable Drug Delivery	67,159	5,697,098
Zeltiq Aesthetics, Inc.(a) Systems & Consumables for Aesthetics	105,124	4,574,996
Total		49,495,798
Health Care Providers & Services 6.8%
AMN Healthcare Services, Inc.(a) Temporary Healthcare Staffing	299,242	11,505,855
HealthSouth Corp. Inpatient Rehabilitation Facilities & Home Health Care	189,584	7,818,444
Mednax, Inc.(a) Physician Management for Pediatric & Anesthesia Practices	149,012	9,933,140
Team Health Holdings, Inc.(a) Healthcare Professionals Outsourcing	159,360	6,924,192
VCA, Inc.(a) Animal Hospitals & Laboratory Services	109,281	7,502,141
Total		43,683,772
Health Care Technology 2.1%
Computer Programs & Systems, Inc.(b) IT Systems & Services for Health Care Providers	216,645	5,112,822
Evolent Health, Inc., Class A(a) IT & Services Vendor for Hospitals	194,996	2,885,941
Medidata Solutions, Inc.(a) Cloud-based Software for Drug Studies	109,134	5,420,685
Total		13,419,448

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	57

Portfolio of Investments  (continued)
Columbia Acorn USA®, December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 3.0%
Bio-Techne Corp. Maker of Consumables & Systems for the Life Science Market	95,949	9,866,436
Cambrex Corp.(a) Active Pharmaceutical Ingredients for Small Molecule Drugs	113,884	6,144,042
VWR Corp.(a) Distributor of Lab Supplies	129,715	3,246,766
Total		19,257,244
Pharmaceuticals 0.7%
Akorn, Inc.(a) Developer, Manufacturer & Distributor of Specialty Generic Drugs	213,702	4,665,115
Total Health Care		160,620,871
Industrials 15.9%
Aerospace & Defense 2.8%
Astronics Corp.(a) Designer & Manufacturer of Aircraft Electrical Components & Testing Equipment	123,496	4,179,104
Astronics Corp., Class B(a) Designer & Manufacturer of Aircraft Electrical Components & Testing Equipment	18,524	624,259
HEICO Corp., Class A FAA-Approved Aircraft Replacement Parts	103,979	7,060,174
Taser International, Inc.(a) Manufacturer of Electrical Weapons & Body Cameras	258,407	6,263,786
Total		18,127,323
Commercial Services & Supplies 4.9%
Copart, Inc.(a) Auto Salvage Services	100,598	5,574,135
Healthcare Services Group, Inc. Outsourced Services to Long-term Care Industry	86,178	3,375,592
Knoll, Inc. Office & Residential Furniture	258,562	7,221,637
Ritchie Bros. Auctioneers, Inc. Heavy Equipment Auctioneer	148,991	5,065,694
Unifirst Corp. Uniform Rental	71,595	10,284,622
Total		31,521,680
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 5.0%
ESCO Technologies, Inc. Industrial Filtration & Advanced Measurement Equipment	63,084	3,573,709
Middleby Corp. (The)(a) Manufacturer of Cooking Equipment	33,768	4,349,656
Nordson Corp. Dispensing Systems for Adhesives & Coatings	54,032	6,054,285
Oshkosh Corp. Specialty Truck Manufacturer	63,377	4,094,788
Toro Co. (The) Turf Maintenance Equipment	250,820	14,033,379
Total		32,105,817
Professional Services 2.2%
ICF International, Inc.(a) Professional Service Company	72,769	4,016,849
Wageworks, Inc.(a) Healthcare Consumer Directed Benefits & Commuter Account Management	142,534	10,333,715
Total		14,350,564
Trading Companies & Distributors 1.0%
Watsco, Inc. HVAC Distribution	40,917	6,060,626
Total Industrials		102,166,010
Information Technology 17.8%
Electronic Equipment, Instruments & Components 1.0%
IPG Photonics Corp.(a) Fiber Lasers	63,554	6,273,415
Internet Software & Services 7.0%
CoStar Group, Inc.(a) Commercial Real Estate Data Aggregator & Web Marketing for Retail Landlords	55,461	10,453,844
j2 Global, Inc. Communication Technology & Digital Media	144,855	11,849,139
Mimecast Ltd.(a) Cyber Security, Continuity & Archiving Software	270,012	4,833,215
NIC, Inc. Government Web Portal Development & Management Outsourcing	281,595	6,730,120
Nutanix, Inc., Class A(a),(b) Software Company Selling Hyper-converged Infrastructure Appliances	118,000	3,134,080

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
58	Columbia Acorn Family of Funds | Annual Report 2016

Portfolio of Investments  (continued)
Columbia Acorn USA®, December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
Q2 Holdings, Inc.(a) Online & Mobile Banking Software	124,729	3,598,432
SPS Commerce, Inc.(a) Supply Chain Management Software Delivered via the Web	61,796	4,318,922
Total		44,917,752
IT Services 3.0%
CoreLogic, Inc.(a) Data Processing Services for Real Estate, Insurance & Mortgages	82,298	3,031,036
ExlService Holdings, Inc.(a) Business Process Outsourcing	64,759	3,266,444
MAXIMUS, Inc. Outsourcer for Government Program Administration	153,956	8,589,205
WNS Holdings Ltd., ADR(a) Offshore Business Process Outsourcing Services	177,667	4,894,726
Total		19,781,411
Semiconductors & Semiconductor Equipment 1.2%
Monolithic Power Systems, Inc. High Performance Analog & Mixed Signal Integrated Circuits	95,831	7,851,434
Software 5.6%
ANSYS, Inc.(a) Simulation Software for Engineers & Designers	117,985	10,912,433
Apptio, Inc., Class A(a) Software for Managing IT Spending	166,193	3,079,556
Blackline, Inc.(a) Accounting Software	114,385	3,160,458
Guidewire Software, Inc.(a) Software for Global Property & Casualty Insurance Carriers	63,894	3,151,891
Manhattan Associates, Inc.(a) Supply Chain Management Software & Services	114,692	6,082,117
Qualys, Inc.(a) Security Software Delivered Via the Cloud	200,639	6,350,224
Tyler Technologies, Inc.(a) Financial, Tax, Court & Document Management Systems for Local Governments	22,068	3,150,648
Total		35,887,327
Total Information Technology		114,711,339
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.3%
Equity Real Estate Investment Trusts (REITS) 0.8%
UMH Properties, Inc. Owner & Operator of Manufactured Home Parks	360,973	5,432,644
Real Estate Management & Development 1.5%
Colliers International Group, Inc. Real Estate Services	120,961	4,445,317
FirstService Corp. Residential Property Management & Housing Related Services	104,286	4,951,499
Total		9,396,816
Total Real Estate		14,829,460
Total Common Stocks (Cost: $454,176,273)		639,494,726

Securities Lending Collateral 2.4%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, (7 day yield of 0.450%)(c)	15,336,080	15,336,080
Total Securities Lending Collateral (Cost: $15,336,080)		15,336,080

Money Market Funds 2.0%

JPMorgan U.S. Government Money Market Fund, Agency Shares, (7 day yield of 0.345%)	13,174,441	13,174,441
Total Money Market Funds (Cost: $13,174,441)		13,174,441
Total Investments (Cost $482,686,794)		668,005,247 (d)
Obligation to Return Collateral for Securities Loaned		(15,336,080)
Other Assets & Liabilities, Net		(9,048,742)
Net Assets		$643,620,425

Notes to portfolio of investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $14,865,804.
(c)	Investment made with cash collateral received from securities lending activity.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	59

Portfolio of Investments  (continued)
Columbia Acorn USA®, December 31, 2016
Notes to portfolio of investments  (continued)
(d)	An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2016, are as follows. At December 31, 2016, the Fund did not hold any investments in affiliated companies.

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Value ($)	Dividend — affiliated issuers ($)	Realized Gain (Loss)
Rubicon Technology[1]	1,354,071	—	(1,354,071)	—	—	—	(1,922,691)

[1]	At December 31, 2016, the Fund owned less than five percent of the company’s outstanding voting shares.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
•	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	124,646,857	—	—	124,646,857
Consumer Staples	8,906,260	—	—	8,906,260
Energy	15,874,432	—	—	15,874,432
Financials	97,739,497	—	—	97,739,497
Health Care	160,620,871	—	—	160,620,871
Industrials	102,166,010	—	—	102,166,010
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
60	Columbia Acorn Family of Funds | Annual Report 2016

Portfolio of Investments  (continued)
Columbia Acorn USA®, December 31, 2016
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Information Technology	114,711,339	—	—	114,711,339
Real Estate	14,829,460	—	—	14,829,460
Total Common Stocks	639,494,726	—	—	639,494,726
Securities Lending Collateral	15,336,080	—	—	15,336,080
Money Market Funds	13,174,441	—	—	13,174,441
Total Investments	668,005,247	—	—	668,005,247
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	61

Portfolio of Investments
Columbia Acorn International SelectSM, December 31, 2016
(Percentages represent value of investments compared to net assets)
Common Stocks 96.5%
Issuer	Shares	Value ($)
Australia 2.1%
Amcor Ltd. Flexible & Rigid Packaging	193,000	2,077,224
Canada 7.9%
CCL Industries, Inc. Global Label Converter	29,641	5,823,778
Vermilion Energy, Inc. Canadian Exploration & Production Company	48,340	2,033,834
Total		7,857,612
China 3.1%
NetEase, Inc., ADR Chinese Online Gaming Services	14,200	3,057,828
Vipshop Holdings Ltd., ADR(a) Internet Discount Retailer	4,849	53,387
Total		3,111,215
Denmark 3.1%
Novozymes AS, Class B Industrial Enzymes	89,955	3,101,457
France 5.0%
Essilor International SA Eyeglass Lenses	22,000	2,486,044
Legrand SA Electrical Components	44,000	2,498,782
Total		4,984,826
Germany 7.8%
MTU Aero Engines AG Airplane Engine Components & Services	33,500	3,864,221
Wirecard AG(b) Online Payment Processing & Risk Management	91,040	3,906,300
Total		7,770,521
India 3.1%
Zee Entertainment Enterprises Ltd. Indian Programmer of Pay Television Content	463,000	3,081,841
Ireland 2.4%
Ryanair Holdings PLC European Low Cost Airline	158,000	2,412,454
Japan 21.4%
Aeon Mall Co., Ltd. Suburban Shopping Mall Developer, Owner & Operator	279,200	3,923,546
FamilyMart UNY Holdings Co., Ltd. Convenience Store Operator	34,300	2,282,323
Common Stocks (continued)
Issuer	Shares	Value ($)
Hoya Corp. Opto-electrical Components & Eyeglass Lenses	83,000	3,480,142
KDDI Corp. Mobile & Fixed Line Communication Service Provider in Japan	77,000	1,944,479
Recruit Holdings Co., Ltd. Recruitment & Media Services	117,500	4,708,976
Santen Pharmaceutical Co., Ltd. Specialty Pharma (Ophthalmic Medicine)	173,000	2,110,829
Sony Financial Holdings, Inc. Life Insurance, Assurance & Internet Banking	189,200	2,949,331
Total		21,399,626
South Africa 3.5%
Naspers Ltd., Class N Media in Africa, China, Russia & Other Emerging Markets	24,000	3,503,800
Spain 2.1%
Distribuidora Internacional de Alimentacion SA Discount Retailer in Spain & Latin America	421,000	2,067,369
Sweden 4.5%
Hexagon AB, Class B Design, Measurement & Visualization Software & Equipment	127,000	4,537,407
Switzerland 7.8%
Geberit AG Plumbing Systems	8,540	3,423,380
Partners Group Holding AG(b) Private Markets Asset Management	9,400	4,405,529
Total		7,828,909
Taiwan 2.8%
Largan Precision Co., Ltd. Mobile Device Camera Lenses & Modules	24,000	2,797,474
Thailand 2.5%
Airports of Thailand PCL Airport Operator of Thailand	228,000	2,531,874
United Kingdom 15.2%
Compass Group PLC Catering & Support Services	141,000	2,605,899
Halma PLC Health & Safety Sensor Technology	242,000	2,677,363
Kingfisher PLC European DIY Retailer	494,000	2,128,344
Next PLC Clothes & Home Retailer in the UK	50,000	3,067,283

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
62	Columbia Acorn Family of Funds | Annual Report 2016

Portfolio of Investments  (continued)
Columbia Acorn International SelectSM, December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
Rightmove PLC Internet Real Estate Listings	43,800	2,103,994
WH Smith PLC Newsprint, Books & General Stationery Retailer	136,930	2,623,690
Total		15,206,573
United States 2.2%
Anadarko Petroleum Corp. Worldwide Production of Oil & Gas	31,540	2,199,284
Total Common Stocks (Cost: $81,018,986)		96,469,466

Securities Lending Collateral 5.4%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, (7 day yield of 0.450%)(c)	5,444,661	5,444,661
Total Securities Lending Collateral (Cost: $5,444,661)		5,444,661

Money Market Funds 2.7%
	Shares	Value ($)
JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.445%)	2,721,922	2,721,922
Total Money Market Funds (Cost: $2,721,922)		2,721,922
Total Investments (Cost: $89,185,569)		104,636,049
Obligation to Return Collateral for Securities Loaned		(5,444,661)
Other Assets & Liabilities, Net		820,185
Net Assets		$100,011,573

Notes to portfolio of investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $5,209,652.
(c)	Investment made with cash collateral received from securities lending activity.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
•	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	63

Portfolio of Investments  (continued)
Columbia Acorn International SelectSM, December 31, 2016
Fair value measurements  (continued)
require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	2,077,224	—	2,077,224
Canada	7,857,612	—	—	7,857,612
China	3,111,215	—	—	3,111,215
Denmark	—	3,101,457	—	3,101,457
France	—	4,984,826	—	4,984,826
Germany	—	7,770,521	—	7,770,521
India	—	3,081,841	—	3,081,841
Ireland	—	2,412,454	—	2,412,454
Japan	—	21,399,626	—	21,399,626
South Africa	—	3,503,800	—	3,503,800
Spain	—	2,067,369	—	2,067,369
Sweden	—	4,537,407	—	4,537,407
Switzerland	—	7,828,909	—	7,828,909
Taiwan	—	2,797,474	—	2,797,474
Thailand	—	2,531,874	—	2,531,874
United Kingdom	—	15,206,573	—	15,206,573
United States	2,199,284	—	—	2,199,284
Total Common Stocks	13,168,111	83,301,355	—	96,469,466
Securities Lending Collateral	5,444,661	—	—	5,444,661
Money Market Funds	2,721,922	—	—	2,721,922
Total Investments	21,334,694	83,301,355	—	104,636,049
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
64	Columbia Acorn Family of Funds | Annual Report 2016

Portfolio of Investments
Columbia Acorn SelectSM, December 31, 2016
(Percentages represent value of investments compared to net assets)
Common Stocks 98.5%
Issuer	Shares	Value ($)
Consumer Discretionary 20.0%
Distributors 4.4%
LKQ Corp.(a) Alternative Auto Parts Distribution	437,620	13,413,053
Hotels, Restaurants & Leisure 6.1%
Papa John’s International, Inc. Franchisor of Pizza Restaurants	70,600	6,041,948
Vail Resorts, Inc. Ski Resort Operator & Developer	79,584	12,837,695
Total		18,879,643
Household Durables 3.1%
iRobot Corp.(a) Home Robots (Vacuums, Pool Cleaners) & Battlefield Reconnaissance Robots	166,000	9,702,700
Media 4.6%
Liberty Global PLC, Class A(a) Cable TV Franchises Outside of the United States	463,000	14,163,170
Textiles, Apparel & Luxury Goods 1.8%
Hanesbrands, Inc. Apparel Wholesaler	261,000	5,629,770
Total Consumer Discretionary		61,788,336
Financials 8.9%
Banks 3.3%
SVB Financial Group(a) Bank to Venture Capitalists	58,200	9,990,612
Capital Markets 5.6%
Eaton Vance Corp. Specialty Mutual Funds	156,037	6,534,830
Lazard Ltd., Class A Corporate Advisory & Asset Management	263,000	10,806,670
Total		17,341,500
Total Financials		27,332,112
Health Care 16.3%
Biotechnology 0.6%
Ultragenyx Pharmaceutical, Inc.(a) Biotech Focused on "Ultra-Orphan" Drugs	26,186	1,841,138
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 5.4%
Align Technology, Inc.(a) Invisalign System to Correct Malocclusion (Crooked Teeth)	107,177	10,302,925
LivaNova PLC(a) Neuromodulation & Cardiac Devices	143,000	6,430,710
Total		16,733,635
Health Care Providers & Services 7.4%
HealthSouth Corp. Inpatient Rehabilitation Facilities & Home Health Care	357,000	14,722,680
VCA, Inc.(a) Animal Hospitals & Laboratory Services	118,000	8,100,700
Total		22,823,380
Life Sciences Tools & Services 2.9%
VWR Corp.(a) Distributor of Lab Supplies	356,603	8,925,773
Total Health Care		50,323,926
Industrials 29.2%
Electrical Equipment 2.6%
Generac Holdings, Inc.(a) Standby Power Generators	200,230	8,157,370
Machinery 14.5%
Middleby Corp. (The)(a) Manufacturer of Cooking Equipment	106,700	13,744,027
Nordson Corp. Dispensing Systems for Adhesives & Coatings	53,256	5,967,335
Oshkosh Corp. Specialty Truck Manufacturer	120,082	7,758,498
Snap-On, Inc. Tools	36,000	6,165,720
Wabtec Corp. Freight & Transit Component Supplier	133,000	11,041,660
Total		44,677,240
Professional Services 3.7%
Robert Half International, Inc. Temporary & Permanent Staffing in Finance, Accounting & Other Professions	231,395	11,287,448

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	65

Portfolio of Investments  (continued)
Columbia Acorn SelectSM, December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 8.4%
AMERCO North American Moving & Storage	32,000	11,826,880
JB Hunt Transport Services, Inc. Truck & Intermodal Carrier	145,000	14,075,150
Total		25,902,030
Total Industrials		90,024,088
Information Technology 11.4%
Internet Software & Services 6.2%
GoDaddy, Inc., Class A(a) Website Management for Small- & Medium-sized Companies	297,000	10,380,150
SPS Commerce, Inc.(a) Supply Chain Management Software Delivered via the Web	124,000	8,666,360
Total		19,046,510
Software 5.2%
ANSYS, Inc.(a) Simulation Software for Engineers & Designers	113,158	10,465,983
Ultimate Software Group, Inc. (The)(a) Human Capital Management Systems	31,057	5,663,244
Total		16,129,227
Total Information Technology		35,175,737
Materials 3.4%
Chemicals 3.4%
Axalta Coating Systems Ltd.(a) Global Manufacturer of High Performance Coatings	388,681	10,572,123
Total Materials		10,572,123
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 9.3%
Equity Real Estate Investment Trusts (REITS) 5.7%
Crown Castle International Corp. Communications Towers	68,161	5,914,330
Education Realty Trust, Inc. Student Housing	273,566	11,571,842
Total		17,486,172
Real Estate Management & Development 3.6%
Jones Lang LaSalle, Inc. Real Estate Services	109,900	11,104,296
Total Real Estate		28,590,468
Total Common Stocks (Cost: $253,883,458)		303,806,790

Money Market Funds 1.5%
	Shares	Value ($)
JPMorgan U.S. Government Money Market Fund, Agency Shares, (7 day yield of 0.345%)	4,574,896	4,574,896
Total Money Market Funds (Cost: $4,574,896)		4,574,896
Total Investments (Cost $258,458,354)		308,381,686
Other Assets & Liabilities, Net		7,298
Net Assets		$308,388,984

Notes to portfolio of investments
(a)	Non-income producing security.
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
•	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
66	Columbia Acorn Family of Funds | Annual Report 2016

Portfolio of Investments  (continued)
Columbia Acorn SelectSM, December 31, 2016
Fair value measurements  (continued)
The Committee is responsible for applying Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	61,788,336	—	—	61,788,336
Financials	27,332,112	—	—	27,332,112
Health Care	50,323,926	—	—	50,323,926
Industrials	90,024,088	—	—	90,024,088
Information Technology	35,175,737	—	—	35,175,737
Materials	10,572,123	—	—	10,572,123
Real Estate	28,590,468	—	—	28,590,468
Total Common Stocks	303,806,790	—	—	303,806,790
Money Market Funds	4,574,896	—	—	4,574,896
Total Investments	308,381,686	—	—	308,381,686
There were no transfers of financial assets between levels during the period.
The following table reconciles asset balances for the period ending December 31, 2016, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of December 31, 2015	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers out of Level 3	Balance as of December 31, 2016
Common Stock
Consumer Discretionary	$8,851,514	$(16,166,667)	$11,148,486	$—	$(3,833,333)	$—	$—	$—
The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company’s capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	67

Portfolio of Investments
Columbia Thermostat FundSM, December 31, 2016
(Percentages represent value of investments compared to net assets)
Equity Funds 9.9%
Issuer	Shares	Value ($)
Dividend Income 2.0%
Columbia Dividend Income Fund, Class I Shares(a)	1,141,969	21,857,289
Total Dividend Income		21,857,289
International Small Mid Cap 2.0%
Columbia Acorn International, Class I Shares(a)	587,054	22,173,033
Total International Small Mid Cap		22,173,033
U.S. Large Cap 3.9%
Columbia Contrarian Core Fund, Class I Shares(a)	966,230	21,720,847
Columbia Large Cap Enhanced Core Fund, Class I Shares(a)	483,277	10,878,580
Columbia Select Large Cap Growth Fund, Class I Shares(a),(b)	788,763	10,908,591
Total U.S. Large Cap		43,508,018
U.S. Mid Cap 1.0%
Columbia Acorn Select Fund, Class I Shares(a),(b)	738,151	10,909,863
Total U.S. Mid Cap		10,909,863
U.S. Small Mid Cap 1.0%
Columbia Acorn Fund, Class I Shares(a),(b)	704,294	10,846,124
Total U.S. Small Mid Cap		10,846,124
Total Equity Funds (Cost: $89,043,137)		109,294,327

Fixed-Income Funds 89.7%
Issuer	Shares	Value ($)
High Yield 9.0%
Columbia Income Opportunities Fund, Class I Shares(a)	10,148,993	99,358,642
Total High Yield		99,358,642
Investment Grade 80.7%
Columbia Short Term Bond Fund, Class I Shares(a)	39,832,272	396,729,429
Columbia Total Return Bond Fund, Class I Shares(a)	22,201,461	198,925,088
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	36,866,439	198,710,106
Columbia U.S. Treasury Index Fund, Class I Shares(a)	9,050,066	99,279,224
Total Investment Grade		893,643,847
Total Fixed-Income Funds (Cost: $994,941,761)		993,002,489

Money Market Funds 0.3%
	Shares	Value ($)
JPMorgan U.S. Government Money Market Fund, Agency Shares, (7 day yield of 0.345%)	3,545,380	3,545,380
Total Money Market Funds (Cost: $3,545,380)		3,545,380
Total Investments (Cost $1,087,530,278)		1,105,842,196
Other Assets & Liabilities, Net		1,584,421
Net Assets		$1,107,426,617

Notes to portfolio of investments
(a)	An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2016, are as follows. The aggregate cost and value of these companies at December 31, 2016, was $1,083,984,898 and $1,102,296,816, respectively. Investments in affiliated companies represented 99.60% of the Fund’s total net assets at December 31, 2016.

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain Distributions ($)	Realized Gain (Loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Acorn Fund, Class I Shares	1,397,374	2,625,618	3,318,698	704,294	6,393,601	(9,183,481)	—	10,846,124
Columbia Acorn International, Class I Shares	1,389,031	2,039,433	2,841,410	587,054	367,376	(2,579,022)	250,704	22,173,033
Columbia Acorn Select Fund, Class I Shares	1,752,426	2,979,407	3,993,682	738,151	3,413,645	(6,097,926)	—	10,909,863
Columbia Contrarian Core Fund, Class I Shares	2,628,205	3,553,715	5,215,690	966,230	164,463	5,080,294	229,582	21,720,847
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
68	Columbia Acorn Family of Funds | Annual Report 2016

Portfolio of Investments  (continued)
Columbia Thermostat FundSM, December 31, 2016
Notes to portfolio of investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain Distributions ($)	Realized Gain (Loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Dividend Income Fund, Class I Shares	3,143,436	3,941,800	5,943,267	1,141,969	504,911	6,276,140	976,288	21,857,289
Columbia Income Opportunities Fund, Class I Shares	17,570,413	7,816,796	15,238,216	10,148,993	—	(3,348,293)	5,669,528	99,358,642
Columbia Large Cap Enhanced Core Fund, Class I Shares	1,322,181	1,842,063	2,680,967	483,277	—	3,671,902	490,530	10,878,580
Columbia Select Large Cap Growth Fund, Class I Shares	1,625,974	3,049,934	3,887,145	788,763	2,051,840	(2,497,733)	—	10,908,591
Columbia Short Term Bond Fund, Class I Shares	33,379,127	23,233,899	16,780,754	39,832,272	—	(688,378)	3,635,669	396,729,429
Columbia Total Return Bond Fund, Class I Shares	18,493,046	13,057,342	9,348,927	22,201,461	2,576,077	(525,304)	4,952,232	198,925,088
Columbia U.S. Government Mortgage Fund, Class I Shares	30,509,848	21,973,082	15,616,491	36,866,439	792,017	(45,533)	4,195,278	198,710,106
Columbia U.S. Treasury Index Fund, Class I Shares	—	10,993,291	1,943,225	9,050,066	238,099	(109,319)	837,893	99,279,224
Total of Affiliated Transactions	113,211,061	97,106,380	86,808,472	123,508,969	16,502,029	(10,046,653)	21,237,704	1,102,296,816

(b)	Non-income producing security.
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
•	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose net asset values are published each day.
The Committee is responsible for applying Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	69

Portfolio of Investments  (continued)
Columbia Thermostat FundSM, December 31, 2016
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Equity Funds	109,294,327	—	—	109,294,327
Fixed-Income Funds	993,002,489	—	—	993,002,489
Money Market Funds	3,545,380	—	—	3,545,380
Total Investments	1,105,842,196	—	—	1,105,842,196
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
70	Columbia Acorn Family of Funds | Annual Report 2016

Portfolio of Investments
Columbia Acorn Emerging Markets FundSM, December 31, 2016
(Percentages represent value of investments compared to net assets)
Common Stocks 94.4%
Issuer	Shares	Value ($)
Cambodia 2.2%
NagaCorp Ltd. Casino & Entertainment Complex in Cambodia	4,056,000	2,337,783
Cayman Islands 1.1%
Bitauto Holdings Ltd., ADR(a),(b) Automotive Information Website for Buyers & Dealers	59,444	1,125,869
China 4.8%
51job, Inc., ADR(a) Integrated Human Resource Services	59,912	2,025,025
China Medical System Holdings Ltd. Pharmaceutical & Medical Products	808,000	1,275,657
TravelSky Technology Ltd., Class H Chinese Air Travel Transaction Processor	836,000	1,752,074
Total		5,052,756
Finland 1.3%
Tikkurila OYJ Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe	68,395	1,354,245
Hong Kong 5.0%
Value Partners Group Ltd. Mutual Fund Management	1,450,000	1,145,432
Vitasoy International Holdings Ltd. Hong Kong Soy Food Brand	2,087,000	4,181,526
Total		5,326,958
India 16.9%
Amara Raja Batteries Ltd. Indian Maker of Auto & Industrial Batteries, Mostly for the Replacement Market	233,667	2,990,856
Credit Analysis & Research Ltd. Credit Rating Agency in India	171,000	3,285,472
GRUH Finance Ltd. Rural & Small Town Mortgage & Home Equity Lending in India	463,074	2,198,680
TVS Motor Co., Ltd. Indian Maker of Scooters, Mopeds, Motorcycles & Three-wheelers	449,523	2,380,365
United Breweries Ltd. Indian Brewer	139,000	1,593,919
Zee Entertainment Enterprises Ltd. Indian Programmer of Pay Television Content	821,472	5,467,919
Total		17,917,211
Common Stocks (continued)
Issuer	Shares	Value ($)
Indonesia 9.4%
PT Link Net Tbk Fixed Broadband & CATV Service Provider	8,548,000	3,267,560
PT Matahari Department Store Tbk Department Store Chain in Indonesia	1,500,000	1,679,015
PT Media Nusantara Citra Tbk Media Company in Indonesia	22,500,000	2,918,929
PT Tower Bersama Infrastructure Tbk Communications Towers	5,700,000	2,106,959
Total		9,972,463
Japan 0.7%
Yonex Co., Ltd.(b) Branded Sporting Goods Manufacturer	17,200	798,735
Mexico 7.0%
Grupo Aeroportuario del Centro Norte SAB de CV Northern Mexican Airport Operator	545,000	2,345,932
Hoteles City Express SAB de CV(a) Budget Hotel Operator in Mexico	3,134,000	2,585,254
Qualitas Controladora SAB de CV Auto Insurer in Mexico & Central America	1,766,300	2,500,809
Total		7,431,995
Panama 2.5%
Banco Latinoamericano de Comercio Exterior SA, Class E Latin American Trade Financing House	90,000	2,649,600
Philippines 3.7%
Melco Crown Philippines Resorts Corp.(a) Integrated Resort Operator in Manila	14,293,000	1,084,454
Puregold Price Club, Inc. Supermarket Operator in the Philippines	2,199,000	1,725,139
RFM Corp. Flour, Bread, Pasta & Ice Cream Manufacturer/Distributor in the Philippines	10,970,000	1,124,875
Total		3,934,468
Poland 2.2%
Wawel SA Chocolate & Confectionery Maker in Poland	8,800	2,313,216

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	71

Portfolio of Investments  (continued)
Columbia Acorn Emerging Markets FundSM, December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
South Africa 5.9%
Coronation Fund Managers Ltd. South African Fund Manager	284,552	1,455,498
Famous Brands Ltd. Quick Service Restaurant & Cafe Franchise System in Africa	192,936	2,198,701
Rand Merchant Investment Holdings Ltd. Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	882,911	2,548,533
Total		6,202,732
South Korea 12.7%
Koh Young Technology, Inc. Inspection Systems for Printed Circuit Boards	87,387	3,266,989
Korea Investment Holdings Co., Ltd. Brokerage & Asset Management	80,656	2,795,126
Medy-Tox, Inc. Botulinum Toxin ("Botox") & Dermal Fillers	4,442	1,307,255
Modetour Network, Inc. Travel Services	140,705	3,365,077
Sam Yung Trading Co., Ltd. Ophthalmic lenses	90,103	1,316,792
Yuhan Corp. Pharmaceutical Manufacturing & Distribution	8,150	1,344,847
Total		13,396,086
Spain 1.2%
Prosegur Cia de Seguridad SA, Registered Shares Security Guards	200,000	1,250,549
Sweden 1.5%
Millicom International Cellular SA, SDR Telecoms Operator in Latin America & Africa	37,336	1,595,384
Taiwan 9.7%
Advantech Co., Ltd. Industrial PC & Components	166,988	1,316,783
Largan Precision Co., Ltd. Mobile Device Camera Lenses & Modules	25,000	2,914,035
PChome Online, Inc. Taiwanese E-commerce Company	249,581	2,184,549
Common Stocks (continued)
Issuer	Shares	Value ($)
Silergy Corp. Chinese Provider of Analog & Mixed Digital Integrated Circuits	210,000	2,941,736
Vanguard International Semiconductor Corp. Semiconductor Foundry	517,000	895,845
Total		10,252,948
Thailand 4.0%
Home Product Center PCL, Foreign Registered Shares Home Improvement Retailer	3,838,000	1,090,768
Samui Airport Property Fund Leasehold Thai Airport Operator	4,476,100	3,124,852
Total		4,215,620
Turkey 2.6%
Logo Yazilim Sanayi Ve Ticaret AS(a) Enterprise Resource Planning (ERP) Software for Small-midsized Companies	176,662	2,722,385
Total Common Stocks (Cost: $101,122,033)		99,851,003

Securities Lending Collateral 1.1%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, (7 day yield of 0.450%)(c)	1,161,570	1,161,570
Total Securities Lending Collateral (Cost: $1,161,570)		1,161,570

Money Market Funds 5.8%

JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.445%)	6,153,634	6,153,634
Total Money Market Funds (Cost: $6,153,634)		6,153,634
Total Investments (Cost: $108,437,237)		107,166,207
Obligation to Return Collateral for Securities Loaned		(1,161,570)
Other Assets & Liabilities, Net		(244,238)
Net Assets		$105,760,399

Notes to portfolio of investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $1,122,619.
(c)	Investment made with cash collateral received from securities lending activity.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
72	Columbia Acorn Family of Funds | Annual Report 2016

Portfolio of Investments  (continued)
Columbia Acorn Emerging Markets FundSM, December 31, 2016
Abbreviation Legend
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
•	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Cambodia	—	2,337,783	—	2,337,783
Cayman Islands	1,125,869	—	—	1,125,869
China	2,025,025	3,027,731	—	5,052,756
Finland	—	1,354,245	—	1,354,245
Hong Kong	—	5,326,958	—	5,326,958
India	—	17,917,211	—	17,917,211
Indonesia	—	9,972,463	—	9,972,463
Japan	—	798,735	—	798,735
Mexico	7,431,995	—	—	7,431,995
Panama	2,649,600	—	—	2,649,600
Philippines	—	3,934,468	—	3,934,468
Poland	—	2,313,216	—	2,313,216
South Africa	—	6,202,732	—	6,202,732
South Korea	—	13,396,086	—	13,396,086
Spain	—	1,250,549	—	1,250,549
Sweden	—	1,595,384	—	1,595,384
Taiwan	—	10,252,948	—	10,252,948
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	73

Portfolio of Investments  (continued)
Columbia Acorn Emerging Markets FundSM, December 31, 2016
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Thailand	—	4,215,620	—	4,215,620
Turkey	—	2,722,385	—	2,722,385
Total Common Stocks	13,232,489	86,618,514	—	99,851,003
Securities Lending Collateral	1,161,570	—	—	1,161,570
Money Market Funds	6,153,634	—	—	6,153,634
Total Investments	20,547,693	86,618,514	—	107,166,207
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
There were no transfers of financial assets between levels during the period.
The following table reconciles asset balances for the period ending December 31, 2016, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of December 31, 2015	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers out of Level 3	Balance as of December 31, 2016
Common Stocks
China	4,620,853	(3,958,938)	1,779,426	630,060	(3,071,400)	-	-	-
The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.
Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company’s capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities or indices and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
74	Columbia Acorn Family of Funds | Annual Report 2016

Portfolio of Investments
Columbia Acorn European FundSM, December 31, 2016
(Percentages represent value of investments compared to net assets)
Common Stocks 97.3%
Issuer	Shares	Value ($)
Belgium 1.3%
Melexis NV Analog & Custom Integrated Circuit Designer	9,217	617,550
Denmark 5.0%
SimCorp AS Software for Investment Managers	29,125	1,419,444
William Demant Holding AS(a) Manufacture & Distribution of Hearing Aids & Diagnostic Equipment	52,898	919,770
Total		2,339,214
Finland 8.0%
Konecranes OYJ Manufacture & Service of Industrial Cranes & Port Handling Equipment	13,961	496,433
Munksjo OYJ Specialty Paper Maker	56,522	940,067
Munksjo OYJ(b) Specialty Paper Maker	68,560	1,136,320
Tikkurila OYJ Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe	57,748	1,143,431
Total		3,716,251
France 6.4%
Akka Technologies Engineering Consultancy	36,969	1,347,641
Elior Group(c) Contract Caterer & Travel Concessionary	39,663	906,838
Eurofins Scientific SE Food, Pharmaceuticals & Materials Screening & Testing	1,710	729,013
Total		2,983,492
Germany 14.3%
AURELIUS Equity Opportunities SE & Co. KGaA European Turnaround Investor	20,200	1,181,034
Deutsche Beteiligungs AG Private Equity Investment Management	14,500	469,166
Fielmann AG Retail Optician Chain	7,724	509,725
MTU Aero Engines AG Airplane Engine Components & Services	9,170	1,057,758
Norma Group SE Clamps for Automotive & Industrial Applications	18,000	766,738
Rational AG Commercial Ovens	1,080	481,672
Stroeer SE & Co. KGaA(d) Out of Home & Online Advertising	12,323	540,142
Common Stocks (continued)
Issuer	Shares	Value ($)
Wirecard AG(d) Online Payment Processing & Risk Management	37,435	1,606,243
Total		6,612,478
Italy 3.5%
Brembo SpA High Performance Auto Braking Systems Supplier	10,622	642,922
Industria Macchine Automatiche SpA Food & Drugs Packaging & Machinery	16,424	995,831
Total		1,638,753
Malta 3.8%
Kindred Group PLC European Online Gaming Operator	189,040	1,775,116
Netherlands 3.8%
Aalberts Industries NV Flow Control & Heat Treatment	30,701	996,023
Gemalto NV Digital Security Solutions	13,475	779,011
Total		1,775,034
Norway 2.4%
Atea ASA Nordic IT Hardware/Software Reseller & Integrator	118,307	1,089,175
Poland 1.7%
Wawel SA Chocolate & Confectionery Maker in Poland	2,919	767,304
Spain 5.5%
Bolsas y Mercados Españoles SHMSF SA Spanish Stock Markets	16,000	471,503
Distribuidora Internacional de Alimentacion SA Discount Retailer in Spain & Latin America	101,155	496,733
Prosegur Cia de Seguridad SA, Registered Shares Security Guards	156,990	981,619
Viscofan SA Sausage Casings Maker	11,867	585,241
Total		2,535,096

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	75

Portfolio of Investments  (continued)
Columbia Acorn European FundSM, December 31, 2016
Common Stocks (continued)
Issuer	Shares	Value ($)
Sweden 8.2%
Byggmax Group AB Nordic Discount DIY Retail Chain	77,000	532,457
Recipharm AB, B Shares(d) Contract Development Manufacturing Organization	84,554	1,122,981
Sweco AB, Class B Engineering Consultants	59,867	1,184,119
Trelleborg AB, Class B Manufacturer of Sealing, Dampening & Protective Solutions for Industry	47,952	943,713
Total		3,783,270
Switzerland 4.2%
Inficon Holding AG Gas Detection Instruments	1,339	482,582
Partners Group Holding AG(d) Private Markets Asset Management	3,077	1,442,107
Total		1,924,689
Turkey 1.2%
Logo Yazilim Sanayi Ve Ticaret AS(a) Enterprise Resource Planning (ERP) Software for Small-midsized Companies	35,730	550,604
United Kingdom 28.0%
Abcam PLC Online Sales of Antibodies	92,474	873,057
Assura PLC UK Primary Health Care Property REIT	1,039,724	734,144
Big Yellow Group PLC UK Self Storage	90,309	765,334
Connect Group PLC Newspaper & Magazine Distributor	440,355	828,964
Croda International PLC Oleo-chemicals & Industrial Chemicals	14,411	566,778
Domino’s Pizza Group PLC Pizza Delivery in the UK, Ireland & Switzerland	160,000	710,034
DS Smith PLC Packaging	95,000	477,051
Halma PLC Health & Safety Sensor Technology	126,231	1,396,554
Hastings Group Holdings PLC(c) General Insurance Provider	267,297	813,659
Common Stocks (continued)
Issuer	Shares	Value ($)
LivaNova PLC(a) Neuromodulation & Cardiac Devices	13,451	604,892
Ocado Group PLC(a),(d) Online Grocery Retailer	168,528	548,520
Polypipe Group PLC Manufacturer of Plastic Piping & Fittings	84,385	336,843
Rentokil Initial PLC Pest Control, Washroom & Workwear Service Provider	355,932	973,752
Rightmove PLC Internet Real Estate Listings	26,655	1,280,410
Shaftesbury PLC London Prime Retail REIT	94,669	1,059,886
Spirax-Sarco Engineering PLC Steam Systems & Pumps for Manufacturing & Process Industries	5,359	275,798
WH Smith PLC Newsprint, Books & General Stationery Retailer	39,357	754,112
Total		12,999,788
Total Common Stocks (Cost: $39,782,127)		45,107,814

Securities Lending Collateral 6.8%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, (7 day yield of 0.450%)(e)	3,133,401	3,133,401
Total Securities Lending Collateral (Cost: $3,133,401)		3,133,401

Money Market Funds 2.2%

JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.445%)	1,010,059	1,010,059
Total Money Market Funds (Cost: $1,010,059)		1,010,059
Total Investments (Cost: $43,925,587)		49,251,274
Obligation to Return Collateral for Securities Loaned		(3,133,401)
Other Assets & Liabilities, Net		234,440
Net Assets		$46,352,313

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
76	Columbia Acorn Family of Funds | Annual Report 2016

Portfolio of Investments  (continued)
Columbia Acorn European FundSM, December 31, 2016
Notes to portfolio of investments
(a)	Non-income producing security.
(b)	Security is traded on a Swedish exchange.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2016, the value of these securities amounted to $1,720,497 or 3.71% of net assets.
(d)	All or a portion of this security was on loan at December 31, 2016. The total market value of securities on loan at December 31, 2016 was $3,019,078.
(e)	Investment made with cash collateral received from securities lending activity.
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
•	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2016:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Belgium	—	617,550	—	617,550
Denmark	—	2,339,214	—	2,339,214
Finland	—	3,716,251	—	3,716,251
France	—	2,983,492	—	2,983,492
Germany	—	6,612,478	—	6,612,478
Italy	—	1,638,753	—	1,638,753
Malta	—	1,775,116	—	1,775,116
Netherlands	—	1,775,034	—	1,775,034
Norway	—	1,089,175	—	1,089,175
Poland	—	767,304	—	767,304
Spain	—	2,535,096	—	2,535,096
Sweden	—	3,783,270	—	3,783,270
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	77

Portfolio of Investments  (continued)
Columbia Acorn European FundSM, December 31, 2016
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Switzerland	—	1,924,689	—	1,924,689
Turkey	—	550,604	—	550,604
United Kingdom	604,892	12,394,896	—	12,999,788
Total Common Stocks	604,892	44,502,922	—	45,107,814
Securities Lending Collateral	3,133,401	—	—	3,133,401
Money Market Funds	1,010,059	—	—	1,010,059
Total Investments	4,748,352	44,502,922	—	49,251,274
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
78	Columbia Acorn Family of Funds | Annual Report 2016

Statement of Assets and Liabilities
December 31, 2016
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Assets
Investments, at cost
Unaffiliated issuers, at cost	$3,392,477,409	$3,951,461,669	$482,686,794	$89,185,569
Affiliated issuers, at cost	96,668,256	—	—	—
Total investments, at cost	3,489,145,665	3,951,461,669	482,686,794	89,185,569
Investments, at value
Unaffiliated issuers, at value (including securities on loan: $99,397,696, 162,723,470, 14,865,804 and 5,209,652, respectively)	4,805,683,002	4,814,787,186	668,005,247	104,636,049
Affiliated issuers, at value	98,413,616	—	—	—
Total investments, at value	4,904,096,618	4,814,787,186	668,005,247	104,636,049
Foreign currency (identified cost $—, 291,610, — and 101, respectively)	—	292,228	—	98
Receivable for:
Investments sold	49,264,526	26,436,444	14,859,818	591,987
Capital shares sold	2,815,608	32,272,348	267,305	346,759
Dividends	2,437,087	4,659,846	221,571	85,659
Securities lending income	445,518	179,376	59,527	1,438
Foreign tax reclaims	—	3,339,524	1,840	92,641
Expense reimbursement due from Investment Manager	—	668	—	1,632
Prepaid expenses	103,017	103,904	12,318	1,991
Trustees’ deferred compensation plan	3,719,222	1,502,703	336,601	—
Total assets	4,962,881,596	4,883,574,227	683,764,227	105,758,254
Liabilities
Due upon return of securities on loan	101,389,775	169,508,371	15,336,080	5,444,661
Payable for:
Investments purchased	7,535,033	2,383,263	19,356,443	741
Capital shares purchased	20,581,656	55,979,574	4,869,728	160,786
Foreign capital gains taxes deferred	—	—	—	11,163
Investment advisory fee	88,860	97,931	15,891	2,441
Distribution and/or service fees	14,773	5,796	887	257
Transfer agent fees	442,675	479,657	158,038	9,644
Administration fees	6,220	5,970	831	128
Trustees’ fees	18,738	16,132	2,414	68,780
Chief compliance officer expenses	7,442	7,238	924	149
Other expenses	343,446	649,426	65,965	47,931
Trustees’ deferred compensation plan	3,719,222	1,502,703	336,601	—
Total liabilities	134,147,840	230,636,061	40,143,802	5,746,681
Net assets applicable to outstanding capital stock	$4,828,733,756	$4,652,938,166	$643,620,425	$100,011,573
Represented by
Paid in capital	3,258,575,063	3,825,982,026	440,965,383	99,365,722
Undistributed (excess of distributions over) net investment income	(3,783,993)	30,644,829	(324,258)	(76,287)
Accumulated net realized gain (loss)	158,991,733	(66,698,586)	17,660,847	(14,710,654)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,413,205,593	863,325,517	185,318,453	15,450,480
Investments - affiliated issuers	1,745,360	—	—	—
Foreign currency translations	—	(315,620)	—	(6,526)
Foreign capital gains tax	—	—	—	(11,162)
Total - representing net assets applicable to outstanding capital stock	$4,828,733,756	$4,652,938,166	$643,620,425	$100,011,573
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	79

Statement of Assets and Liabilities  (continued)
December 31, 2016
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Class A
Net assets	$931,460,422	$576,235,048	$80,720,701	$20,164,911
Shares outstanding	69,749,177	15,281,929	5,398,822	944,091
Net asset value per share(a)	$13.35	$37.71	$14.95	$21.36
Maximum offering price per share(b)	$14.16	$40.01	$15.86	$22.66
Class B
Net assets	$—	$487,201	$—	$—
Shares outstanding	—	13,390	—	—
Net asset value per share(a)	$—	$36.38 (c)	$—	$—
Class C
Net assets	$302,119,041	$64,547,718	$12,087,505	$4,345,711
Shares outstanding	36,228,372	1,783,961	1,202,907	217,383
Net asset value per share(a)	$8.34	$36.18	$10.05	$19.99
Class I
Net assets	$10,848,523	$22,176,859	$1,227	$1,991
Shares outstanding	704,360	587,108	70	92
Net asset value per share(d)	$15.40	$37.77	$17.47 (c)	$21.60 (c)
Class R
Net assets	$—	$4,636,888	$—	$—
Shares outstanding	—	122,954	—	—
Net asset value per share(d)	$—	$37.71	$—	$—
Class R4
Net assets	$33,378,072	$101,988,046	$6,172,231	$1,105,881
Shares outstanding	2,107,978	2,681,934	344,163	50,792
Net asset value per share(d)	$15.83	$38.03	$17.93	$21.77
Class R5
Net assets	$45,474,651	$286,786,286	$13,763,575	$440,246
Shares outstanding	2,853,094	7,603,302	763,818	20,232
Net asset value per share(d)	$15.94	$37.72	$18.02	$21.76
Class Y
Net assets	$79,518,124	$239,732,607	$38,136,274	$322,112
Shares outstanding	4,958,843	6,305,081	2,102,808	14,817
Net asset value per share(d)	$16.04	$38.02	$18.14	$21.74
Class Z
Net assets	$3,425,934,923	$3,356,347,513	$492,738,912	$73,630,721
Shares outstanding	224,057,497	88,931,956	28,648,315	3,406,482
Net asset value per share(d)	$15.29	$37.74	$17.20	$21.61

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	On sales of $50,000 or more the offering price is reduced.
(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(d)	Redemption price per share is equal to net asset value.
The accompanying Notes to Financial Statements are an integral part of this statement.
80	Columbia Acorn Family of Funds | Annual Report 2016

Statement of Assets and Liabilities  (continued)
December 31, 2016
	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Assets
Investments, at cost
Unaffiliated issuers, at cost	$258,458,354	$3,545,380	$108,437,237	$43,925,587
Affiliated issuers, at cost	—	1,083,984,898	—	—
Total investments, at cost	258,458,354	1,087,530,278	108,437,237	43,925,587
Investments, at value
Unaffiliated issuers, at value (including securities on loan: $—, —, 1,122,619 and 3,019,078, respectively)	308,381,686	3,545,380	107,166,207	49,251,274
Affiliated issuers, at value	—	1,102,296,816	—	—
Total investments, at value	308,381,686	1,105,842,196	107,166,207	49,251,274
Foreign currency (identified cost $—, —, 19,437 and 1,713, respectively)	—	—	19,417	1,713
Receivable for:
Investments sold	4,452,507	1,985,474	209,823	247,376
Capital shares sold	348,179	1,994,669	235,624	29,905
Dividends	168,302	1,818,936	124,704	31,005
Securities lending income	—	—	1,364	3,853
Foreign tax reclaims	—	—	11,641	53,140
Expense reimbursement due from Investment Manager	—	185	—	166
Prepaid expenses	6,087	20,866	2,879	1,058
Trustees’ deferred compensation plan	312,273	—	—	—
Other assets	—	—	—	564
Total assets	313,669,034	1,111,662,326	107,771,659	49,620,054
Liabilities
Due upon return of securities on loan	—	—	1,161,570	3,133,401
Payable for:
Investments purchased	2,312,792	1,818,936	8,928	2,884
Capital shares purchased	2,561,282	2,103,016	705,271	78,394
Foreign capital gains taxes deferred	—	—	8,189	—
Investment advisory fee	5,534	3,025	3,569	1,503
Distribution and/or service fees	1,585	11,987	759	371
Transfer agent fees	31,371	77,932	17,078	5,446
Administration fees	398	1,414	135	59
Trustees’ fees	991	145,059	33,262	5,892
Chief compliance officer expenses	482	1,647	198	73
Other expenses	53,342	72,693	72,301	39,718
Trustees’ deferred compensation plan	312,273	—	—	—
Total liabilities	5,280,050	4,235,709	2,011,260	3,267,741
Net assets applicable to outstanding capital stock	$308,388,984	$1,107,426,617	$105,760,399	$46,352,313
Represented by
Paid in capital	233,632,934	1,074,719,113	194,758,807	50,910,235
Undistributed (excess of distributions over) net investment income	(319,341)	13,506,415	(1,216,803)	55,698
Accumulated net realized gain (loss)	25,152,059	889,171	(86,502,687)	(9,933,418)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	49,923,332	—	(1,271,030)	5,325,687
Investments - affiliated issuers	—	18,311,918	—	—
Foreign currency translations	—	—	301	(5,889)
Foreign capital gains tax	—	—	(8,189)	—
Total - representing net assets applicable to outstanding capital stock	$308,388,984	$1,107,426,617	$105,760,399	$46,352,313
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	81

Statement of Assets and Liabilities  (continued)
December 31, 2016
	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Class A
Net assets	$119,363,900	$398,781,216	$49,141,319	$26,269,210
Shares outstanding	9,088,588	27,318,309	4,993,861	1,860,959
Net asset value per share(a)	$13.13	$14.60	$9.84	$14.12
Maximum offering price per share(b)	$13.93	$15.49	$10.44	$14.98
Class C
Net assets	$27,524,105	$338,930,080	$15,534,318	$7,111,743
Shares outstanding	2,984,526	23,182,042	1,585,299	508,304
Net asset value per share(a)	$9.22	$14.62	$9.80	$13.99
Class I
Net assets	$10,910,817	$—	$2,023	$2,434
Shares outstanding	738,244	—	205	173
Net asset value per share(c)	$14.78	$—	$9.86 (d)	$14.10 (d)
Class R4
Net assets	$852,802	$15,663,916	$1,305,802	$362,286
Shares outstanding	56,362	1,082,257	131,658	25,555
Net asset value per share(c)	$15.13	$14.47	$9.92	$14.18
Class R5
Net assets	$1,035,650	$12,023,710	$806,494	$1,262,050
Shares outstanding	68,153	829,969	81,355	88,592
Net asset value per share(c)	$15.20	$14.49	$9.91	$14.25
Class Y
Net assets	$4,388,668	$398,823	$1,863	$—
Shares outstanding	286,665	27,573	190	—
Net asset value per share(c)	$15.31	$14.46	$9.82 (d)	$—
Class Z
Net assets	$144,313,042	$341,628,872	$38,968,580	$11,344,590
Shares outstanding	9,867,482	23,724,749	3,954,722	803,832
Net asset value per share(c)	$14.63	$14.40	$9.85	$14.11

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	On sales of $50,000 or more the offering price is reduced.
(c)	Redemption price per share is equal to net asset value.
(d)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
82	Columbia Acorn Family of Funds | Annual Report 2016

Statement of Operations
Year Ended December 31, 2016
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Net investment income
Income:
Dividends — unaffiliated issuers	$49,703,992	$125,725,867	$5,377,935	$2,205,449
Dividends — affiliated issuers	—	1,686,164	—	—
Interest	234	788	—	14
Income from securities lending — net	1,715,074	7,283,923	256,279	201,738
Foreign taxes withheld	(115,876)	(12,766,598)	(45,243)	(213,970)
Total income	51,303,424	121,930,144	5,588,971	2,193,231
Expenses:
Investment advisory fee	38,178,766	43,794,854	6,082,827	1,037,789
Distribution and/or service fees
Class A	2,756,099	1,741,815	209,739	61,049
Class B	1,617	7,065	17	14
Class C	3,661,493	779,367	143,160	47,144
Class R	—	23,533	—	—
Transfer agent fees
Class A	1,023,375	946,818	121,406	34,701
Class B	1,688	5,577	141	37
Class C	289,948	95,479	16,753	7,409
Class R	—	8,082	—	—
Class R4	47,723	618,756	11,501	1,737
Class R5	27,296	152,871	12,005	439
Class Z	2,490,169	3,840,756	741,274	91,413
Administration fees	2,629,907	2,626,696	311,930	51,760
Trustees’ fees	499,834	485,915	58,777	9,793
Custodian fees	64,606	962,099	20,319	—
Printing and postage fees	505,070	756,143	71,682	31,043
Registration fees	140,910	169,093	98,705	93,665
Audit fees	106,593	205,746	38,874	51,636
Legal fees	914,988	958,878	111,877	18,091
Line of credit interest expense	1,516	—	—	—
Chief compliance officer expenses	655,297	652,365	83,331	12,916
Other	—	183,394	40,088	—
Total expenses	53,996,895	59,015,302	8,174,406	1,550,636
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(297,187)	—	(85,117)
Total net expenses	53,996,895	58,718,115	8,174,406	1,465,519
Net investment income (loss)	(2,693,471)	63,212,029	(2,585,435)	727,712
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,607,174,198	25,614,402	184,943,364	407,103
Investments — affiliated issuers	(83,229,370)	(40,493,220)	(1,922,691)	—
Foreign currency translations	(17,346)	91,225	—	(251)
Futures contracts	(13,079,023)	—	(9,714,342)	—
Net realized gain (loss)	1,510,848,459	(14,787,593)	173,306,331	406,852
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,014,702,901)	(220,426,452)	(117,922,044)	(736,932)
Investments — affiliated issuers	(12,165,324)	48,595,971	1,467,113	—
Foreign currency translations	2,210	(83,633)	—	16,479
Futures contracts	(4,292,591)	—	(465,285)	—
Foreign capital gains tax	—	—	—	(6,775)
Net change in unrealized appreciation (depreciation)	(1,031,158,606)	(171,914,114)	(116,920,216)	(727,228)
Net realized and unrealized gain (loss)	479,689,853	(186,701,707)	56,386,115	(320,376)
Net increase (decrease) in net assets resulting from operations	$476,996,382	$(123,489,678)	$53,800,680	$407,336
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	83

Statement of Operations  (continued)
Year Ended December 31, 2016
	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Net investment income
Income:
Dividends — unaffiliated issuers	$3,101,943	$7,948	$3,065,864	$1,668,499
Dividends — affiliated issuers	—	21,237,704	—	—
Interest	—	—	55	—
Income from securities lending — net	5,947	—	23,400	122,374
Foreign taxes withheld	(5,800)	—	(322,610)	(165,460)
Total income	3,102,090	21,245,652	2,766,709	1,625,413
Expenses:
Investment advisory fee	2,950,183	1,125,392	1,943,701	692,765
Distribution and/or service fees
Class A	319,978	992,344	177,219	88,422
Class B	413	399	—	—
Class C	299,201	3,625,487	195,306	73,973
Transfer agent fees
Class A	160,214	292,173	103,623	41,367
Class B	508	248	—	—
Class C	33,954	254,525	30,077	8,954
Class R4	1,183	13,348	3,098	648
Class R5	546	5,674	2,205	786
Class Z	164,580	222,233	100,255	13,343
Administration fees	158,617	514,594	77,335	26,595
Trustees’ fees	29,085	89,172	15,937	4,832
Custodian fees	6,316	1,586	128,049	43,380
Printing and postage fees	71,488	142,213	42,085	27,619
Registration fees	96,358	132,245	87,893	75,893
Audit fees	38,874	22,799	69,295	38,484
Legal fees	54,669	178,399	28,047	10,046
Line of credit interest expense	—	—	335	—
Chief compliance officer expenses	37,793	112,684	25,146	6,188
Other	8,759	92,985	31,983	22,946
Total expenses	4,432,719	7,818,500	3,061,589	1,176,241
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(694,365)	(388,322)	(9,954)	(141,465)
Total net expenses	3,738,354	7,430,178	3,051,635	1,034,776
Net investment income (loss)	(636,264)	13,815,474	(284,926)	590,637
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	51,362,650	—	(47,941,233)	(4,563,222)
Investments — affiliated issuers	—	(10,046,653)	—	—
Capital gain distributions from underlying affiliated funds	—	16,502,029	—	—
Foreign currency translations	(3,316)	—	(96,973)	(16,086)
Futures contracts	—	—	2,440,126	—
Net realized gain (loss)	51,359,334	6,455,376	(45,598,080)	(4,579,308)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(13,695,183)	—	36,309,650	1,960,873
Investments — affiliated issuers	—	27,501,996	—	—
Foreign currency translations	(1,531)	—	1,227	(188)
Foreign capital gains tax	—	—	(8,189)	—
Net change in unrealized appreciation (depreciation)	(13,696,714)	27,501,996	36,302,688	1,960,685
Net realized and unrealized gain (loss)	37,662,620	33,957,372	(9,295,392)	(2,618,623)
Net increase (decrease) in net assets resulting from operations	$37,026,356	$47,772,846	$(9,580,318)	$(2,027,986)
The accompanying Notes to Financial Statements are an integral part of this statement.
84	Columbia Acorn Family of Funds | Annual Report 2016

Statement of Changes in Net Assets
	Columbia Acorn® Fund		Columbia Acorn International®
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income (loss)	$(2,693,471)	$(26,090,948)	$63,212,029	$88,208,011
Net realized gain (loss)	1,510,848,459	4,728,265,616	(14,787,593)	303,613,317
Net change in unrealized appreciation (depreciation)	(1,031,158,606)	(4,643,167,054)	(171,914,114)	(481,357,534)
Net increase (decrease) in net assets resulting from operations	476,996,382	59,007,614	(123,489,678)	(89,536,206)
Distributions to shareholders
Net investment income
Class A	—	—	(2,294,349)	(8,205,224)
Class B	—	—	—	(1,139)
Class C	—	—	—	(181,949)
Class I	—	—	(250,719)	(739,480)
Class R	—	—	(1,758)	(28,701)
Class R4	—	—	(643,271)	(5,718,822)
Class R5	—	—	(2,042,254)	(4,463,810)
Class Y	—	—	(1,616,789)	(3,895,860)
Class Z	—	—	(22,632,732)	(61,075,291)
Net realized gains
Class A	(355,213,879)	(686,509,674)	(4,791,671)	(33,019,639)
Class B	—	(1,036,254)	(6,422)	(98,847)
Class C	(162,765,900)	(272,289,441)	(553,766)	(3,721,075)
Class I	(6,394,000)	(10,763,307)	(367,390)	(1,983,081)
Class R	—	—	(30,861)	(184,807)
Class R4	(10,648,130)	(27,922,528)	(3,192,056)	(18,460,175)
Class R5	(15,236,759)	(38,850,876)	(2,010,528)	(13,614,854)
Class Y	(25,706,160)	(55,761,205)	(1,662,627)	(10,490,604)
Class Z	(1,202,301,687)	(2,491,951,313)	(27,548,483)	(189,765,735)
Total distributions to shareholders	(1,778,266,515)	(3,585,084,598)	(69,645,676)	(355,649,093)
Decrease in net assets from capital stock activity	(1,063,279,983)	(5,215,215,169)	(1,887,104,246)	(555,115,070)
Total decrease in net assets	(2,364,550,116)	(8,741,292,153)	(2,080,239,600)	(1,000,300,369)
Net assets at beginning of year	7,193,283,872	15,934,576,025	6,733,177,766	7,733,478,135
Net assets at end of year	$4,828,733,756	$7,193,283,872	$4,652,938,166	$6,733,177,766
Undistributed (excess of distributions over) net investment income	$(3,783,993)	$(3,776,255)	$30,644,829	$(35,935,510)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	85

Statement of Changes in Net Assets   (continued)
	Columbia Acorn USA®		Columbia Acorn International SelectSM
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income (loss)	$(2,585,435)	$(5,534,984)	$727,712	$2,055,038
Net realized gain	173,306,331	349,086,609	406,852	1,724,919
Net change in unrealized appreciation (depreciation)	(116,920,216)	(348,828,350)	(727,228)	(4,516,259)
Net increase (decrease) in net assets resulting from operations	53,800,680	(5,276,725)	407,336	(736,302)
Distributions to shareholders
Net investment income
Class A	—	—	(128,440)	(736,335)
Class B	—	—	—	(522)
Class C	—	—	—	(42,697)
Class I	—	—	(21)	(46)
Class R4	—	—	(10,361)	(20,748)
Class R5	—	—	(4,257)	(80,237)
Class Y	—	—	(3,239)	(55,291)
Class Z	—	—	(688,337)	(2,757,476)
Net realized gains
Class A	(32,380,146)	(31,255,985)	—	—
Class B	—	(16,747)	—	—
Class C	(6,855,670)	(7,350,636)	—	—
Class I	(535)	(598)	—	—
Class R4	(2,636,761)	(2,417,938)	—	—
Class R5	(6,082,950)	(7,965,886)	—	—
Class Y	(13,772,136)	(11,343,762)	—	—
Class Z	(176,812,357)	(239,084,391)	—	—
Return of capital
Class A	—	—	(21,491)	(11,066)
Class B	—	—	—	(45)
Class C	—	—	—	(1,883)
Class I	—	—	(2)	(1)
Class R4	—	—	(1,231)	(255)
Class R5	—	—	(474)	(924)
Class Y	—	—	(333)	(2,370)
Class Z	—	—	(79,155)	(36,925)
Total distributions to shareholders	(238,540,555)	(299,435,943)	(937,341)	(3,746,821)
Decrease in net assets from capital stock activity	(129,621,627)	(134,521,692)	(38,779,298)	(109,148,980)
Proceeds from regulatory settlements	—	—	—	33,279
Total decrease in net assets	(314,361,502)	(439,234,360)	(39,309,303)	(113,598,824)
Net assets at beginning of year	957,981,927	1,397,216,287	139,320,876	252,919,700
Net assets at end of year	$643,620,425	$957,981,927	$100,011,573	$139,320,876
Undistributed (excess of distributions over) net investment income	$(324,258)	$2,786	$(76,287)	$(65,144)
The accompanying Notes to Financial Statements are an integral part of this statement.
86	Columbia Acorn Family of Funds | Annual Report 2016

Statement of Changes in Net Assets   (continued)
	Columbia Acorn SelectSM		Columbia Thermostat FundSM
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income (loss)	$(636,264)	$(1,864,930)	$13,815,474	$19,698,061
Net realized gain	51,359,334	146,992,096	6,455,376	26,208,927
Net change in unrealized appreciation (depreciation)	(13,696,714)	(142,798,808)	27,501,996	(45,495,635)
Net increase in net assets resulting from operations	37,026,356	2,328,358	47,772,846	411,353
Distributions to shareholders
Net investment income
Class A	—	—	(2,065,216)	(7,632,819)
Class B	—	—	—	(5,291)
Class C	—	—	(1,254,586)	(4,362,350)
Class R4	—	—	(116,893)	(414,095)
Class R5	—	—	(93,729)	(130,360)
Class Y	—	—	(3,227)	(7,982)
Class Z	—	—	(2,661,104)	(7,332,645)
Net realized gains
Class A	(20,956,929)	(62,803,525)	(7,330,165)	(8,171,921)
Class B	—	(166,590)	—	(18,462)
Class C	(6,613,573)	(16,611,457)	(6,807,442)	(7,171,479)
Class I	(3,413,863)	(8,765,892)	—	—
Class R4	(137,648)	(363,113)	(270,622)	(420,695)
Class R5	(169,378)	(483,970)	(227,023)	(87,538)
Class Y	(675,691)	(1,604,075)	(6,939)	(6,396)
Class Z	(23,230,145)	(73,806,494)	(6,421,250)	(6,594,710)
Total distributions to shareholders	(55,197,227)	(164,605,116)	(27,258,196)	(42,356,743)
Decrease in net assets from capital stock activity	(72,642,815)	(105,097,358)	(15,113,859)	(116,441,845)
Total increase (decrease) in net assets	(90,813,686)	(267,374,116)	5,400,791	(158,387,235)
Net assets at beginning of year	399,202,670	666,576,786	1,102,025,826	1,260,413,061
Net assets at end of year	$308,388,984	$399,202,670	$1,107,426,617	$1,102,025,826
Undistributed (excess of distributions over) net investment income	$(319,341)	$(328,292)	$13,506,415	$3,632,187
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	87

Statement of Changes in Net Assets   (continued)
	Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations
Net investment income (loss)	$(284,926)	$3,811,610	$590,637	$361,772
Net realized loss	(45,598,080)	(24,300,516)	(4,579,308)	(2,562,808)
Net change in unrealized appreciation (depreciation)	36,302,688	(54,447,576)	1,960,685	2,934,381
Net increase (decrease) in net assets resulting from operations	(9,580,318)	(74,936,482)	(2,027,986)	733,345
Distributions to shareholders
Net investment income
Class A	(194,500)	(1,341,423)	(259,174)	(485,566)
Class C	—	(140,907)	(14,070)	(6,023)
Class I	(15)	(39)	(29)	(41)
Class R4	(9,157)	(65,129)	(4,237)	(11,283)
Class R5	(6,632)	(215,834)	(14,327)	(30,715)
Class Y	(14)	(38)	—	—
Class Z	(333,824)	(2,691,733)	(127,499)	(213,540)
Return of capital
Class A	(199,268)	(67,571)	—	—
Class C	—	(17,434)	—	—
Class I	(8)	(1)	—	—
Class R4	(5,302)	(5,437)	—	—
Class R5	(3,262)	(8,955)	—	—
Class Y	(7)	(1)	—	—
Class Z	(196,472)	(104,559)	—	—
Total distributions to shareholders	(948,461)	(4,659,061)	(419,336)	(747,168)
Increase (decrease) in net assets from capital stock activity	(159,031,334)	(127,419,052)	(13,086,756)	25,267,406
Total increase (decrease) in net assets	(169,560,113)	(207,014,595)	(15,534,078)	25,253,583
Net assets at beginning of year	275,320,512	482,335,107	61,886,391	36,632,808
Net assets at end of year	$105,760,399	$275,320,512	$46,352,313	$61,886,391
Undistributed (excess of distributions over) net investment income	$(1,216,803)	$(322,301)	$55,698	$(196,240)
The accompanying Notes to Financial Statements are an integral part of this statement.
88	Columbia Acorn Family of Funds | Annual Report 2016

Statement of Changes in Net Assets   (continued)
	Columbia Acorn® Fund				Columbia Acorn International®
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	4,853,520	75,803,085	6,733,437	174,900,524	1,974,708	75,655,038	3,850,541	162,684,349
Distributions reinvested	22,814,791	328,819,766	33,406,680	637,395,152	175,532	6,887,710	997,927	40,031,526
Redemptions	(36,704,218)	(594,559,320)	(50,291,120)	(1,430,796,125)	(7,659,549)	(295,352,503)	(6,766,388)	(282,908,269)
Net decrease	(9,035,907)	(189,936,469)	(10,151,003)	(618,500,449)	(5,509,309)	(212,809,755)	(1,917,920)	(80,192,394)
Class B
Distributions reinvested	—	—	63,442	980,657	166	6,407	2,547	101,400
Redemptions	(93,870)	(1,194,420)	(241,010)	(5,952,788)	(29,829)	(1,084,349)	(120,833)	(4,964,593)
Net decrease	(93,870)	(1,194,420)	(177,568)	(4,972,131)	(29,663)	(1,077,942)	(118,286)	(4,863,193)
Class C
Subscriptions	2,850,481	28,830,261	3,327,736	56,969,500	88,146	3,250,023	262,906	10,738,058
Distributions reinvested	15,224,608	142,292,662	16,310,940	233,591,330	12,938	497,985	90,497	3,513,911
Redemptions	(16,527,105)	(189,293,788)	(14,910,753)	(328,691,291)	(670,819)	(24,917,914)	(579,254)	(23,313,955)
Net increase (decrease)	1,547,984	(18,170,865)	4,727,923	(38,130,461)	(569,735)	(21,169,906)	(225,851)	(9,061,986)
Class I
Subscriptions	2,241,456	40,012,558	1,198,874	37,441,664	2,023,643	76,814,214	1,994,133	84,152,189
Distributions reinvested	384,162	6,393,601	528,459	10,762,488	15,790	618,080	68,257	2,722,446
Redemptions	(3,318,699)	(60,309,700)	(1,209,267)	(37,821,638)	(2,841,410)	(108,946,434)	(1,602,514)	(67,063,363)
Net increase (decrease)	(693,081)	(13,903,541)	518,066	10,382,514	(801,977)	(31,514,140)	459,876	19,811,272
Class R
Subscriptions	—	—	—	—	42,672	1,642,911	42,773	1,781,071
Distributions reinvested	—	—	—	—	704	28,080	4,738	189,988
Redemptions	—	—	—	—	(46,971)	(1,810,491)	(54,390)	(2,268,431)
Net decrease	—	—	—	—	(3,595)	(139,500)	(6,879)	(297,372)
Class R4
Subscriptions	495,492	9,093,680	1,294,282	41,454,333	2,310,115	89,193,756	3,958,217	168,556,060
Distributions reinvested	568,047	9,572,736	1,141,383	26,538,222	95,799	3,833,333	598,103	24,099,699
Redemptions	(1,492,520)	(27,409,512)	(7,603,327)	(246,875,440)	(12,076,499)	(488,580,771)	(2,304,606)	(96,973,701)
Net increase (decrease)	(428,981)	(8,743,096)	(5,167,662)	(178,882,885)	(9,670,585)	(395,553,682)	2,251,714	95,682,058
Class R5
Subscriptions	904,623	16,475,579	1,667,147	54,491,036	2,366,752	90,215,384	2,779,508	117,463,579
Distributions reinvested	896,900	15,226,488	1,754,796	38,794,589	103,055	4,001,510	446,370	17,910,363
Redemptions	(2,784,189)	(50,798,909)	(13,665,627)	(434,966,772)	(3,057,775)	(116,417,523)	(4,574,960)	(191,668,981)
Net decrease	(982,666)	(19,096,842)	(10,243,684)	(341,681,147)	(587,968)	(22,200,629)	(1,349,082)	(56,295,039)
Class Y
Subscriptions	631,619	11,532,036	1,179,273	36,748,801	1,867,415	72,910,693	3,320,852	141,178,249
Distributions reinvested	1,502,317	25,706,160	2,581,951	55,761,205	83,697	3,278,372	358,119	14,382,629
Redemptions	(3,702,598)	(70,187,193)	(8,850,384)	(289,533,536)	(3,723,583)	(138,860,801)	(955,967)	(40,252,596)
Net increase (decrease)	(1,568,662)	(32,948,997)	(5,089,160)	(197,023,530)	(1,772,471)	(62,671,736)	2,723,004	115,308,282
Class Z
Subscriptions	12,510,656	225,203,283	18,745,346	544,389,234	10,938,039	423,737,709	12,874,531	545,406,592
Distributions reinvested	65,323,103	1,066,953,832	99,426,548	2,072,475,933	1,012,550	39,453,071	4,784,539	191,876,849
Redemptions	(115,579,393)	(2,071,442,868)	(211,292,321)	(6,463,272,247)	(41,785,744)	(1,603,157,736)	(32,736,392)	(1,372,490,139)
Net decrease	(37,745,634)	(779,285,753)	(93,120,427)	(3,846,407,080)	(29,835,155)	(1,139,966,956)	(15,077,322)	(635,206,698)
Total net decrease	(49,000,817)	(1,063,279,983)	(118,703,515)	(5,215,215,169)	(48,780,458)	(1,887,104,246)	(13,260,746)	(555,115,070)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	89

Statement of Changes in Net Assets   (continued)
	Columbia Acorn USA®				Columbia Acorn International SelectSM
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	570,239	10,137,511	446,799	12,442,691	144,898	3,073,366	315,553	7,109,433
Distributions reinvested	1,919,989	30,640,598	1,394,063	29,525,556	6,931	145,542	33,425	729,830
Redemptions	(1,785,208)	(32,134,125)	(2,231,122)	(62,632,427)	(791,209)	(16,621,178)	(1,189,717)	(26,641,940)
Net increase (decrease)	705,020	8,643,984	(390,260)	(20,664,180)	(639,380)	(13,402,270)	(840,739)	(18,802,677)
Class B
Distributions reinvested	—	—	979	18,478	—	—	145	3,044
Redemptions	(1,541)	(21,538)	(8,693)	(214,967)	(984)	(18,165)	(16,329)	(342,841)
Net decrease	(1,541)	(21,538)	(7,714)	(196,489)	(984)	(18,165)	(16,184)	(339,797)
Class C
Subscriptions	117,283	1,391,102	92,994	1,973,916	14,021	278,937	26,260	547,068
Distributions reinvested	573,317	6,404,572	401,417	6,862,553	—	—	2,092	41,842
Redemptions	(566,118)	(7,483,741)	(876,405)	(20,683,050)	(66,643)	(1,312,570)	(150,553)	(3,102,184)
Net increase (decrease)	124,482	311,933	(381,994)	(11,846,581)	(52,622)	(1,033,633)	(122,201)	(2,513,274)
Class R4
Subscriptions	182,950	4,045,095	230,470	7,383,504	37,828	786,212	16,419	375,431
Distributions reinvested	139,452	2,636,761	101,221	2,417,938	541	11,569	945	20,953
Redemptions	(338,183)	(6,985,619)	(222,569)	(6,906,266)	(28,908)	(628,248)	(19,415)	(437,431)
Net increase (decrease)	(15,781)	(303,763)	109,122	2,895,176	9,461	169,533	(2,051)	(41,047)
Class R5
Subscriptions	204,798	4,201,531	206,312	6,662,313	6,007	129,000	176,316	4,024,111
Distributions reinvested	314,491	6,082,419	332,383	7,965,293	220	4,710	3,656	80,764
Redemptions	(939,630)	(19,229,210)	(511,388)	(16,334,571)	(90,410)	(1,874,479)	(191,151)	(4,219,124)
Net increase (decrease)	(420,341)	(8,945,260)	27,307	(1,706,965)	(84,183)	(1,740,769)	(11,179)	(114,249)
Class Y
Subscriptions	160,115	3,363,597	386,715	12,436,567	9,194	207,948	221,884	5,050,810
Distributions reinvested	722,739	13,771,606	479,575	11,343,169	166	3,550	2,474	57,614
Redemptions	(591,947)	(11,971,994)	(172,401)	(5,465,477)	(24,953)	(526,808)	(718,353)	(16,103,000)
Net increase (decrease)	290,907	5,163,209	693,889	18,314,259	(15,593)	(315,310)	(493,995)	(10,994,576)
Class Z
Subscriptions	2,044,441	42,076,329	3,763,553	116,284,123	496,718	10,632,273	465,219	10,515,929
Distributions reinvested	9,206,155	166,971,786	9,392,001	216,649,809	25,779	547,806	76,982	1,699,575
Redemptions	(17,240,685)	(343,518,307)	(15,006,327)	(454,250,844)	(1,578,100)	(33,618,763)	(3,963,435)	(88,558,864)
Net decrease	(5,990,089)	(134,470,192)	(1,850,773)	(121,316,912)	(1,055,603)	(22,438,684)	(3,421,234)	(76,343,360)
Total net decrease	(5,307,343)	(129,621,627)	(1,800,423)	(134,521,692)	(1,838,904)	(38,779,298)	(4,907,583)	(109,148,980)
The accompanying Notes to Financial Statements are an integral part of this statement.
90	Columbia Acorn Family of Funds | Annual Report 2016

Statement of Changes in Net Assets   (continued)
	Columbia Acorn SelectSM				Columbia Thermostat FundSM
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	504,342	6,690,492	909,174	16,532,728	8,041,017	116,448,340	5,851,778	86,714,257
Distributions reinvested	1,437,616	19,010,001	3,674,508	57,876,468	598,148	8,686,416	982,225	14,298,982
Redemptions	(3,388,242)	(45,317,466)	(6,612,989)	(129,581,359)	(8,433,395)	(122,528,839)	(10,018,194)	(148,233,887)
Net increase (decrease)	(1,446,284)	(19,616,973)	(2,029,307)	(55,172,163)	205,770	2,605,917	(3,184,191)	(47,220,648)
Class B
Distributions reinvested	—	—	13,401	169,957	—	—	1,746	25,841
Redemptions	(26,947)	(277,346)	(42,677)	(737,583)	(20,546)	(294,082)	(63,415)	(939,051)
Net decrease	(26,947)	(277,346)	(29,276)	(567,626)	(20,546)	(294,082)	(61,669)	(913,210)
Class C
Subscriptions	247,884	2,349,868	382,060	4,700,279	3,516,437	51,108,804	4,088,021	60,530,214
Distributions reinvested	573,270	5,430,627	1,164,079	13,758,410	433,622	6,322,208	607,884	8,934,025
Redemptions	(1,129,045)	(11,022,448)	(1,000,597)	(15,566,161)	(6,071,444)	(88,504,045)	(6,421,982)	(95,550,794)
Net increase (decrease)	(307,891)	(3,241,953)	545,542	2,892,528	(2,121,385)	(31,073,033)	(1,726,077)	(26,086,555)
Class I
Subscriptions	2,747,662	39,487,939	2,004,428	43,166,378	—	—	—	—
Distributions reinvested	231,745	3,413,645	528,929	8,765,223	—	—	—	—
Redemptions	(3,993,682)	(59,895,103)	(1,617,045)	(34,630,444)	—	—	—	—
Net increase (decrease)	(1,014,275)	(16,993,519)	916,312	17,301,157	—	—	—	—
Class R4
Subscriptions	20,875	314,488	17,318	391,188	628,375	9,077,683	658,898	9,737,619
Distributions reinvested	9,104	137,648	21,008	363,113	26,865	387,442	57,808	834,675
Redemptions	(32,975)	(491,350)	(31,405)	(653,792)	(803,020)	(11,457,488)	(1,074,830)	(15,839,006)
Net increase (decrease)	(2,996)	(39,214)	6,921	100,509	(147,780)	(1,992,363)	(358,124)	(5,266,712)
Class R5
Subscriptions	34,905	518,997	59,903	1,367,998	641,667	9,116,272	247,793	3,638,685
Distributions reinvested	11,146	169,161	27,179	483,307	22,173	319,988	15,133	217,898
Redemptions	(35,794)	(532,564)	(498,817)	(11,631,849)	(264,332)	(3,843,375)	(72,101)	(1,059,811)
Net increase (decrease)	10,257	155,594	(411,735)	(9,780,544)	399,508	5,592,885	190,825	2,796,772
Class Y
Subscriptions	86,025	1,305,072	135,278	3,036,144	4,847	70,136	31,010	451,230
Distributions reinvested	44,223	675,474	94,278	1,603,413	701	10,096	991	14,270
Redemptions	(162,905)	(2,480,014)	(69,617)	(1,511,253)	(2,796)	(40,341)	(34,405)	(504,325)
Net increase (decrease)	(32,657)	(499,468)	159,939	3,128,304	2,752	39,891	(2,404)	(38,825)
Class Z
Subscriptions	573,558	8,420,465	737,164	14,738,554	7,615,049	109,081,660	6,272,816	91,578,896
Distributions reinvested	1,406,945	20,616,589	3,661,677	61,844,603	426,415	6,116,187	659,729	9,468,573
Redemptions	(4,164,970)	(61,166,990)	(6,642,121)	(139,582,680)	(7,344,820)	(105,190,921)	(9,607,125)	(140,760,136)
Net increase (decrease)	(2,184,467)	(32,129,936)	(2,243,280)	(62,999,523)	696,644	10,006,926	(2,674,580)	(39,712,667)
Total net decrease	(5,005,260)	(72,642,815)	(3,084,884)	(105,097,358)	(985,037)	(15,113,859)	(7,816,220)	(116,441,845)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2016	91

Statement of Changes in Net Assets   (continued)
	Columbia Acorn Emerging Markets FundSM				Columbia Acorn European FundSM
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	511,014	5,151,768	1,020,306	12,073,817	614,988	8,800,628	1,928,835	29,232,277
Distributions reinvested	38,980	390,579	137,596	1,402,102	18,095	259,128	31,377	477,264
Redemptions	(4,201,955)	(43,044,856)	(5,165,530)	(59,731,096)	(1,508,418)	(21,629,960)	(695,460)	(10,345,904)
Net increase (decrease)	(3,651,961)	(37,502,509)	(4,007,628)	(46,255,177)	(875,335)	(12,570,204)	1,264,752	19,363,637
Class C
Subscriptions	87,820	876,756	131,810	1,573,003	189,633	2,692,628	233,273	3,486,085
Distributions reinvested	—	—	15,055	152,813	926	14,070	407	6,019
Redemptions	(752,453)	(7,590,091)	(1,153,597)	(13,305,273)	(175,620)	(2,481,569)	(100,084)	(1,478,139)
Net increase (decrease)	(664,633)	(6,713,335)	(1,006,732)	(11,579,457)	14,939	225,129	133,596	2,013,965
Class I
Distributions reinvested	2	23	4	40	2	29	3	41
Net increase	2	23	4	40	2	29	3	41
Class R4
Subscriptions	48,605	497,849	97,765	1,210,590	6,570	97,107	78,479	1,189,747
Distributions reinvested	1,429	14,438	6,867	70,526	296	4,213	726	11,246
Redemptions	(253,438)	(2,611,137)	(975,288)	(11,090,725)	(8,873)	(126,268)	(72,632)	(1,109,125)
Net increase (decrease)	(203,404)	(2,098,850)	(870,656)	(9,809,609)	(2,007)	(24,948)	6,573	91,868
Class R5
Subscriptions	79,534	799,097	420,340	4,899,598	13,780	200,355	43,183	661,788
Distributions reinvested	966	9,749	21,708	222,723	997	14,301	2,003	30,678
Redemptions	(1,224,039)	(12,729,815)	(748,449)	(8,484,365)	(68,695)	(1,011,199)	(15,534)	(232,666)
Net increase (decrease)	(1,143,539)	(11,920,969)	(306,401)	(3,362,044)	(53,918)	(796,543)	29,652	459,800
Class Z
Subscriptions	1,761,120	18,169,951	2,978,393	35,528,290	767,402	10,950,673	595,443	9,065,450
Distributions reinvested	50,737	508,887	268,573	2,739,444	8,898	126,581	13,964	212,045
Redemptions	(12,253,429)	(119,474,532)	(8,078,655)	(94,680,539)	(770,123)	(10,997,473)	(404,473)	(5,939,400)
Net increase (decrease)	(10,441,572)	(100,795,694)	(4,831,689)	(56,412,805)	6,177	79,781	204,934	3,338,095
Total net increase (decrease)	(16,105,107)	(159,031,334)	(11,023,102)	(127,419,052)	(910,142)	(13,086,756)	1,639,510	25,267,406
The accompanying Notes to Financial Statements are an integral part of this statement.
92	Columbia Acorn Family of Funds | Annual Report 2016

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Columbia Acorn Family of Funds | Annual Report 2016	93

Financial Highlights
Columbia Acorn® Fund
The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
12/31/2016	$17.63	(0.03)	1.73	1.70	—	(5.98)
12/31/2015	$30.30	(0.12)	(0.27) (c)	(0.39)	—	(12.28)
12/31/2014	$35.78	(0.08)	0.21	0.13	—	(5.61)
12/31/2013	$29.36	(0.06)	8.84	8.78	(0.04)	(2.32)
12/31/2012	$26.63	0.08	4.53	4.61	(0.06)	(1.82)
Class C
12/31/2016	$13.16	(0.11)	1.27	1.16	—	(5.98)
12/31/2015	$25.92	(0.27)	(0.21) (c)	(0.48)	—	(12.28)
12/31/2014	$31.64	(0.28)	0.17	(0.11)	—	(5.61)
12/31/2013	$26.34	(0.26)	7.88	7.62	—	(2.32)
12/31/2012	$24.18	(0.12)	4.10	3.98	—	(1.82)
Class I
12/31/2016	$19.43	0.02	1.93	1.95	—	(5.98)
12/31/2015	$32.03	(0.01)	(0.31) (c)	(0.32)	—	(12.28)
12/31/2014	$37.37	0.05	0.22	0.27	—	(5.61)
12/31/2013	$30.47	0.06	9.20	9.26	(0.04)	(2.32)
12/31/2012	$27.57	0.26	4.62	4.88	(0.16)	(1.82)
Class R4
12/31/2016	$19.84	0.00	1.97	1.97	—	(5.98)
12/31/2015	$32.51	(0.07)	(0.32) (c)	(0.39)	—	(12.28)
12/31/2014	$37.88	0.02	0.22	0.24	—	(5.61)
12/31/2013	$30.90	0.06	9.29	9.35	(0.05)	(2.32)
12/31/2012 (e)	$30.59	0.05	1.84	1.89	(0.12)	(1.46)
Class R5
12/31/2016	$19.92	0.01	1.99	2.00	—	(5.98)
12/31/2015	$32.55	(0.04)	(0.31) (c)	(0.35)	—	(12.28)
12/31/2014	$37.89	0.04	0.23	0.27	—	(5.61)
12/31/2013	$30.88	0.07	9.30	9.37	(0.04)	(2.32)
12/31/2012 (g)	$30.59	0.06	1.83	1.89	(0.14)	(1.46)
Class Y
12/31/2016	$20.00	0.02	2.00	2.02	—	(5.98)
12/31/2015	$32.61	(0.02)	(0.31) (c)	(0.33)	—	(12.28)
12/31/2014	$37.93	0.05	0.24	0.29	—	(5.61)
12/31/2013	$30.90	0.09	9.31	9.40	(0.05)	(2.32)
12/31/2012 (h)	$30.62	0.09	1.80	1.89	(0.15)	(1.46)
The accompanying Notes to Financial Statements are an integral part of this statement.
94	Columbia Acorn Family of Funds | Annual Report 2016

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(5.98)	$13.35	10.06%	1.10% (b)	1.10% (b)	(0.21%)	85%	$931,460
(12.28)	$17.63	(1.87%)	1.08%	1.08%	(0.39%)	21%	$1,388,893
(5.61)	$30.30	0.55%	1.08%	1.08%	(0.22%)	17%	$2,694,610
(2.36)	$35.78	30.53%	1.07%	1.07%	(0.17%)	18%	$3,869,734
(1.88)	$29.36	17.62%	1.06%	1.06% (d)	0.27%	16%	$3,233,494

(5.98)	$8.34	9.29%	1.84% (b)	1.84% (b)	(0.95%)	85%	$302,119
(12.28)	$13.16	(2.57%)	1.80%	1.80%	(1.11%)	21%	$456,348
(5.61)	$25.92	(0.16%)	1.77%	1.77%	(0.92%)	17%	$776,370
(2.32)	$31.64	29.58%	1.78%	1.78%	(0.88%)	18%	$938,644
(1.82)	$26.34	16.77%	1.80%	1.80% (d)	(0.46%)	16%	$756,709

(5.98)	$15.40	10.44%	0.76% (b)	0.76% (b)	0.12%	85%	$10,849
(12.28)	$19.43	(1.53%)	0.73%	0.73%	(0.02%)	21%	$27,151
(5.61)	$32.03	0.91%	0.70%	0.70%	0.14%	17%	$28,164
(2.36)	$37.37	30.99%	0.70%	0.70%	0.16%	18%	$20,383
(1.98)	$30.47	18.02%	0.72%	0.72% (d)	0.86%	16%	$58,652

(5.98)	$15.83	10.32%	0.89% (b)	0.89% (b)	—	85%	$33,378
(12.28)	$19.84	(1.75%)	0.89%	0.89%	(0.23%)	21%	$50,335
(5.61)	$32.51	0.81%	0.84%	0.84%	0.05%	17%	$250,457
(2.37)	$37.88	30.85%	0.80%	0.80%	0.16%	18%	$74,188
(1.58)	$30.90	6.31%	0.87% (f)	0.86% (d),(f)	1.24% (f)	16%	$17

(5.98)	$15.94	10.43%	0.81% (b)	0.81% (b)	0.08%	85%	$45,475
(12.28)	$19.92	(1.60%)	0.77%	0.77%	(0.11%)	21%	$76,412
(5.61)	$32.55	0.89%	0.76%	0.76%	0.10%	17%	$458,223
(2.36)	$37.89	30.94%	0.75%	0.75%	0.20%	18%	$496,906
(1.60)	$30.88	6.33%	0.82% (f)	0.81% (d),(f)	1.29% (f)	16%	$3

(5.98)	$16.04	10.50%	0.76% (b)	0.76% (b)	0.12%	85%	$79,518
(12.28)	$20.00	(1.54%)	0.73%	0.73%	(0.06%)	21%	$130,546
(5.61)	$32.61	0.94%	0.70%	0.70%	0.13%	17%	$378,780
(2.37)	$37.93	30.99%	0.70%	0.70%	0.26%	18%	$1,227,891
(1.61)	$30.90	6.34%	0.75% (f)	0.75% (d),(f)	2.21% (f)	16%	$67,012
Columbia Acorn Family of Funds | Annual Report 2016	95

Financial Highlights  (continued)
Columbia Acorn® Fund
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
12/31/2016	$19.34	0.01	1.92	1.93	—	(5.98)
12/31/2015	$31.95	(0.04)	(0.29) (c)	(0.33)	—	(12.28)
12/31/2014	$37.32	0.02	0.22	0.24	—	(5.61)
12/31/2013	$30.45	0.04	9.19	9.23	(0.04)	(2.32)
12/31/2012	$27.56	0.17	4.69	4.86	(0.15)	(1.82)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Ratios include line of credit interest expense which is less than 0.01%.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(h)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
96	Columbia Acorn Family of Funds | Annual Report 2016

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(5.98)	$15.29	10.39%	0.82% (b)	0.82% (b)	0.07%	85%	$3,425,935
(12.28)	$19.34	(1.57%)	0.80%	0.80%	(0.11%)	21%	$5,062,313
(5.61)	$31.95	0.82%	0.79%	0.79%	0.07%	17%	$11,340,770
(2.36)	$37.32	30.90%	0.78%	0.78%	0.12%	18%	$14,703,948
(1.97)	$30.45	17.93%	0.78%	0.78% (d)	0.57%	16%	$13,374,355
Columbia Acorn Family of Funds | Annual Report 2016	97

Financial Highlights
Columbia Acorn International®
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
12/31/2016	$39.08	0.35	(1.31)	(0.96)	(0.15)	(0.26)
12/31/2015	$41.68	0.39	(1.02)	(0.63)	(0.40)	(1.57)
12/31/2014	$46.63	0.42	(2.51)	(2.09)	(0.55)	(2.31)
12/31/2013	$40.79	0.45	8.37	8.82	(1.05)	(1.93)
12/31/2012	$34.15	0.47	6.75	7.22	(0.58)	—
Class B
12/31/2016	$37.80	0.07	(1.23)	(1.16)	—	(0.26)
12/31/2015	$40.38	0.02	(1.01)	(0.99)	(0.02)	(1.57)
12/31/2014	$45.24	0.07	(2.42)	(2.35)	(0.20)	(2.31)
12/31/2013	$39.67	0.12	8.10	8.22	(0.72)	(1.93)
12/31/2012	$33.17	0.19	6.55	6.74	(0.24)	—
Class C
12/31/2016	$37.65	0.05	(1.26)	(1.21)	—	(0.26)
12/31/2015	$40.20	0.07	(0.97)	(0.90)	(0.08)	(1.57)
12/31/2014	$45.04	0.07	(2.40)	(2.33)	(0.20)	(2.31)
12/31/2013	$39.50	0.10	8.08	8.18	(0.71)	(1.93)
12/31/2012	$33.03	0.18	6.52	6.70	(0.23)	—
Class I
12/31/2016	$39.15	0.45	(1.29)	(0.84)	(0.28)	(0.26)
12/31/2015	$41.76	0.52	(1.00)	(0.48)	(0.56)	(1.57)
12/31/2014	$46.71	0.59	(2.51)	(1.92)	(0.72)	(2.31)
12/31/2013	$40.86	0.66	8.34	9.00	(1.22)	(1.93)
12/31/2012	$34.33	0.57	6.83	7.40	(0.87)	—
Class R
12/31/2016	$39.07	0.21	(1.30)	(1.09)	(0.01)	(0.26)
12/31/2015	$41.67	0.23	(1.02)	(0.79)	(0.24)	(1.57)
12/31/2014	$46.60	0.24	(2.50)	(2.26)	(0.36)	(2.31)
12/31/2013	$40.79	0.26	8.36	8.62	(0.88)	(1.93)
12/31/2012	$34.11	0.21	6.89	7.10	(0.42)	—
Class R4
12/31/2016	$39.41	0.48	(1.38)	(0.90)	(0.22)	(0.26)
12/31/2015	$42.02	0.47	(1.03)	(0.56)	(0.48)	(1.57)
12/31/2014	$46.99	0.50	(2.52)	(2.02)	(0.64)	(2.31)
12/31/2013	$41.08	0.34	8.67	9.01	(1.17)	(1.93)
12/31/2012 (e)	$39.86	(0.00) (c)	1.81	1.81	(0.59)	—
Class R5
12/31/2016	$39.10	0.44	(1.30)	(0.86)	(0.26)	(0.26)
12/31/2015	$41.71	0.54	(1.05)	(0.51)	(0.53)	(1.57)
12/31/2014	$46.66	0.57	(2.51)	(1.94)	(0.70)	(2.31)
12/31/2013	$40.81	0.63	8.34	8.97	(1.19)	(1.93)
12/31/2012	$34.31	0.75	6.62	7.37	(0.87)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
98	Columbia Acorn Family of Funds | Annual Report 2016

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.41)	—	$37.71	(2.51%) (b)	1.27%	1.23%	0.90%	46%	$576,235
(1.97)	—	$39.08	(1.59%) (b)	1.28%	1.24%	0.93%	50%	$812,479
(2.86)	—	$41.68	(4.58%) (b)	1.26%	1.22%	0.91%	28%	$946,553
(2.98)	—	$46.63	22.00% (b)	1.27%	1.23%	1.02%	45%	$1,089,263
(0.58)	0.00 (c)	$40.79	21.21% (b)	1.28%	1.24% (d)	1.22%	33%	$1,007,236

(0.26)	—	$36.38	(3.11%) (b)	2.22%	1.91%	0.18%	46%	$487
(1.59)	—	$37.80	(2.53%) (b)	2.17%	2.14%	0.05%	50%	$1,628
(2.51)	—	$40.38	(5.29%) (b)	2.00%	1.97%	0.16%	28%	$6,516
(2.65)	—	$45.24	21.08% (b)	2.00%	1.97%	0.27%	45%	$13,218
(0.24)	0.00 (c)	$39.67	20.33% (b)	2.00%	1.97% (d)	0.51%	33%	$17,910

(0.26)	—	$36.18	(3.26%) (b)	2.01%	1.99%	0.13%	46%	$64,548
(1.65)	—	$37.65	(2.33%) (b)	2.01%	1.99%	0.18%	50%	$88,606
(2.51)	—	$40.20	(5.27%) (b)	1.99%	1.97%	0.16%	28%	$103,691
(2.64)	—	$45.04	21.07% (b)	2.01%	1.99%	0.23%	45%	$110,875
(0.23)	0.00 (c)	$39.50	20.31% (b)	2.02%	2.00% (d)	0.48%	33%	$92,748

(0.54)	—	$37.77	(2.18%)	0.88%	0.88%	1.18%	46%	$22,177
(2.13)	—	$39.15	(1.23%)	0.88%	0.88%	1.23%	50%	$54,382
(3.03)	—	$41.76	(4.20%)	0.85%	0.85%	1.26%	28%	$38,804
(3.15)	—	$46.71	22.43%	0.85%	0.85%	1.49%	45%	$29,418
(0.87)	0.00 (c)	$40.86	21.69%	0.88%	0.88% (d)	1.48%	33%	$97,484

(0.27)	—	$37.71	(2.82%)	1.55%	1.55%	0.55%	46%	$4,637
(1.81)	—	$39.07	(1.98%)	1.62%	1.62%	0.54%	50%	$4,945
(2.67)	—	$41.67	(4.95%)	1.63%	1.63%	0.52%	28%	$5,560
(2.81)	—	$46.60	21.50%	1.63%	1.63%	0.58%	45%	$5,822
(0.42)	0.00 (c)	$40.79	20.83%	1.52%	1.51% (d)	0.54%	33%	$2,799

(0.48)	—	$38.03	(2.32%)	1.05%	1.05%	1.22%	46%	$101,988
(2.05)	—	$39.41	(1.41%)	1.06%	1.06%	1.10%	50%	$486,763
(2.95)	—	$42.02	(4.39%)	1.04%	1.04%	1.07%	28%	$424,425
(3.10)	—	$46.99	22.32%	1.03%	1.03%	0.73%	45%	$355,616
(0.59)	—	$41.08	4.57%	1.03% (f)	1.02% (d),(f)	(0.02%) (f)	33%	$15

(0.52)	—	$37.72	(2.23%)	0.93%	0.93%	1.15%	46%	$286,786
(2.10)	—	$39.10	(1.29%)	0.92%	0.92%	1.26%	50%	$320,252
(3.01)	—	$41.71	(4.25%)	0.90%	0.90%	1.23%	28%	$397,882
(3.12)	—	$46.66	22.38%	0.91%	0.91%	1.40%	45%	$274,415
(0.87)	0.00 (c)	$40.81	21.61%	0.89%	0.89% (d)	1.99%	33%	$242
Columbia Acorn Family of Funds | Annual Report 2016	99

Financial Highlights  (continued)
Columbia Acorn International®
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Y
12/31/2016	$39.41	0.47	(1.32)	(0.85)	(0.28)	(0.26)
12/31/2015	$42.02	0.53	(1.01)	(0.48)	(0.56)	(1.57)
12/31/2014	$46.99	0.58	(2.52)	(1.94)	(0.72)	(2.31)
12/31/2013	$41.08	0.57	8.48	9.05	(1.21)	(1.93)
12/31/2012 (g)	$39.90	0.04	1.78	1.82	(0.64)	—
Class Z
12/31/2016	$39.12	0.44	(1.32)	(0.88)	(0.24)	(0.26)
12/31/2015	$41.73	0.51	(1.03)	(0.52)	(0.52)	(1.57)
12/31/2014	$46.68	0.56	(2.51)	(1.95)	(0.69)	(2.31)
12/31/2013	$40.84	0.58	8.38	8.96	(1.19)	(1.93)
12/31/2012	$34.31	0.59	6.78	7.37	(0.84)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(c)	Rounds to zero.
(d)	The benefits derived from custody fees paid indirectly had an impact of 0.01%.
(e)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
100	Columbia Acorn Family of Funds | Annual Report 2016

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.54)	—	$38.02	(2.19%)	0.88%	0.88%	1.20%	46%	$239,733
(2.13)	—	$39.41	(1.23%)	0.88%	0.88%	1.26%	50%	$318,326
(3.03)	—	$42.02	(4.21%)	0.85%	0.85%	1.25%	28%	$225,012
(3.14)	—	$46.99	22.44%	0.86%	0.86%	1.26%	45%	$155,140
(0.64)	—	$41.08	4.59%	0.91% (f)	0.90% (f)	0.75% (f)	33%	$30,856

(0.50)	—	$37.74	(2.28%)	0.98%	0.98%	1.13%	46%	$3,356,348
(2.09)	—	$39.12	(1.33%)	0.97%	0.97%	1.21%	50%	$4,645,797
(3.00)	—	$41.73	(4.28%)	0.93%	0.93%	1.20%	28%	$5,585,035
(3.12)	—	$46.68	22.33%	0.93%	0.93%	1.30%	45%	$6,293,552
(0.84)	0.00 (c)	$40.84	21.60%	0.93%	0.93% (d)	1.53%	33%	$5,494,506
Columbia Acorn Family of Funds | Annual Report 2016	101

Financial Highlights
Columbia Acorn USA®
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
12/31/2016	$20.25	(0.11)	2.43	2.32	—	(7.62)
12/31/2015	$29.13	(0.18)	(0.18) (b)	(0.36)	—	(8.52)
12/31/2014	$34.15	(0.20)	1.22	1.02	—	(6.04)
12/31/2013	$28.21	(0.15)	9.09	8.94	—	(3.00)
12/31/2012	$25.94	0.02	4.73	4.75	(0.11)	(2.37)
Class C
12/31/2016	$16.00	(0.18)	1.85	1.67	—	(7.62)
12/31/2015	$24.98	(0.33)	(0.13) (b)	(0.46)	—	(8.52)
12/31/2014	$30.33	(0.37)	1.06	0.69	—	(6.04)
12/31/2013	$25.49	(0.33)	8.17	7.84	—	(3.00)
12/31/2012	$23.72	(0.16)	4.30	4.14	—	(2.37)
Class I
12/31/2016	$22.40	(0.03)	2.72	2.69	—	(7.62)
12/31/2015	$31.19	(0.07)	(0.20) (b)	(0.27)	—	(8.52)
12/31/2014	$35.99	(0.06)	1.30	1.24	—	(6.04)
12/31/2013	$29.47	(0.02)	9.54	9.52	—	(3.00)
12/31/2012	$27.00	(0.10)	5.16	5.06	(0.22)	(2.37)
Class R4
12/31/2016	$22.85	(0.07)	2.77	2.70	—	(7.62)
12/31/2015	$31.70	(0.13)	(0.20) (b)	(0.33)	—	(8.52)
12/31/2014	$36.55	(0.11)	1.30	1.19	—	(6.04)
12/31/2013	$29.92	0.00 (e)	9.63	9.63	—	(3.00)
12/31/2012 (f)	$30.06	0.06	2.28	2.34	(0.16)	(2.32)
Class R5
12/31/2016	$22.90	(0.06)	2.80	2.74	—	(7.62)
12/31/2015	$31.71	(0.10)	(0.19) (b)	(0.29)	—	(8.52)
12/31/2014	$36.53	(0.06)	1.28	1.22	—	(6.04)
12/31/2013	$29.90	0.02	9.61	9.63	—	(3.00)
12/31/2012 (h)	$30.06	0.07	2.27	2.34	(0.18)	(2.32)
Class Y
12/31/2016	$22.99	(0.04)	2.81	2.77	—	(7.62)
12/31/2015	$31.80	(0.08)	(0.21) (b)	(0.29)	—	(8.52)
12/31/2014	$36.59	(0.07)	1.32	1.25	—	(6.04)
12/31/2013	$29.93	0.02	9.64	9.66	—	(3.00)
12/31/2012 (i)	$30.10	0.07	2.27	2.34	(0.19)	(2.32)
The accompanying Notes to Financial Statements are an integral part of this statement.
102	Columbia Acorn Family of Funds | Annual Report 2016

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(7.62)	$14.95	12.70%	1.41%	1.41%	(0.58%)	98%	$80,721
(8.52)	$20.25	(1.60%)	1.34%	1.34%	(0.63%)	35%	$95,048
(6.04)	$29.13	3.35%	1.33%	1.33%	(0.60%)	12%	$148,089
(3.00)	$34.15	32.34%	1.32%	1.32%	(0.46%)	17%	$201,559
(2.48)	$28.21	18.67%	1.32% (c)	1.32% (c),(d)	0.08%	14%	$152,164

(7.62)	$10.05	11.92%	2.13%	2.13%	(1.31%)	98%	$12,088
(8.52)	$16.00	(2.28%)	2.02%	2.02%	(1.32%)	35%	$17,255
(6.04)	$24.98	2.67%	2.00%	2.00%	(1.26%)	12%	$36,476
(3.00)	$30.33	31.47%	2.00%	2.00%	(1.14%)	17%	$40,395
(2.37)	$25.49	17.82%	2.05% (c)	2.05% (c),(d)	(0.61%)	14%	$31,410

(7.62)	$17.47	13.16%	0.98%	0.98%	(0.16%)	98%	$1
(8.52)	$22.40	(1.19%)	0.92%	0.92%	(0.23%)	35%	$2
(6.04)	$31.19	3.80%	0.88%	0.88%	(0.17%)	12%	$2
(3.00)	$35.99	32.93%	0.90%	0.90%	(0.04%)	17%	$4
(2.59)	$29.47	19.10%	0.96%	0.96% (d)	(0.33%)	14%	$3

(7.62)	$17.93	12.93%	1.18%	1.18%	(0.35%)	98%	$6,172
(8.52)	$22.85	(1.36%)	1.12%	1.12%	(0.40%)	35%	$8,224
(6.04)	$31.70	3.60%	1.07%	1.07%	(0.32%)	12%	$7,952
(3.00)	$36.55	32.80%	1.00%	1.00%	0.01%	17%	$6,441
(2.48)	$29.92	8.06%	1.14% (c),(g)	1.14% (c),(d),(g)	1.51% (g)	14%	$15

(7.62)	$18.02	13.09%	1.07%	1.07%	(0.27%)	98%	$13,764
(8.52)	$22.90	(1.23%)	1.01%	1.01%	(0.30%)	35%	$27,112
(6.04)	$31.71	3.68%	0.99%	0.99%	(0.17%)	12%	$36,689
(3.00)	$36.53	32.83%	0.97%	0.97%	0.06%	17%	$6,068
(2.50)	$29.90	8.06%	1.12% (g)	1.12% (d),(g)	1.53% (g)	14%	$2

(7.62)	$18.14	13.18%	1.01%	1.01%	(0.18%)	98%	$38,136
(8.52)	$22.99	(1.23%)	0.97%	0.97%	(0.25%)	35%	$41,658
(6.04)	$31.80	3.76%	0.93%	0.93%	(0.19%)	12%	$35,551
(3.00)	$36.59	32.89%	0.93%	0.93%	0.07%	17%	$48,479
(2.51)	$29.93	8.07%	1.04% (g)	1.04% (d),(g)	1.62% (g)	14%	$2
Columbia Acorn Family of Funds | Annual Report 2016	103

Financial Highlights  (continued)
Columbia Acorn USA®
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
12/31/2016	$22.19	(0.07)	2.70	2.63	—	(7.62)
12/31/2015	$31.03	(0.12)	(0.20) (b)	(0.32)	—	(8.52)
12/31/2014	$35.90	(0.12)	1.29	1.17	—	(6.04)
12/31/2013	$29.45	(0.07)	9.52	9.45	—	(3.00)
12/31/2012	$26.98	0.11	4.92	5.03	(0.19)	(2.37)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(i)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
104	Columbia Acorn Family of Funds | Annual Report 2016

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(7.62)	$17.20	13.00%	1.16%	1.16%	(0.34%)	98%	$492,739
(8.52)	$22.19	(1.36%)	1.10%	1.10%	(0.40%)	35%	$768,658
(6.04)	$31.03	3.61%	1.08%	1.08%	(0.34%)	12%	$1,132,223
(3.00)	$35.90	32.72%	1.06%	1.06%	(0.20%)	17%	$1,496,775
(2.56)	$29.45	18.98%	1.07% (c)	1.07% (c),(d)	0.36%	14%	$1,415,442
Columbia Acorn Family of Funds | Annual Report 2016	105

Financial Highlights
Columbia Acorn International SelectSM
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital
Class A
12/31/2016	$21.33	0.10	0.09 (b)	0.19	(0.14)	—	(0.02)
12/31/2015	$22.04	0.17	(0.45)	(0.28)	(0.42)	—	(0.01)
12/31/2014	$26.91	0.29	(2.17)	(1.88)	(0.10)	(2.89)	—
12/31/2013	$25.61	0.29	3.29	3.58	(0.37)	(1.91)	—
12/31/2012	$24.26	0.39	4.92	5.31	(1.75)	(2.21)	—
Class C
12/31/2016	$19.96	(0.06)	0.09 (b)	0.03	—	—	—
12/31/2015	$20.54	(0.01)	(0.41)	(0.42)	(0.15)	—	(0.01)
12/31/2014	$25.39	0.07	(2.03)	(1.96)	—	(2.89)	—
12/31/2013	$24.28	0.08	3.10	3.18	(0.16)	(1.91)	—
12/31/2012	$23.17	0.18	4.67	4.85	(1.53)	(2.21)	—
Class I
12/31/2016	$21.57	0.18	0.10 (b)	0.28	(0.23)	—	(0.02)
12/31/2015	$22.29	0.24	(0.45)	(0.21)	(0.50)	—	(0.01)
12/31/2014	$27.19	0.39	(2.20)	(1.81)	(0.20)	(2.89)	—
12/31/2013	$25.85	0.39	3.32	3.71	(0.46)	(1.91)	—
12/31/2012	$24.45	0.51	4.94	5.45	(1.84)	(2.21)	—
Class R4
12/31/2016	$21.74	0.17	0.08 (b)	0.25	(0.20)	—	(0.02)
12/31/2015	$22.45	0.22	(0.44)	(0.22)	(0.48)	—	(0.01)
12/31/2014	$27.36	0.37	(2.22)	(1.85)	(0.17)	(2.89)	—
12/31/2013	$25.99	0.29	3.42	3.71	(0.43)	(1.91)	—
12/31/2012 (l)	$29.98	(0.02)	(0.09) (b)	(0.11)	(1.79)	(2.09)	—
Class R5
12/31/2016	$21.72	0.16	0.11 (b)	0.27	(0.21)	—	(0.02)
12/31/2015	$22.43	0.22	(0.42)	(0.20)	(0.50)	—	(0.01)
12/31/2014	$27.34	0.36	(2.19)	(1.83)	(0.19)	(2.89)	—
12/31/2013	$25.98	0.38	3.35	3.73	(0.46)	(1.91)	—
12/31/2012 (p)	$29.98	(0.02)	(0.09) (b)	(0.11)	(1.80)	(2.09)	—
Class Y
12/31/2016	$21.71	0.16	0.12 (b)	0.28	(0.23)	—	(0.02)
12/31/2015	$22.42	0.28	(0.47)	(0.19)	(0.51)	—	(0.01)
12/31/2014	$27.33	0.40	(2.21)	(1.81)	(0.21)	(2.89)	—
12/31/2013	$25.98	0.11	3.62	3.73	(0.47)	(1.91)	—
12/31/2012 (r)	$29.99	(0.02)	(0.09) (b)	(0.11)	(1.81)	(2.09)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
106	Columbia Acorn Family of Funds | Annual Report 2016

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.16)	—	$21.36	0.90% (c)	1.55% (d)	1.48% (d)	0.49%	49%	$20,165
(0.43)	0.00 (e)	$21.33	(1.30%) (f)	1.55%	1.55%	0.74%	59%	$33,772
(2.99)	—	$22.04	(7.06%)	1.47%	1.47%	1.05%	58%	$53,419
(2.28)	—	$26.91	14.42%	1.47%	1.47%	1.08%	72%	$73,911
(3.96)	—	$25.61	22.05%	1.49% (g)	1.49% (g),(h)	1.43%	63%	$74,167

—	—	$19.99	0.15% (c)	2.31% (i)	2.23% (i)	(0.29%)	49%	$4,346
(0.16)	0.00 (e)	$19.96	(2.05%) (f)	2.32%	2.32%	(0.06%)	59%	$5,390
(2.89)	—	$20.54	(7.80%)	2.23%	2.23%	0.29%	58%	$8,057
(2.07)	—	$25.39	13.52%	2.26%	2.26%	0.32%	72%	$10,311
(3.74)	—	$24.28	21.10%	2.28% (g)	2.27% (g),(h)	0.67%	63%	$9,786

(0.25)	—	$21.60	1.34% (c)	1.12% (j)	1.03% (j)	0.85%	49%	$2
(0.51)	0.00 (e)	$21.57	(0.97%) (f)	1.18%	1.18%	1.05%	59%	$2
(3.09)	—	$22.29	(6.72%)	1.11%	1.11%	1.41%	58%	$2
(2.37)	—	$27.19	14.82%	1.13%	1.13%	1.43%	72%	$3
(4.05)	—	$25.85	22.48%	1.15%	1.14% (h)	1.84%	63%	$2

(0.22)	—	$21.77	1.15% (c)	1.29% (k)	1.21% (k)	0.77%	49%	$1,106
(0.49)	0.00 (e)	$21.74	(1.00%) (f)	1.27%	1.27%	0.97%	59%	$898
(3.06)	—	$22.45	(6.83%)	1.21%	1.21%	1.33%	58%	$974
(2.34)	—	$27.36	14.72%	1.24%	1.24%	1.06%	72%	$417
(3.88)	—	$25.99	(0.27%)	1.30% (g),(m)	1.30% (g),(h),(m)	(0.55%) (m)	63%	$13

(0.23)	—	$21.76	1.25% (c)	1.23% (n)	1.19% (n)	0.76%	49%	$440
(0.51)	0.00 (e)	$21.72	(0.94%) (f)	1.21%	1.21%	0.96%	59%	$2,268
(3.08)	—	$22.43	(6.77%)	1.15%	1.15%	1.30%	58%	$2,593
(2.37)	—	$27.34	14.80% (o)	1.15%	1.15%	1.40%	72%	$956
(3.89)	—	$25.98	(0.27%)	1.29% (m)	1.28% (h),(m)	(0.55%) (m)	63%	$2

(0.25)	—	$21.74	1.29% (c)	1.12% (q)	1.04% (q)	0.74%	49%	$322
(0.52)	0.00 (e)	$21.71	(0.89%) (f)	1.14%	1.14%	1.21%	59%	$660
(3.10)	—	$22.42	(6.71%)	1.09%	1.09%	1.43%	58%	$11,755
(2.38)	—	$27.33	14.82%	1.09%	1.09%	0.40%	72%	$13,318
(3.90)	—	$25.98	(0.25%)	1.21% (m)	1.20% (h),(m)	(0.48%) (m)	63%	$2
Columbia Acorn Family of Funds | Annual Report 2016	107

Financial Highlights  (continued)
Columbia Acorn International SelectSM
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital
Class Z
12/31/2016	$21.58	0.16	0.09 (b)	0.25	(0.20)	—	(0.02)
12/31/2015	$22.30	0.24	(0.46)	(0.22)	(0.49)	—	(0.01)
12/31/2014	$27.20	0.38	(2.21)	(1.83)	(0.18)	(2.89)	—
12/31/2013	$25.86	0.37	3.33	3.70	(0.45)	(1.91)	—
12/31/2012	$24.46	0.49	4.95	5.44	(1.83)	(2.21)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(c)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.06% for Class A. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(e)	Rounds to zero.
(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(g)	Ratios include line of credit interest expense which is less than 0.01%.
(h)	The benefits derived from custody fees paid indirectly had an impact of 0.01%.
(i)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.06% for Class C. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(j)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.07% for Class I. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(k)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.06% for Class R4. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(l)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(m)	Annualized.
(n)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.04% for Class R5. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(o)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(p)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(q)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.09% for Class Y. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(r)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(s)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.06% for Class Z. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
The accompanying Notes to Financial Statements are an integral part of this statement.
108	Columbia Acorn Family of Funds | Annual Report 2016

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.22)	—	$21.61	1.18% (c)	1.26% (s)	1.19% (s)	0.74%	49%	$73,631
(0.50)	0.00 (e)	$21.58	(1.03%) (f)	1.24%	1.24%	1.05%	59%	$96,311
(3.07)	—	$22.30	(6.79%)	1.17%	1.17%	1.36%	58%	$175,764
(2.36)	—	$27.20	14.75%	1.19%	1.19%	1.37%	72%	$256,100
(4.04)	—	$25.86	22.42%	1.20% (g)	1.19% (g),(h)	1.77%	63%	$295,231
Columbia Acorn Family of Funds | Annual Report 2016	109

Financial Highlights
Columbia Acorn SelectSM
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
12/31/2016	$13.94	(0.04)	1.56	1.52	—	(2.33)
12/31/2015	$21.03	(0.09)	0.14	0.05	—	(7.14)
12/31/2014	$25.57	(0.14)	0.64	0.50	—	(5.04)
12/31/2013	$24.72	(0.15)	7.92	7.77	(0.07)	(6.85)
12/31/2012	$22.95	0.03	3.78	3.81	—	(2.04)
Class C
12/31/2016	$10.51	(0.10)	1.14	1.04	—	(2.33)
12/31/2015	$17.69	(0.19)	0.15	(0.04)	—	(7.14)
12/31/2014	$22.46	(0.28)	0.55	0.27	—	(5.04)
12/31/2013	$22.48	(0.32)	7.15	6.83	—	(6.85)
12/31/2012	$21.20	(0.14)	3.46	3.32	—	(2.04)
Class I
12/31/2016	$15.36	0.01	1.74	1.75	—	(2.33)
12/31/2015	$22.38	0.01	0.11	0.12	—	(7.14)
12/31/2014	$26.81	(0.05)	0.66	0.61	—	(5.04)
12/31/2013	$25.63	(0.06)	8.25	8.19	(0.16)	(6.85)
12/31/2012	$23.65	0.23	3.79	4.02	—	(2.04)
Class R4
12/31/2016	$15.69	(0.00) (e)	1.77	1.77	—	(2.33)
12/31/2015	$22.75	(0.04)	0.12	0.08	—	(7.14)
12/31/2014	$27.20	(0.10)	0.69	0.59	—	(5.04)
12/31/2013	$25.92	(0.06)	8.32	8.26	(0.13)	(6.85)
12/31/2012 (f)	$25.91	0.00 (e)	1.52	1.52	—	(1.51)
Class R5
12/31/2016	$15.74	0.01	1.78	1.79	—	(2.33)
12/31/2015	$22.78	(0.08)	0.18	0.10	—	(7.14)
12/31/2014	$27.20	(0.07)	0.69	0.62	—	(5.04)
12/31/2013	$25.93	(0.04)	8.31	8.27	(0.15)	(6.85)
12/31/2012 (h)	$25.91	0.00 (e)	1.53	1.53	—	(1.51)
Class Y
12/31/2016	$15.83	0.02	1.79	1.81	—	(2.33)
12/31/2015	$22.86	0.00 (e)	0.11	0.11	—	(7.14)
12/31/2014	$27.27	(0.06)	0.69	0.63	—	(5.04)
12/31/2013	$25.98	(0.03)	8.34	8.31	(0.17)	(6.85)
12/31/2012 (i)	$25.96	0.01	1.52	1.53	—	(1.51)
The accompanying Notes to Financial Statements are an integral part of this statement.
110	Columbia Acorn Family of Funds | Annual Report 2016

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(2.33)	$13.13	11.54% (b)	1.37%	1.17%	(0.27%)	75%	$119,364
(7.14)	$13.94	(0.73%) (b)	1.35% (c)	1.22% (c)	(0.42%)	55%	$146,864
(5.04)	$21.03	2.17%	1.32%	1.32%	(0.58%)	17%	$264,234
(6.92)	$25.57	33.77%	1.31% (c)	1.31% (c)	(0.54%)	20%	$333,193
(2.04)	$24.72	16.87%	1.31% (c)	1.31% (c),(d)	0.13%	15%	$271,628

(2.33)	$9.22	10.67% (b)	2.11%	1.91%	(1.01%)	75%	$27,524
(7.14)	$10.51	(1.41%) (b)	2.08% (c)	1.95% (c)	(1.15%)	55%	$34,589
(5.04)	$17.69	1.42%	2.04%	2.04%	(1.30%)	17%	$48,591
(6.85)	$22.46	32.85%	2.04% (c)	2.04% (c)	(1.28%)	20%	$61,537
(2.04)	$22.48	15.93%	2.07% (c)	2.06% (c),(d)	(0.59%)	15%	$57,309

(2.33)	$14.78	11.99% (b)	1.00%	0.80%	0.07%	75%	$10,911
(7.14)	$15.36	(0.34%) (b)	0.99% (c)	0.83% (c)	0.06%	55%	$26,917
(5.04)	$22.38	2.49%	0.94%	0.94%	(0.20%)	17%	$18,718
(7.01)	$26.81	34.31%	0.94% (c)	0.94% (c)	(0.21%)	20%	$13,660
(2.04)	$25.63	17.26%	0.96% (c)	0.95% (c),(d)	0.89%	15%	$39,054

(2.33)	$15.13	11.86% (b)	1.13%	0.93%	(0.02%)	75%	$853
(7.14)	$15.69	(0.53%) (b)	1.12% (c)	0.99% (c)	(0.18%)	55%	$932
(5.04)	$22.75	2.39%	1.12%	1.12%	(0.37%)	17%	$1,193
(6.98)	$27.20	34.16%	1.02% (c)	1.02% (c)	(0.20%)	20%	$1,383
(1.51)	$25.92	5.92%	1.07% (g)	1.06% (d),(g)	0.02% (g)	15%	$15

(2.33)	$15.20	11.96% (b)	1.05%	0.85%	0.07%	75%	$1,036
(7.14)	$15.74	(0.44%) (b)	1.02% (c)	0.95% (c)	(0.33%)	55%	$911
(5.04)	$22.78	2.50%	1.00%	1.00%	(0.26%)	17%	$10,697
(7.00)	$27.20	34.21%	0.97% (c)	0.97% (c)	(0.13%)	20%	$11,996
(1.51)	$25.93	5.96%	0.99% (g)	0.99% (d),(g)	0.08% (g)	15%	$3

(2.33)	$15.31	12.02% (b)	1.00%	0.80%	0.10%	75%	$4,389
(7.14)	$15.83	(0.39%) (b)	0.98% (c)	0.85% (c)	0.02%	55%	$5,056
(5.04)	$22.86	2.53%	0.95%	0.95%	(0.22%)	17%	$3,644
(7.02)	$27.27	34.30%	0.93% (c)	0.93% (c)	(0.09%)	20%	$4,847
(1.51)	$25.98	5.94%	0.92% (g)	0.92% (d),(g)	0.15% (g)	15%	$3
Columbia Acorn Family of Funds | Annual Report 2016	111

Financial Highlights  (continued)
Columbia Acorn SelectSM
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
12/31/2016	$15.24	(0.00) (e)	1.72	1.72	—	(2.33)
12/31/2015	$22.28	(0.03)	0.13	0.10	—	(7.14)
12/31/2014	$26.72	(0.08)	0.68	0.60	—	(5.04)
12/31/2013	$25.57	(0.07)	8.21	8.14	(0.14)	(6.85)
12/31/2012	$23.62	0.11	3.88	3.99	—	(2.04)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(i)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
112	Columbia Acorn Family of Funds | Annual Report 2016

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(2.33)	$14.63	11.88% (b)	1.10%	0.90%	(0.02%)	75%	$144,313
(7.14)	$15.24	(0.44%) (b)	1.07% (c)	0.95% (c)	(0.15%)	55%	$183,642
(5.04)	$22.28	2.47%	1.04%	1.04%	(0.30%)	17%	$318,487
(6.99)	$26.72	34.16%	1.02% (c)	1.02% (c)	(0.26%)	20%	$431,990
(2.04)	$25.57	17.15%	1.03% (c)	1.03% (c),(d)	0.40%	15%	$587,678
Columbia Acorn Family of Funds | Annual Report 2016	113

Financial Highlights
Columbia Thermostat FundSM
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
12/31/2016	$14.31	0.20	0.44	0.64	(0.08)	(0.27)
12/31/2015	$14.86	0.27	(0.26)	0.01	(0.28)	(0.28)
12/31/2014	$14.58	0.28	0.49	0.77	(0.28)	(0.21)
12/31/2013	$14.29	0.29	1.00	1.29	(0.25)	(0.75)
12/31/2012	$12.82	0.32	1.39	1.71	(0.24)	—
Class C
12/31/2016	$14.41	0.09	0.44	0.53	(0.05)	(0.27)
12/31/2015	$14.96	0.16	(0.26)	(0.10)	(0.17)	(0.28)
12/31/2014	$14.68	0.17	0.49	0.66	(0.17)	(0.21)
12/31/2013	$14.39	0.18	1.00	1.18	(0.14)	(0.75)
12/31/2012	$12.91	0.22	1.39	1.61	(0.13)	—
Class R4
12/31/2016	$14.19	0.24	0.42	0.66	(0.11)	(0.27)
12/31/2015	$14.74	0.30	(0.25)	0.05	(0.32)	(0.28)
12/31/2014	$14.46	0.32	0.49	0.81	(0.32)	(0.21)
12/31/2013	$14.19	0.36	0.95	1.31	(0.29)	(0.75)
12/31/2012 (d)	$14.08	0.09	0.28	0.37	(0.26)	—
Class R5
12/31/2016	$14.20	0.24	0.43	0.67	(0.11)	(0.27)
12/31/2015	$14.75	0.31	(0.26)	0.05	(0.32)	(0.28)
12/31/2014	$14.47	0.31	0.50	0.81	(0.32)	(0.21)
12/31/2013	$14.19	0.37	0.96	1.33	(0.30)	(0.75)
12/31/2012 (f)	$14.08	0.09	0.27	0.36	(0.25)	—
Class Y
12/31/2016	$14.18	0.25	0.42	0.67	(0.12)	(0.27)
12/31/2015	$14.74	0.31	(0.26)	0.05	(0.33)	(0.28)
12/31/2014	$14.46	0.32	0.50	0.82	(0.33)	(0.21)
12/31/2013	$14.18	0.33	1.01	1.34	(0.31)	(0.75)
12/31/2012 (g)	$14.08	0.09	0.27	0.36	(0.26)	—
Class Z
12/31/2016	$14.12	0.23	0.43	0.66	(0.11)	(0.27)
12/31/2015	$14.67	0.31	(0.26)	0.05	(0.32)	(0.28)
12/31/2014	$14.40	0.32	0.48	0.80	(0.32)	(0.21)
12/31/2013	$14.13	0.32	0.99	1.31	(0.29)	(0.75)
12/31/2012	$12.67	0.34	1.39	1.73	(0.27)	—

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	The benefits derived from custody fees paid indirectly had an impact of 0.01%.
(d)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
114	Columbia Acorn Family of Funds | Annual Report 2016

Total distributions to shareholders	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.35)	$14.60	4.47%	0.54%	0.50%	1.39%	95%	$398,781
(0.56)	$14.31	0.07%	0.52%	0.50%	1.82%	69%	$387,967
(0.49)	$14.86	5.30%	0.51%	0.50%	1.88%	95%	$450,258
(1.00)	$14.58	9.07%	0.52%	0.50%	1.91%	92%	$513,293
(0.24)	$14.29	13.34%	0.58%	0.50% (c)	2.28%	109%	$323,750

(0.32)	$14.62	3.69%	1.28%	1.25%	0.63%	95%	$338,930
(0.45)	$14.41	(0.68%)	1.27%	1.25%	1.08%	69%	$364,684
(0.38)	$14.96	4.50%	1.26%	1.25%	1.14%	95%	$404,456
(0.89)	$14.68	8.23%	1.27%	1.25%	1.16%	92%	$430,173
(0.13)	$14.39	12.52%	1.32%	1.25% (c)	1.56%	109%	$253,641

(0.38)	$14.47	4.69%	0.30%	0.25%	1.64%	95%	$15,664
(0.60)	$14.19	0.33%	0.28%	0.25%	2.06%	69%	$17,453
(0.53)	$14.74	5.61%	0.26%	0.25%	2.14%	95%	$23,412
(1.04)	$14.46	9.26%	0.28%	0.25%	2.39%	92%	$14,651
(0.26)	$14.19	2.60%	0.42% (e)	0.25% (c),(e)	4.59% (e)	109%	$15

(0.38)	$14.49	4.77%	0.27%	0.24%	1.66%	95%	$12,024
(0.60)	$14.20	0.33%	0.25%	0.24%	2.14%	69%	$6,114
(0.53)	$14.75	5.62%	0.24%	0.23%	2.11%	95%	$3,536
(1.05)	$14.47	9.35%	0.25%	0.23%	2.44%	92%	$979
(0.25)	$14.19	2.58%	0.35% (e)	0.27% (c),(e)	4.60% (e)	109%	$3

(0.39)	$14.46	4.76%	0.21%	0.19%	1.71%	95%	$399
(0.61)	$14.18	0.32%	0.20%	0.19%	2.08%	69%	$352
(0.54)	$14.74	5.68%	0.19%	0.18%	2.19%	95%	$401
(1.06)	$14.46	9.46%	0.14%	0.14%	2.23%	92%	$3
(0.26)	$14.18	2.55%	0.30% (e)	0.22% (c),(e)	4.63% (e)	109%	$3

(0.38)	$14.40	4.72%	0.28%	0.25%	1.64%	95%	$341,629
(0.60)	$14.12	0.33%	0.26%	0.25%	2.08%	69%	$325,159
(0.53)	$14.67	5.57%	0.25%	0.24%	2.16%	95%	$377,119
(1.04)	$14.40	9.30%	0.26%	0.25%	2.14%	92%	$375,444
(0.27)	$14.13	13.69%	0.30%	0.25% (c)	2.48%	109%	$292,732
Columbia Acorn Family of Funds | Annual Report 2016	115

Financial Highlights
Columbia Acorn Emerging Markets FundSM
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Tax return of capital
Class A
12/31/2016	$10.24	(0.01)	(0.32)	(0.33)	(0.03)	(0.04)
12/31/2015	$12.72	0.10	(2.42)	(2.32)	(0.15)	(0.01)
12/31/2014	$13.37	0.06	(0.63)	(0.57)	(0.08)	—
12/31/2013	$12.04	0.07	1.34	1.41	(0.08)	—
12/31/2012	$9.26	0.08	2.78	2.86	(0.08)	—
Class C
12/31/2016	$10.20	(0.09)	(0.31)	(0.40)	—	—
12/31/2015	$12.65	0.01	(2.39)	(2.38)	(0.06)	(0.01)
12/31/2014	$13.32	(0.05)	(0.62)	(0.67)	—	—
12/31/2013	$12.01	(0.03)	1.34	1.31	—	—
12/31/2012	$9.24	(0.02)	2.79	2.77	—	—
Class I
12/31/2016	$10.26	0.03	(0.32)	(0.29)	(0.07)	(0.04)
12/31/2015	$12.75	0.14	(2.43)	(2.29)	(0.19)	(0.01)
12/31/2014	$13.41	0.06	(0.60)	(0.54)	(0.12)	—
12/31/2013	$12.08	0.08	1.37	1.45	(0.12)	—
12/31/2012	$9.29	0.11	2.80	2.91	(0.12)	—
Class R4
12/31/2016	$10.32	0.01	(0.31)	(0.30)	(0.06)	(0.04)
12/31/2015	$12.83	0.17	(2.49)	(2.32)	(0.18)	(0.01)
12/31/2014	$13.49	0.09	(0.63)	(0.54)	(0.12)	—
12/31/2013	$12.14	0.12	1.35	1.47	(0.12)	—
12/31/2012 (e)	$11.44	(0.01)	0.81	0.80	(0.10)	—
Class R5
12/31/2016	$10.32	(0.02)	(0.28)	(0.30)	(0.07)	(0.04)
12/31/2015	$12.82	0.15	(2.45)	(2.30)	(0.19)	(0.01)
12/31/2014	$13.48	0.10	(0.64)	(0.54)	(0.12)	—
12/31/2013	$12.14	0.12	1.34	1.46	(0.12)	—
12/31/2012 (g)	$11.44	(0.00) (h)	0.81	0.81	(0.11)	—
Class Y
12/31/2016	$10.23	0.03	(0.33)	(0.30)	(0.07)	(0.04)
12/31/2015	$12.71	0.15	(2.43)	(2.28)	(0.19)	(0.01)
12/31/2014	$13.36	0.09	(0.62)	(0.53)	(0.12)	—
12/31/2013 (i)	$12.22	0.07	1.20	1.27	(0.13)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
116	Columbia Acorn Family of Funds | Annual Report 2016

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.07)	$9.84	(3.20%) (b)	1.84% (c)	1.84% (c)	(0.11%)	43%	$49,141
(0.16)	$10.24	(18.25%)	1.67%	1.67%	0.88%	58%	$88,574
(0.08)	$12.72	(4.28%)	1.56%	1.56%	0.42%	45%	$160,969
(0.08)	$13.37	11.73% (b)	1.80%	1.76%	0.52%	36%	$177,158
(0.08)	$12.04	30.86% (b)	6.42%	1.77% (d)	0.77%	30%	$3,103

—	$9.80	(3.92%) (b)	2.60% (c)	2.59% (c)	(0.87%)	43%	$15,534
(0.07)	$10.20	(18.83%)	2.42%	2.42%	0.12%	58%	$22,953
—	$12.65	(5.03%)	2.33%	2.33%	(0.36%)	45%	$41,208
—	$13.32	10.91% (b)	2.55%	2.51%	(0.23%)	36%	$32,636
—	$12.01	29.98% (b)	7.18%	2.56% (d)	(0.15%)	30%	$615

(0.11)	$9.86	(2.81%) (b)	1.47%	1.45%	0.29%	43%	$2
(0.20)	$10.26	(17.95%)	1.31%	1.31%	1.21%	58%	$2
(0.12)	$12.75	(4.01%)	1.22%	1.22%	0.44%	45%	$3
(0.12)	$13.41	12.06% (b)	1.73%	1.39%	0.65%	36%	$7
(0.12)	$12.08	31.39% (b)	6.18%	1.41% (d)	1.05%	30%	$6

(0.10)	$9.92	(2.91%)	1.57% (c)	1.57% (c)	0.09%	43%	$1,306
(0.19)	$10.32	(18.04%)	1.36%	1.36%	1.37%	58%	$3,459
(0.12)	$12.83	(4.03%)	1.28%	1.28%	0.66%	45%	$15,467
(0.12)	$13.49	12.13% (b)	1.44%	1.44%	0.92%	36%	$13,583
(0.10)	$12.14	7.04% (b)	5.86% (f)	1.54% (d),(f)	(0.31%) (f)	30%	$16

(0.11)	$9.91	(2.90%)	1.46% (c)	1.46% (c)	(0.23%)	43%	$806
(0.20)	$10.32	(17.96%)	1.34%	1.34%	1.22%	58%	$12,643
(0.12)	$12.82	(4.02%)	1.26%	1.26%	0.72%	45%	$19,632
(0.12)	$13.48	12.07% (b)	1.42%	1.42%	0.94%	36%	$13,625
(0.11)	$12.14	7.11% (b)	5.81% (f)	1.46% (d),(f)	(0.22%) (f)	30%	$3

(0.11)	$9.82	(2.92%) (b)	1.45%	1.45%	0.29%	43%	$2
(0.20)	$10.23	(17.90%)	1.27%	1.27%	1.24%	58%	$2
(0.12)	$12.71	(3.95%)	1.22%	1.22%	0.68%	45%	$2
(0.13)	$13.36	10.43% (b)	1.36% (f)	1.36% (f)	0.97% (f)	36%	$3
Columbia Acorn Family of Funds | Annual Report 2016	117

Financial Highlights  (continued)
Columbia Acorn Emerging Markets FundSM
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Tax return of capital
Class Z
12/31/2016	$10.26	(0.00) (h)	(0.31)	(0.31)	(0.06)	(0.04)
12/31/2015	$12.74	0.13	(2.42)	(2.29)	(0.18)	(0.01)
12/31/2014	$13.40	0.08	(0.63)	(0.55)	(0.11)	—
12/31/2013	$12.07	0.11	1.33	1.44	(0.11)	—
12/31/2012	$9.28	0.12	2.79	2.91	(0.12)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from custody fees paid indirectly had an impact of 0.01%.
(e)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(h)	Rounds to zero.
(i)	Class Y shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
118	Columbia Acorn Family of Funds | Annual Report 2016

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.10)	$9.85	(3.04%) (b)	1.59% (c)	1.58% (c)	(0.04%)	43%	$38,969
(0.19)	$10.26	(17.98%)	1.42%	1.42%	1.12%	58%	$147,688
(0.11)	$12.74	(4.12%)	1.33%	1.33%	0.62%	45%	$245,053
(0.11)	$13.40	11.92% (b)	1.58%	1.54%	0.89%	36%	$177,693
(0.12)	$12.07	31.35% (b)	6.15%	1.46% (d)	1.07%	30%	$6,846
Columbia Acorn Family of Funds | Annual Report 2016	119

Financial Highlights
Columbia Acorn European FundSM
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
12/31/2016	$14.75	0.16	(0.67)	(0.51)	(0.12)	—
12/31/2015	$14.34	0.10	0.50	0.60	(0.19)	—
12/31/2014	$15.68	0.13	(1.34)	(1.21)	(0.05)	(0.08)
12/31/2013	$11.76	(0.02)	3.97	3.95	(0.01)	(0.02)
12/31/2012	$9.43	0.03	2.37	2.40	(0.07)	(0.00) (c)
Class C
12/31/2016	$14.63	0.03	(0.64)	(0.61)	(0.03)	—
12/31/2015	$14.16	(0.00) (c)	0.48	0.48	(0.01)	—
12/31/2014	$15.54	(0.01)	(1.29)	(1.30)	—	(0.08)
12/31/2013	$11.73	(0.15)	3.98	3.83	—	(0.02)
12/31/2012	$9.44	(0.15)	2.46	2.31	(0.02)	(0.00) (c)
Class I
12/31/2016	$14.74	0.18	(0.65)	(0.47)	(0.17)	—
12/31/2015	$14.33	0.16	0.49	0.65	(0.24)	—
12/31/2014	$15.67	0.11	(1.27)	(1.16)	(0.10)	(0.08)
12/31/2013	$11.75	0.12	3.88	4.00	(0.06)	(0.02)
12/31/2012	$9.43	0.10	2.32	2.42	(0.10)	(0.00) (c)
Class R4
12/31/2016	$14.82	0.17	(0.65)	(0.48)	(0.16)	—
12/31/2015	$14.40	0.24	0.41	0.65	(0.23)	—
12/31/2014 (e)	$15.85	(0.02)	(1.34)	(1.36)	(0.09)	—
Class R5
12/31/2016	$14.89	0.18	(0.66)	(0.48)	(0.16)	—
12/31/2015	$14.47	0.15	0.50	0.65	(0.23)	—
12/31/2014	$15.82	0.14	(1.32)	(1.18)	(0.09)	(0.08)
12/31/2013	$11.86	(0.04)	4.06	4.02	(0.04)	(0.02)
12/31/2012 (g)	$11.19	(0.02)	0.77	0.75	(0.08)	—
Class Z
12/31/2016	$14.75	0.19	(0.67)	(0.48)	(0.16)	—
12/31/2015	$14.34	0.15	0.49	0.64	(0.23)	—
12/31/2014	$15.68	0.15	(1.32)	(1.17)	(0.09)	(0.08)
12/31/2013	$11.76	0.11	3.88	3.99	(0.05)	(0.02)
12/31/2012	$9.44	0.08	2.34	2.42	(0.10)	(0.00) (c)

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Rounds to zero.
(d)	The benefits derived from custody fees paid indirectly had an impact of 0.01%.
(e)	Class R4 shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
120	Columbia Acorn Family of Funds | Annual Report 2016

Total distributions to shareholders	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.12)	$14.12	(3.47%)	2.00%	1.75%	1.07%	40%	$26,269
(0.19)	$14.75	4.17%	2.06%	1.75%	0.67%	37%	$40,368
(0.13)	$14.34	(7.77%)	2.05%	1.75%	0.86%	74%	$21,101
(0.03)	$15.68	33.64%	3.33%	1.74%	(0.11%)	42%	$19,078
(0.07)	$11.76	25.46%	12.35%	1.61% (d)	0.23%	37%	$453

(0.03)	$13.99	(4.21%)	2.75%	2.50%	0.18%	40%	$7,112
(0.01)	$14.63	3.41%	2.82%	2.50%	(0.02%)	37%	$7,220
(0.08)	$14.16	(8.44%)	2.84%	2.50%	(0.10%)	74%	$5,096
(0.02)	$15.54	32.63%	4.19%	2.50%	(1.10%)	42%	$1,400
(0.02)	$11.73	24.46%	12.83%	2.32% (d)	(1.33%)	37%	$89

(0.17)	$14.10	(3.21%)	1.62%	1.42%	1.24%	40%	$2
(0.24)	$14.74	4.50%	1.71%	1.43%	1.09%	37%	$3
(0.18)	$14.33	(7.49%)	1.71%	1.46%	0.74%	74%	$2
(0.08)	$15.67	34.06%	3.99%	1.41%	0.88%	42%	$8
(0.10)	$11.75	25.71%	12.05%	1.31% (d)	0.94%	37%	$6

(0.16)	$14.18	(3.27%)	1.79%	1.50%	1.15%	40%	$362
(0.23)	$14.82	4.48%	1.81%	1.50%	1.59%	37%	$408
(0.09)	$14.40	(8.60%)	1.87% (f)	1.50% (f)	(0.30%) (f)	74%	$302

(0.16)	$14.25	(3.23%)	1.68%	1.47%	1.26%	40%	$1,262
(0.23)	$14.89	4.48%	1.75%	1.48%	0.98%	37%	$2,122
(0.17)	$14.47	(7.54%)	1.75%	1.52%	0.92%	74%	$1,633
(0.06)	$15.82	33.97%	2.76%	1.51%	(0.29%)	42%	$1,891
(0.08)	$11.86	6.70%	14.07% (f)	1.36% (d),(f)	(1.07%) (f)	37%	$3

(0.16)	$14.11	(3.29%)	1.73%	1.50%	1.29%	40%	$11,345
(0.23)	$14.75	4.43%	1.78%	1.50%	1.01%	37%	$11,766
(0.17)	$14.34	(7.52%)	1.79%	1.50%	0.97%	74%	$8,499
(0.07)	$15.68	33.98%	3.98%	1.45%	0.83%	42%	$4,407
(0.10)	$11.76	25.66%	12.07%	1.33% (d)	0.76%	37%	$2,727
Columbia Acorn Family of Funds | Annual Report 2016	121

Notes to Financial Statements
December 31, 2016
Note 1. Organization
Columbia Acorn® Fund, Columbia Acorn International®, Columbia Acorn USA®, Columbia Acorn International SelectSM, Columbia Acorn SelectSM, Columbia Thermostat FundSM, Columbia Acorn Emerging Markets FundSM and Columbia Acorn European FundSM (each a Fund and collectively, the Funds) are each a series of Columbia Acorn Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.
Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a “fund of funds”, under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of affiliated stock and bond mutual funds (underlying funds) according to the current level of the Standard & Poor’s (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.
Fund shares
Each Fund may issue an unlimited number of shares. Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select each currently offers Class A, Class C, Class I, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn International currently offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class Y and Class Z shares. Columbia Thermostat Fund currently offers Class A, Class C, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn Emerging Markets Fund currently offers Class A, Class C, Class I, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn European Fund currently offers Class A, Class C, Class I, Class R4, Class R5 and Class Z shares. Columbia Acorn International generally no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund. Prior to February 1, 2016, Columbia Acorn Emerging Markets Fund was closed to most new investors and new accounts with certain exceptions.
Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are redeemed within 12 months after purchase, and a 0.50% CDSC if the shares are redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
Class B shares are subject to CDSC if redeemed within six years after purchase. Class B shares will convert to Class A shares automatically eight years after purchase.
Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.
Class I, Class R, Class R4, Class R5 and Class Y shares are offered at net asset value. There are certain restrictions on who may purchase these share classes.
Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Investment Distributors, Inc. (CMID) at no additional charge.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agent fees, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds’ share classes have equal rights with respect to voting, subject to Fund or class-specific matters.
122	Columbia Acorn Family of Funds | Annual Report 2016

Notes to Financial Statements  (continued)
December 31, 2016
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in underlying funds are valued at their net asset values as reported by the underlying funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange traded funds are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.
Futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.
Columbia Acorn Family of Funds | Annual Report 2016	123

Notes to Financial Statements  (continued)
December 31, 2016
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Derivative instruments
Columbia Acorn® Fund, Columbia Acorn USA®, and Columbia Acorn Emerging Markets FundSM invested in futures contracts on a limited basis during the year ended December 31, 2016, as detailed below. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statements of Assets and Liabilities.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Columbia Acorn Fund, Columbia Acorn USA Fund and Columbia Acorn Emerging Markets Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Acorn® Fund
At December 31, 2016, the Fund had no outstanding derivatives.
124	Columbia Acorn Family of Funds | Annual Report 2016

Notes to Financial Statements  (continued)
December 31, 2016
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(13,079,023)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity Risk	(4,292,591)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:
Derivative Instrument	Average Notional Amounts ($)**
Futures contracts — Long	56,517,703

**	Based on the ending daily outstanding amounts for the year ended December 31, 2016.
Columbia Acorn USA®
At December 31, 2016, the Fund had no outstanding derivatives.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(9,714,342)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity Risk	(465,285)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:
Derivative Instrument	Average Notional Amounts ($)**
Futures contracts — Long	7,144,960

**	Based on the ending daily outstanding amounts for the year ended December 31, 2016.
Columbia Acorn Emerging Markets FundSM
At December 31, 2016, the Fund had no outstanding derivatives.
Columbia Acorn Family of Funds | Annual Report 2016	125

Notes to Financial Statements  (continued)
December 31, 2016
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2016:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	2,440,126
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2016:
Derivative Instrument	Average Notional Amounts ($)**
Futures contracts — Long	4,260,362

**	Based on the ending daily outstanding amounts for the year ended December 31, 2016.
Security transactions and investment income
Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
The Funds may receive distributions from holdings in exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital may be made by the Funds’ management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Funds no longer own the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for ETFs and RICs.
Fund share valuation
Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The distribution and service fees and transfer agent fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.
Securities lending
Each Fund, except Columbia Thermostat Fund, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also receive a fee for the loan. The Funds have the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of a Fund and any additional required collateral is delivered to the Fund on the next business day. The Funds have elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to each Fund, net of
126	Columbia Acorn Family of Funds | Annual Report 2016

Notes to Financial Statements  (continued)
December 31, 2016
any fees remitted to Goldman Sachs Agency Lending, the Funds’ lending agent, and net of any borrower rebates. The Investment Manager does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned as of December 31, 2016 by each Fund is included in the Statements of Operations.
Offsetting of assets and liabilities
The following table presents each Fund’s gross and net amount of assets and liabilities available for offset under netting agreements and under a securities lending agreement as well as the related collateral received by each Fund as of December 31, 2016:
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Emerging Markets Fund	Columbia Acorn European Fund
	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)
Liabilities
Collateral on Securities loaned	101,389,775	169,508,371	15,336,080	5,444,661	1,161,570	3,133,401
Total Liabilities	101,389,775	169,508,371	15,336,080	5,444,661	1,161,570	3,133,401
Total Financial and Derivative Net Assets	(101,389,775)	(169,508,371)	(15,336,080)	(5,444,661)	(1,161,570)	(3,133,401)
Financial Instruments	99,397,696	162,723,470	14,865,804	5,209,652	1,122,619	3,019,078
Net Amount (a)	(1,992,079)	(6,784,901)	(470,276)	(235,009)	(38,951)	(114,323)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Securities lending transactions
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2016:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Columbia Acorn® Fund
Securities lending transactions
Equity securities	$99,397,696	$—	$—	$—	$99,397,696
Gross amount of recognized liabilities for securities lending (collateral received)					101,389,775
Amounts due to counterparty					$1,992,079
Columbia Acorn International®
Securities lending transactions
Equity securities	$162,723,470	$—	$—	$—	$162,723,470
Gross amount of recognized liabilities for securities lending (collateral received)					169,508,371
Amounts due to counterparty					$6,784,901
Columbia Acorn USA®
Securities lending transactions
Equity securities	$14,865,804	$—	$—	$—	$14,865,804
Gross amount of recognized liabilities for securities lending (collateral received)					15,336,080
Amounts due to counterparty					$470,276
Columbia Acorn International SelectSM
Securities lending transactions
Equity securities	$5,209,652	$—	$—	$—	$5,209,652
Gross amount of recognized liabilities for securities lending (collateral received)					5,444,661
Amounts due to counterparty					$235,009
Columbia Acorn Family of Funds | Annual Report 2016	127

Notes to Financial Statements  (continued)
December 31, 2016
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Columbia Acorn Emerging Markets FundSM
Securities lending transactions
Equity securities	$1,122,619	$—	$—	$—	$1,122,619
Gross amount of recognized liabilities for securities lending (collateral received)					1,161,570
Amounts due to counterparty					$38,951
Columbia Acorn European FundSM
Securities lending transactions
Equity securities	$3,019,078	$—	$—	$—	$3,019,078
Gross amount of recognized liabilities for securities lending (collateral received)					3,133,401
Amounts due to counterparty					$114,323
Federal income tax status
It is each Fund’s policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income and federal excise tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes or federal excise tax and no federal income or excise tax provision was required.
Foreign taxes
Realized gains in certain countries may be subject to foreign taxes at the fund level. The Funds accrue for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statements of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Investment management fees
CWAM is a wholly-owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds’ business affairs.
128	Columbia Acorn Family of Funds | Annual Report 2016

Notes to Financial Statements  (continued)
December 31, 2016
CWAM receives a monthly advisory fee based on each Fund’s average daily net assets at the following annual rates:
Columbia Acorn Fund
Average daily net assets	Annual fee rate
Up to $700 million	0.740%
$700 million to $2 billion	0.690%
$2 billion to $6 billion	0.640%
$6 billion and over	0.630%

Columbia Acorn International
Average daily net assets	Annual fee rate
Up to $100 million	1.190%
$100 million to $500 million	0.940%
$500 million and over	0.740%

Columbia Acorn USA
Average daily net assets	Annual fee rate
Up to $200 million	0.940%
$200 million to $500 million	0.890%
$500 million to $2 billion	0.840%
$2 billion to $3 billion	0.800%
$3 billion and over	0.700%

Columbia Acorn International Select, prior to July 1, 2016
Average daily net assets	Annual fee rate
Up to $500 million	0.940%
$500 million and over	0.900%

Columbia Acorn International Select, effective July 1, 2016
Average daily net assets	Annual fee rate
Up to $500 million	0.890%
$500 million and over	0.850%

Columbia Acorn Select
Average daily net assets	Annual fee rate
Up to $700 million	0.850%
$700 million to $2 billion	0.800%
$2 billion to $3 billion	0.750%
$3 billion and over	0.700%

Columbia Thermostat Fund
Annual fee rate
All Average Daily Net Assets	0.100%

Columbia Acorn Emerging Markets Fund
Average daily net assets	Annual fee rate
Up to $100 million	1.250%
$100 million to $500 million	1.000%
$500 million and over	0.800%

Columbia Acorn Family of Funds | Annual Report 2016	129

Notes to Financial Statements  (continued)
December 31, 2016
Columbia Acorn European Fund
Average daily net assets	Annual fee rate
Up to $100 million	1.190%
$100 million to $500 million	0.940%
$500 million and over	0.740%
Through April 30, 2017, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by Columbia Acorn Select. When determining whether the Fund’s total expenses exceed the voluntary expense cap described below, the Fund’s net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund’s total expenses. This arrangement may be modified or amended with approval from all parties to the arrangement, including the Fund and CWAM.
For the year ended December 31, 2016, the effective investment advisory fee rates (net of the advisory fee waiver for Columbia Acorn Select) were as follows:
Fund	Effective investment advisory fee rate
Columbia Acorn® Fund	0.663%
Columbia Acorn International®	0.762%
Columbia Acorn USA®	0.891%
Columbia Acorn International SelectSM	0.916%
Columbia Acorn SelectSM	0.650%
Columbia Thermostat FundSM	0.100%
Columbia Acorn Emerging Markets FundSM	1.147%
Columbia Acorn European FundSM	1.190%
Administration fees
CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:
Columbia Acorn Trust
Aggregate average daily net assets of the trust	Annual fee rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%
For the year ended December 31, 2016, the effective administration fee rate was 0.046% of each Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Funds.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.
130	Columbia Acorn Family of Funds | Annual Report 2016

Notes to Financial Statements  (continued)
December 31, 2016
Compensation of Chief Compliance Officer
The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds are allocated a portion of certain of the expenses associated with the office of the Chief Compliance Officer based on relative net assets of each fund.
Transactions with affiliates
An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares during the year. On December 31, 2016, Columbia Acorn® Fund and Columbia Thermostat FundSM each held five percent or more of the outstanding voting securities of one or more companies or a company which is under common ownership or control with the Funds. Details of investments in those affiliated companies are presented in the Notes to Statement of Investments of each Fund listed above.
For the year ended December 31, 2016, the Funds engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the 1940 Act and totaled as follows.
Fund	Purchases ($)	Sales ($)	Realized loss from sale transactions ($)
Columbia Acorn® Fund	43,059,057	—	—
Columbia Acorn International®	7,346,843	32,723,033	(2,682,111)
Columbia Acorn USA®	—	17,716,509	1,729,819
Columbia Acorn International SelectSM	229,440	—	—
Columbia Acorn Emerging Markets FundSM	559,014	357,940	(320,047)
Columbia Acorn European FundSM	651,366	—	—
Transfer agency fees
Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Funds. CMIS receives monthly account-based service fees based on the number of open Fund accounts. Each Fund pays CMIS a monthly fee at the annual rate of $20.00 per open account. Subject to certain limitations, the Funds reimburse payments made by CMIS to financial intermediaries for the shareholder services that the intermediaries provide, in amounts that vary by share class and with the type of intermediary and type of shareholder services provided.
The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I shares and Class Y shares do not pay transfer agency fees.
For the year ended December 31, 2016, the Funds’ effective transfer agency fee rates, excluding any voluntary transfer agency fee waivers, as a percentage of average daily net assets of each class were as follows:
Fund	Class A (%)	Class B (%)	Class C (%)	Class R (%)	Class R4 (%)	Class R5 (%)	Class Z(%)
Columbia Acorn® Fund	0.09	—	0.08	—	0.13	0.05	0.06
Columbia Acorn International®	0.14	0.29 (a)	0.12	0.17	0.16	0.05	0.10
Columbia Acorn USA®	0.14	—	0.12	—	0.16	0.05	0.14
Columbia Acorn International SelectSM	0.14	—	0.16	—	0.13	0.05	0.11
Columbia Acorn SelectSM	0.13	—	0.11	—	0.13	0.05	0.11
Columbia Thermostat FundSM	0.07	—	0.07	—	0.09	0.05	0.07
Columbia Acorn Emerging Markets FundSM	0.15	—	0.15	—	0.13	0.05	0.14
Columbia Acorn European FundSM	0.12	—	0.12	—	0.16	0.05	0.10

(a)	Net of contractual transfer agency fee waiver.
Columbia Acorn Family of Funds | Annual Report 2016	131

Notes to Financial Statements  (continued)
December 31, 2016
Columbia Acorn International and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent to certain associated investment companies, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At December 31, 2016, Columbia Acorn International’s total potential future obligation over the life of the Guaranty is $42,531. The liability remaining at December 31, 2016 for non-recurring charges associated with the lease amounted to $30,346 and is included within the payable for other liabilities in the Statements of Assets and Liabilities.
CMIS has contractually agreed to waive transfer agency fees payable by Class B shares of Columbia Acorn International through April 30, 2017. This fee waiver may only be modified or amended with approval from the Fund’s Board and CMIS. CMIS also has voluntarily agreed to waive a portion of the total annual Fund operating expenses attributable to transfer agency fees incurred by Class A and Class C shares of Columbia Acorn International such that the Fund’s total annual Fund operating expenses will be reduced by 0.04% and 0.02% for Class A and Class C shares of the Fund, respectively. Prior to March 18, 2016, CMIS voluntarily agreed to waive a portion of the total annual Fund operating expenses attributable to transfer agency fees incurred by Class B shares of Columbia Acorn International such that the Fund’s total annual Fund operating expenses was reduced by 0.03%.
Distribution and service fees
CMID, a wholly owned subsidiary of Ameriprise Financial, is the distributor of the Funds. Each Fund has adopted a distribution and service plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50%, 0.75% and 0.50%, annually, of the average daily net assets attributable to Class B, Class C and Class R shares, respectively. CMID receives no compensation with respect to Class R4, Class R5, Class Y and Class Z shares.
Sales charges (Unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing each Fund’s shares for the year ended December 31, 2016 are listed below:
	Underwriting Discounts ($)		CDSCs ($)
Fund	Class A	Class A	Class B	Class C
Columbia Acorn® Fund	323,564	920	53	10,524
Columbia Acorn International®	237,802	168	6	2,991
Columbia Acorn USA®	30,963	59	—	50
Columbia Acorn International SelectSM	13,165	1	—	290
Columbia Acorn SelectSM	31,096	170	—	131
Columbia Thermostat FundSM	732,045	63	—	23,771
Columbia Acorn Emerging Markets FundSM	21,489	22	—	677
Columbia Acorn European FundSM	29,673	—	—	—
Expenses waived/reimbursed by the Investment Manager and its affiliates
Effective July 1, 2016, CWAM has contractually agreed to waive fees indefinitely and reimburse expenses so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in other investment companies, if any) do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.40%	2.15%	1.02%	1.15%	1.07%	1.02%	1.15%
This arrangement may not be modified or terminated, except by a vote of the Fund’s Board and CWAM.
132	Columbia Acorn Family of Funds | Annual Report 2016

Notes to Financial Statements  (continued)
December 31, 2016
Effective May 1, 2016, CWAM has voluntarily agreed to reimburse expenses so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund’s investments in other investment companies, if any) after giving effect to any balance credits or overdraft charges from the Funds’ custodian, do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.45%	1.34%	1.45%	1.39%	1.34%	1.45%
Columbia Acorn Select	1.60%	2.35%	1.25%	1.35%	1.30%	1.25%	1.35%
These arrangements may be modified or terminated by either the Funds or CWAM on 30 days notice.
Through April 30, 2016, CWAM voluntarily agreed to reimburse expenses so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund’s investments in other investment companies, if any) after giving effect to any balance credits or overdraft charges from the Funds’ custodian, do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.45%	1.37%	1.45%	1.42%	1.37%	1.45%
Columbia Acorn Select	1.60%	2.35%	1.25%	1.35%	1.30%	1.25%	1.35%
Effective May 1, 2016, CWAM has contractually agreed to waive fees and/or reimburse expenses through April 30, 2017, so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund’s investments in other investment companies, if any, and in the case of Columbia Thermostat Fund its underlying portfolio funds), do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Thermostat Fund	0.50%	1.25%	—	0.25%	0.24%	0.19%	0.25%
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.45%	1.60%	1.50%	1.45%	1.60%
Columbia Acorn European Fund	1.75%	2.50%	1.42%	1.50%	1.47%	—	1.50%
There is no guarantee that these agreements will continue thereafter.
Through April 30, 2016, CWAM contractually waived fees and/or reimburse expenses so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund’s investments in other investment companies, if any, and in the case of Columbia Thermostat Fund its underlying portfolio funds), did not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Thermostat Fund	0.50%	1.25%	—	0.25%	0.24%	0.19%	0.25%
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.48%	1.60%	1.53%	1.48%	1.60%
Columbia Acorn European Fund	1.75%	2.50%	1.41%	1.50%	1.46%	—	1.50%
Expenses waived and/or reimbursed by CWAM and its affiliates for the year ended December 31, 2016, were as follows:
Fund	Expenses reimbursed
Columbia Acorn International®	297,187
Columbia Acorn International SelectSM	85,117
Columbia Acorn SelectSM	694,365
Columbia Thermostat FundSM	388,322
Columbia Acorn Emerging Markets FundSM	9,954
Columbia Acorn European FundSM	141,465
Columbia Acorn Family of Funds | Annual Report 2016	133

Notes to Financial Statements  (continued)
December 31, 2016
CWAM is contractually entitled to recoup from each of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund any fees waived and/or expenses reimbursed with respect to any share class offered by Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund for a one year period following the date of such fee waiver and/or reimbursement, if such recovery does not cause the ordinary operating expenses of the Fund (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) to exceed the annual rates set forth above, or to exceed such annual rate as may be in place at the time of the recoupment, whichever is less. For Columbia Acorn Emerging Markets Fund, the potential recoupment of fees is $9,502. For the year ended December 31, 2016, there was no recoupment of fees.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, derivative investments, late-year ordinary losses, capital loss carryforwards, Trustees’ deferred compensation, foreign currency transactions, distribution reclassifications, net operating loss reclassification, earnings and profits distributed to shareholders on the redemption of shares, investments in partnerships, former PFIC holdings, foreign capital gains tax and excess distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid-In Capital Increase (Decrease) ($)
Columbia Acorn® Fund	2,685,733	(213,459,778)	210,774,045
Columbia Acorn International®	32,850,182	(17,260,731)	(15,589,451)
Columbia Acorn USA®	2,258,391	11,173	(2,269,564)
Columbia Acorn International SelectSM	95,800	(24,824)	(70,976)
Columbia Acorn SelectSM	645,215	52,685	(697,900)
Columbia Thermostat FundSM	2,253,509	(2,547,324)	293,815
Columbia Acorn Emerging Markets FundSM	(65,434)	91,408	(25,974)
Columbia Acorn European FundSM	80,637	(80,637)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
134	Columbia Acorn Family of Funds | Annual Report 2016

Notes to Financial Statements  (continued)
December 31, 2016
The tax character of distributions paid during the years indicated was as follows:
	Year Ended December 31, 2016				Year Ended December 31, 2015
Fund	Ordinary income ($)	Long-term capital gains ($)	Tax return of capital ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Tax return of capital ($)	Total ($)
Columbia Acorn® Fund	—	1,778,266,515	—	1,778,266,515	—	3,585,084,598	—	3,585,084,598
Columbia Acorn International®	29,981,674	39,664,002	—	69,645,676	84,310,276	271,338,817	—	355,649,093
Columbia Acorn USA®	—	238,540,555	—	238,540,555	—	299,435,943	—	299,435,943
Columbia Acorn International SelectSM	834,655	—	102,686	937,341	3,693,352	—	53,469	3,746,821
Columbia Acorn SelectSM	—	55,197,227	—	55,197,227	16,453,889	148,151,227	—	164,605,116
Columbia Thermostat FundSM	6,194,754	21,063,441	—	27,258,195	29,188,757	13,167,986	—	42,356,743
Columbia Acorn Emerging Markets FundSM	544,142	—	404,319	948,461	4,455,103	—	203,958	4,659,061
Columbia Acorn European FundSM	419,336	—	—	419,336	747,168	—	—	747,168
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2016, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation (depreciation) ($)
Columbia Acorn® Fund	22,321,407	149,863,584	—	1,401,757,695
Columbia Acorn International®	43,466,648	—	(46,821,711)	832,097,391
Columbia Acorn USA®	—	19,336,705	—	183,642,595
Columbia Acorn International SelectSM	—	—	(14,662,013)	15,401,840
Columbia Acorn SelectSM	—	25,549,240	—	49,526,149
Columbia Thermostat FundSM	13,648,908	3,913,220	—	15,287,870
Columbia Acorn Emerging Markets FundSM	—	—	(85,699,518)	(2,961,098)
Columbia Acorn European FundSM	174,167	—	(9,443,844)	4,723,387
At December 31, 2016, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation (depreciation) ($)
Columbia Acorn® Fund	3,502,338,923	1,479,513,155	(77,755,460)	1,401,757,695
Columbia Acorn International®	3,982,689,795	1,082,599,234	(250,501,843)	832,097,391
Columbia Acorn USA®	484,362,652	194,048,244	(10,405,649)	183,642,595
Columbia Acorn International SelectSM	89,234,209	21,141,621	(5,739,781)	15,401,840
Columbia Acorn SelectSM	258,855,537	53,651,673	(4,125,524)	49,526,149
Columbia Thermostat FundSM	1,090,554,326	21,642,970	(6,355,100)	15,287,870
Columbia Acorn Emerging Markets FundSM	110,127,305	13,111,522	(16,072,620)	(2,961,098)
Columbia Acorn European FundSM	44,527,887	6,729,040	(2,005,653)	4,723,387
Columbia Acorn Family of Funds | Annual Report 2016	135

Notes to Financial Statements  (continued)
December 31, 2016
The following capital loss carryforwards, determined at December 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2016, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
Fund	2017 ($)	2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
Columbia Acorn International®	—	—	—	46,821,711	—	46,821,711	—	15,589,450	—
Columbia Acorn International SelectSM	—	—	—	14,662,013	—	14,662,013	361,514	—	—
Columbia Acorn Emerging Markets FundSM	—	—	—	44,001,715	41,697,803	85,699,518	—	—	—
Columbia Acorn European FundSM	—	—	—	5,868,008	3,575,836	9,443,844	—	—	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2016, the Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on January 1, 2017.
Fund	Late year ordinary losses ($)	Post-october capital losses ($)
Columbia Acorn International SelectSM	8,631	—
Columbia Acorn Emerging Markets FundSM	297,319	—
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Line of credit
During the period January 1, 2016 through April 28, 2016, the Trust participated in a revolving credit facility in the amount of $400 million with a syndicate of banks led by JPMorgan Chase Bank, N.A., along with Wanger Advisors Trust, another trust managed by CWAM. Effective April 28, 2016, the credit facility was renewed in the amount of $200 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. Under each facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% (before April 28, 2016) and 0.15% (after April 28, 2016) per annum of the unutilized line of credit is accrued and apportioned among the participating Funds based on their relative net assets. The commitment fee is disclosed as a part of other expenses in the Statement of Operations. Interest expense incurred by the Fund is recorded as interest expense in the Statements of Operations. The Trust expects to renew this line of credit for one year durations each April at then current market rates and terms.
For the year ended December 31, 2016, the average daily loan balance outstanding on days when borrowing existed was as follows.
Fund name	Average daily loan balance outstanding	Weighted average interest rate
Columbia Acorn® Fund	$ 9,500,000	1.44%
Columbia Acorn Emerging Markets FundSM	$ 8,800,000	1.37%
136	Columbia Acorn Family of Funds | Annual Report 2016

Notes to Financial Statements  (continued)
December 31, 2016
Note 6. Portfolio information
The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the year ended December 31, 2016, were:
	Purchases ($)	Proceeds from sales ($)	Purchases of U.S. Government securities ($)	Proceeds from Sales of U.S. Government securities ($)
Columbia Acorn® Fund	4,754,585,619	6,925,966,545	—	—
Columbia Acorn International®	2,550,415,285	4,200,382,575	—	—
Columbia Acorn USA®	651,348,456	946,651,264	—	—
Columbia Acorn International SelectSM	54,462,162	92,883,267	—	—
Columbia Acorn SelectSM	253,820,139	380,325,911	—	—
Columbia Thermostat FundSM	1,061,310,219	1,087,974,321	—	—
Columbia Acorn Emerging Markets FundSM	68,672,780	222,415,474	—	—
Columbia Acorn European FundSM	22,104,565	35,249,174	—	—
The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 7. Regulatory settlements
During the period ended December 31, 2015, Columbia Acorn International Select recorded a receivable of $33,279 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against third parties relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.
Note 8. Significant risks
Consumer discretionary sector risk
Columbia Acorn International®, Columbia Acorn SelectSM and Columbia Acorn Emerging Markets FundSM may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Health Care Sector Risk
Columbia Acorn® Fund and Columbia Acorn USA® may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Industrial sector risk
Columbia Acorn International®, Columbia Acorn International SelectSM, Columbia Acorn SelectSM and Columbia European FundSM may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general,
Columbia Acorn Family of Funds | Annual Report 2016	137

Notes to Financial Statements  (continued)
December 31, 2016
including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At December 31, 2016, the table below details the affiliated and significant unaffiliated shareholder account ownership of outstanding shares of each Fund. The Funds have no knowledge about whether any portion of these unaffiliated shares were owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.
Fund	Number of unaffiliated accounts	Percentage of shares outstanding held — unaffiliated (%)	Percentage of shares outstanding held — affiliated (%)
Columbia Acorn International®	1	20.3	—
Columbia Acorn USA®	2	59.4	—
Columbia Acorn International SelectSM	2	31.2	11.5
Columbia Acorn SelectSM	1	18.5	13.3
Columbia Thermostat FundSM	1	19.7	24.4
Columbia Acorn Emerging Markets FundSM	1	10.1	33.7
Columbia Acorn European FundSM	1	10.9	43.8
Technology and technology-related investment risk
Columbia Acorn European FundSM may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
138	Columbia Acorn Family of Funds | Annual Report 2016

Notes to Financial Statements  (continued)
December 31, 2016
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Acorn Family of Funds | Annual Report 2016	139

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Acorn Trust and Shareholders of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund:
In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund (each a series of the Columbia Acorn Trust, hereinafter referred to as the "Funds") as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Chicago, IL
February 21, 2017
140	Columbia Acorn Family of Funds | Annual Report 2016

Federal Income Tax Information
(Unaudited)
The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2016. Shareholders were notified in early 2017 of the amounts for use in preparing 2016 income tax returns.
	Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid	Foreign taxes paid per share	Foreign source income	Foreign source income per share
Columbia Acorn® Fund	0.00%	0.00%	$1,522,583,839	$0	$0.00	$0	$0.00
Columbia Acorn International®	100.00%	0.00%	$0	$10,588,165	$0.09	$114,405,379	$0.93
Columbia Acorn USA®	0.00%	0.00%	$182,446,714	$0	$0.00	$0	$0.00
Columbia Acorn International SelectSM	100.00%	0.79%	$0	$158,903	$0.03	$1,885,280	$0.41
Columbia Acorn SelectSM	0.00%	0.00%	$53,086,026	$0	$0.00	$0	$0.00
Columbia Thermostat FundSM	28.44%	24.61%	$4,340,706	$69,323	$0.00	$250,704	$0.00
Columbia Acorn Emerging Markets FundSM	100.00%	0.00%	$0	$555,341	$0.05	$2,939,296	$0.27
Columbia Acorn European FundSM	100.00%	0.00%	$0	$136,427	$0.04	$1,517,428	$0.46
Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Columbia Acorn Family of Funds | Annual Report 2016	141

Board of Trustees and Management of the Columbia Acorn Family of Funds
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
800.922.6769
Independent trustees
Name and age at December 31, 2016	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 51, Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business since 2007; Director, Carlson Inc. (private global hospitalities and travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	11	None.
Maureen M. Culhane, 68	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	11	None.
Margaret M. Eisen, 63	2002	Trustee, Smith College since 2012; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	11	RMB Investors Trust (formerly Burnham Investors Trust) (3 series).
Thomas M. Goldstein, 57	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011-2014; Founding Partner, The GRG Group LLC, 2009-2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007-2009.	11	Federal Home Loan Bank – Chicago; Federal Home Loan Mortgage Corporation.
John C. Heaton, 57	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000.	11	None.
142	Columbia Acorn Family of Funds | Annual Report 2016

Board of Trustees and Management of the Columbia Acorn Family of Funds
Independent trustees  (continued)
Name and age at December 31, 2016	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Charles R. Phillips, 60	2015	Retired. Director, University of North Carolina School of Law Foundation since 2010. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	11	None.
David J. Rudis, 63, Vice Chair	2010	Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	11	None.
Interested trustees affiliated with Investment Manager
Name and age at December 31, 2016	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
P. Zachary Egan, 48 (2)	2015	President, CWAM and President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.	11	None.
Ralph Wanger, 82 (3)	1970 (4)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003-September 2005.	11	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	Mr. Egan is an "interested person" of Wanger Advisers Trust and Columbia Acorn Trust, and of CWAM, as defined in the 1940 Act, because he is an officer of each Trust and an employee of CWAM.
(3)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust.
(4)	Dates prior to 1992 relate to the Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.
Columbia Acorn Family of Funds | Annual Report 2016	143

Board of Trustees and Management of the Columbia Acorn Family of Funds  (continued)
Fund officers
Name and age at December 31, 2016	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Alan G. Berkshire, 56	Vice President	2015	Chief Operating Officer, CWAM since April 2015. Formerly, Independent Director, ValueQuest India Moat Fund Limited (Mauritius), April 2014-March 2015; President – North America, Religare Global Asset Management, Inc., June 2011-November 2013; Partner, Estancia Capital Management LLC, September 2009-June 2011.
Michael G. Clarke, 47	Assistant Treasurer	2004	Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; Senior officer of Columbia funds and affiliated funds since 2002.
William J. Doyle, 52	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2006; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
P. Zachary Egan, 48	President	2007	President, CWAM and President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.
David L. Frank, 53	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
Paul B. Goucher, 48	Assistant Secretary	2015	Senior Vice President and Assistant General Cousel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively, and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Counsel and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Fritz Kaegi, 45	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
John Kunka, 46	Vice President, Treasurer and Principal Accounting and Financial Officer	2006	Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Vice President of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.
Stephen Kusmierczak, 49	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Joseph C. LaPalm, 47	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 46	Assistant Secretary	2015	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel, May 2010-August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia funds and affiliated funds since 2005.
Matthew A. Litfin, 45	Vice President	2016	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; formerly, portfolio manager, William Blair & Company 1993-2015; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2016.
Satoshi Matsunaga, 45	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2005; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
144	Columbia Acorn Family of Funds | Annual Report 2016

Board of Trustees and Management of the Columbia Acorn Family of Funds  (continued)
Fund officers  (continued)
Name and age at December 31, 2016	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Thomas P. McGuire, 44	Chief Compliance Officer	2015	Chief Compliance Officer of the Columbia family of mutual funds for which Columbia Management Investment Advisers, LLC serves as investment adviser since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Louis J. Mendes III, 52	Vice President	2003	International Director of Research, CWAM, since 2015; portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.
Julian Quero, 49	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 42	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015; Manager of Financial Reporting, Columbia Management, August 2010-April 2013.
Matthew S. Szafranski, 39	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2008; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Andreas Waldburg-Wolfegg, 51	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Linda Roth-Wiszowaty, 47	Secretary	2006	Business support analyst, CWAM since April 2007; Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014.
Columbia Acorn Family of Funds | Annual Report 2016	145

Expense Information
as of December 31, 2016
Columbia Acorn® Fund	Class A	Class B(a)	Class C	Class I	Class R	Class R4	Class R5	Class Y	Class Z
Investment advisory fee	0.66%		0.66%	0.66%		0.66%	0.66%	0.66%	0.66%
Distribution and/or service fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other expenses	0.19%		0.18%	0.10%		0.23%	0.15%	0.10%	0.16%
Net expense ratio	1.10%		1.84%	0.76%		0.89%	0.81%	0.76%	0.82%
Columbia Acorn International®
Investment advisory fee	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and/or service fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%	0.00%	0.00%	0.00%
Other expenses	0.22%	0.40%	0.23%	0.12%	0.29%	0.29%	0.17%	0.12%	0.22%
Net expense ratio	1.23%	1.91%	1.99%	0.88%	1.55%	1.05%	0.93%	0.88%	0.98%
Columbia Acorn USA®
Investment advisory fee	0.89%		0.89%	0.89%		0.89%	0.89%	0.89%	0.89%
Distribution and/or service fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other expenses	0.27%		0.24%	0.09%		0.29%	0.18%	0.12%	0.27%
Net expense ratio	1.41%		2.13%	0.98%		1.18%	1.07%	1.01%	1.16%
Columbia Acorn International SelectSM
Investment advisory fee	0.92%		0.92%	0.92%		0.92%	0.92%	0.92%	0.92%
Distribution and/or service fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other expenses	0.31%		0.31%	0.11%		0.29%	0.27%	0.12%	0.27%
Net expense ratio	1.48%		2.23%	1.03%		1.21%	1.19%	1.04%	1.19%
Columbia Acorn SelectSM
Investment advisory fee	0.65%		0.65%	0.65%		0.65%	0.65%	0.65%	0.65%
Distribution and/or service fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other expenses	0.27%		0.26%	0.15%		0.28%	0.20%	0.15%	0.25%
Net expense ratio	1.17%		1.91%	0.80%		0.93%	0.85%	0.80%	0.90%
Columbia Thermostat FundSM
Investment advisory fee	0.10%		0.10%			0.10%	0.10%	0.10%	0.10%
Distribution and/or service fees	0.25%		1.00%			0.00%	0.00%	0.00%	0.00%
Other expenses	0.15%		0.15%			0.15%	0.14%	0.09%	0.15%
Net expense ratio(b)	0.50%		1.25%			0.25%	0.24%	0.19%	0.25%
Columbia Acorn Emerging Markets FundSM
Investment advisory fee	1.15%		1.15%	1.15%		1.15%	1.15%	1.15%	1.15%
Distribution and/or service fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other expenses	0.44%		0.44%	0.30%		0.42%	0.31%	0.30%	0.43%
Net expense ratio	1.84%		2.59%	1.45%		1.57%	1.46%	1.45%	1.58%
Columbia Acorn European FundSM
Investment advisory fee	1.19%		1.19%	1.19%		1.19%	1.19%		1.19%
Distribution and/or service fees	0.25%		1.00%	0.00%		0.00%	0.00%		0.00%
Other expenses	0.31%		0.31%	0.23%		0.31%	0.28%		0.31%
Net expense ratio	1.75%		2.50%	1.42%		1.50%	1.47%		1.50%
See the Funds’ prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.
Fees and expenses are for the year ended December 31, 2016. Please see Note 3, “Fees and Other Transactions With Affiliates” in the Notes to Financial Statements of this report for information on fee waivers and/or expense reimbursements in place for Columbia Acorn International, Columbia Acorn International Select, Columbia Acorn Select, Columbia Acorn Emerging Markets Fund, Columbia Acorn European Fund and Columbia Thermostat Fund.
(a)	Effective April 26, 2016, only Columbia Acorn International continues to offer Class B shares.
(b)	Does not include estimated fees and expenses of 0.51% incurred by Columbia Thermostat Fund from the underlying portfolio funds in which it invests.
146	Columbia Acorn Family of Funds | Annual Report 2016

Additional Information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Acorn Family of Funds | Annual Report 2016	147

Columbia Acorn Family of Funds
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. Columbia Acorn Family of Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN 110_12_G01_(02/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Thomas Goldstein, a member of the registrant’s Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Goldstein is an independent trustee, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$295,800	$287,200

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$25,000	$47,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2016 and December 31, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$70,800	$70,800

Tax Fees incurred in both fiscal years 2016 and 2015 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2016 and December 31, 2015, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2016 and December 31, 2015 are as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$225,000	$225,000

In both fiscal years 2016 and 2015, All Other Fees primarily consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”). A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2016 and December 31, 2015 was zero.

(f)	Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2016 and December 31, 2015 are approximately as follows:

2016	2015
$320,800	$343,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President and Principal Executive Officer

Date	February 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President and Principal Executive Officer

Date	February 21, 2017

By (Signature and Title)	/s/ John M. Kunka
John M. Kunka, Treasurer and Principal Accounting and Financial Officer

Date	February 21, 2017